UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Integrys Energy Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Integrys Energy Group, Inc.
(formerly known as WPS Resources Corporation)
130 East Randolph Drive, Chicago, Illinois 60601

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 17, 2007

The Integrys Energy Group annual meeting will be held on Thursday, May 17, 2007, at 10 a.m., Central daylight time, at the Weidner Center, on the campus of the University of Wisconsin - Green Bay, 2420 Nicolet Drive, Green Bay, Wisconsin. Our shareholders are asked to vote to:

1.               Elect Pastora San Juan Cafferty, Ellen Carnahan, Michael E. Lavin, William F. Protz, Jr. and Larry L. Weyers to three-year terms on the Board of Directors or until their successors have been duly elected;

2.               Approve the Integrys Energy Group 2007 Omnibus Incentive Compensation Plan, which authorizes 3.5 million shares of Common Stock for future grants;

3.               Approve an amendment to the Integrys Energy Group Deferred Compensation Plan that authorizes the issuance of an additional 0.7 million shares of Common Stock under the plan;

4.               Ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for Integrys Energy Group and its subsidiaries for 2007; and

5.               Transact any other business properly brought before the annual meeting and any adjournment or postponement thereof.

If you held shares in Integrys Energy Group at the close of business on March 22, 2007, you are entitled to vote at the annual meeting.

You may vote your shares over the Internet at www.voteproxy.com, by calling toll-free (800) 776-9437, by completing and mailing the enclosed proxy card, or in person at the annual meeting. We request that you vote in advance whether or not you attend the annual meeting. You may revoke your proxy at any time prior to the vote at the annual meeting and vote your shares in person at the meeting or by using any of the voting options provided. Please review the proxy statement and follow the directions closely in exercising your vote.

INTEGRYS ENERGY GROUP, INC.

PETER H. KAUFFMAN
Secretary and Chief Governance Officer

Chicago, Illinois
April 6, 2007

The board of directors solicits the enclosed proxy. Your vote is important no matter how large or small your holdings. To assure your representation at the meeting, please complete, sign exactly as your name appears, date and promptly mail the enclosed proxy card in the postage-paid envelope provided or use one of the alternative voting options provided.

2007 ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
TABLE OF CONTENTS

i

This proxy statement, the accompanying Notice of Annual Meeting of Shareholders and proxy card are being mailed to shareholders on or about April 6, 2007, and are furnished in connection with the solicitation of proxies by the board of directors of Integrys Energy Group, Inc.

FREQUENTLY ASKED QUESTIONS

Q:             Why have I received these materials?

A.              All shareholders of Integrys Energy Group were sent these proxy materials. You are asked to elect five members to the board of directors, approve the Integrys Energy Group 2007 Omnibus Incentive Compensation Plan which authorizes 3.5 million shares of Common Stock for future grants, approve an amendment to the Integrys Energy Group Deferred Compensation Plan that authorizes the issuance of an additional 0.7 million shares under the plan, ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for Integrys Energy Group and its subsidiaries for 2007 and vote on any other business that may be properly brought before the annual meeting.

Q:             Who can attend the annual meeting?

A:              Anyone who is a shareholder as of the close of business on March 22, 2007 may attend the annual meeting and vote. This includes all those shareholders holding Integrys Energy Group stock certificates on March 22, 2007. Each shareholder may be accompanied by one guest. Former shareholders of Peoples Energy who have not yet exchanged their shares may attend the annual meeting and vote.

Q:             How are directors elected?

A:              A plurality of votes cast at the annual meeting is required to elect directors (assuming a quorum is present). Five directors will be elected at the annual meeting. “Plurality” means the five individuals who receive the largest number of votes will be elected as directors. Shares not voted at the annual meeting will not affect the election of directors. Abstentions, broker non-votes and votes withheld will be treated as shares not voted.

Q:             What constitutes a quorum?

A:              A quorum is the number of shares that must be voted at the meeting to lawfully conduct business. Votes of a majority of the shares entitled to vote constitute a quorum. As of the record date of March 22, 2007, a total of 75,619,431 shares were eligible to vote. Votes of 37,809,716 shares will constitute a quorum.

Q:             What are the items to be voted on?

A:              Items you are asked to vote on are the election of five directors, approval of the Integrys Energy Group 2007 Omnibus Incentive Compensation Plan which authorizes 3.5 million shares of Common Stock for future grants, approval of an amendment to the Integrys Energy Group Deferred Compensation Plan that authorizes the issuance of an additional 0.7 million shares under the plan and ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for Integrys Energy Group and its subsidiaries for 2007. Additional matters may be voted on at this annual meeting if they are properly presented at the meeting.

Q:             What is the Integrys Energy Group 2007 Omnibus Incentive Plan?

A:              The Integrys Energy Group 2007 Omnibus Incentive Compensation Plan is designed to provide both short-term (annual) and long-term incentive awards for eligible employees. The plan authorizes the issuance of up to 3.5 million shares of Integrys Energy Group common stock. The plan is being adopted to provide for future compensation that may be made to the officers of Integrys Energy Group.

Q:             What is the amendment to the Integrys Energy Group Deferred Compensation Plan?

A:              The Integrys Energy Group Deferred Compensation Plan is being amended to authorize an additional 700,000 shares of Integrys Energy Group common stock to be issued under the plan. These additional shares are needed to provide for additional compensation that may be made in the future to the officers of Integrys Energy Group.

Q:             What happens if additional proposals are presented at the meeting?

A:              Our By-laws require advance notice of any matter to be brought before the annual meeting. We have not received any notice requesting additional proposals be addressed at the meeting. Therefore, we are not required to present any other issues at the meeting. Additional issues may be presented at the discretion of Integrys Energy Group. If an additional proposal is brought up, the shares represented by proxy will be voted in accordance with the discretionary judgment of the appointed proxies, Larry L. Weyers and Peter H. Kauffman.

Q:             Who tabulates the votes?

A:              Our independent transfer agent, American Stock Transfer & Trust Company, tabulates the votes.

Q:             Is my vote confidential?

A:              Yes. American Stock Transfer & Trust Company will hold your vote in confidence. Whether you vote your shares by Internet, telephone or mail, your vote will be received directly by American Stock Transfer & Trust Company. American Stock Transfer & Trust Company will serve as inspector, count all the proxies or ballots submitted and report the vote at the annual shareholder meeting on May 17, 2007.

Q:             Do I need to attend the annual meeting in order to vote?

A:              No. You can vote at any time prior to the annual meeting by using the Internet, by telephone or by returning the completed proxy card in the enclosed envelope. You may also vote in person by submitting your proxy card at the annual meeting.

Q.             Who can vote?

A:              Anyone who owned Integrys Energy Group common stock as of the close of business on March 22, 2007 can vote. Any shareholder of Peoples Energy who did not exchange their stock for shares of Integrys Energy Group by March 22, 2007 will also be allowed to vote at this meeting. Each eligible share of Integrys Energy Group common stock is entitled to one vote.

Q:             How do I vote?

A:              You may vote your shares by any of four methods:

1)                Over the Internet at www.voteproxy.com,

2)                Over the telephone by calling toll-free (800) 776-9437,

3)                Through the mail by returning your completed, signed and dated proxy card in the enclosed prepaid envelope, or

4)                In person at the annual meeting.

Instructions to vote your shares over the Internet or telephone are provided on your proxy card. Your completed proxy will be voted according to your instructions. If you return an incomplete proxy card, your proxy will be voted FOR the election of Pastora San Juan Cafferty, Ellen Carnahan, Michael E. Lavin, William F. Protz, Jr. and Larry L. Weyers , FOR approval of the Integrys Energy Group 2007 Omnibus Incentive Compensation Plan, FOR approval of the amendment to the Integrys Energy Group Deferred Compensation Plan and FOR the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for Integrys Energy Group and its subsidiaries for 2007. You have the right to change your vote any time before the meeting by:

1)                Notifying us in writing,

2)                Revoting over the Internet or telephone,

3)                Voting in person at the annual meeting, or

4)                Returning a later-dated proxy card.

By voting your shares, you also authorize your shares to be voted on any other business that may properly come before the annual meeting or any adjournment or postponement of the annual meeting in accordance with the judgment of the appointed proxies, Larry L. Weyers and Peter H. Kauffman.

You may vote over the Internet or telephone until midnight Eastern Time on May 16, 2007.

Q:             Do I need to return the proxy card if I vote over the Internet or telephone?

A:              No. If you vote your proxy over the Internet or telephone, you should not mail your proxy card, unless you want to change your vote. If you return your proxy card after voting over the Internet or telephone, it will be processed and replace any earlier vote you provided over the Internet or telephone.

Q:             If my broker holds my shares in “street name,” will my broker vote my shares for me?

A:              If your shares are held in a brokerage account, you will receive a full meeting package including a voting instruction form to vote your shares. Your brokerage firm may permit you to vote by the Internet or by telephone. Brokerage firms have the authority under New York Stock Exchange rules to vote their client’s unvoted shares on certain routine matters. If you do not vote, your brokerage firm may choose to vote for you on the election of five directors and ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for Integrys Energy Group and its subsidiaries for 2007 or they may leave your shares unvoted on these proposals. Approval of the executive compensation plans is not considered routine and can only be voted by your broker with your specific instructions. Therefore, we urge you to respond to your brokerage firm so that your vote will be cast.

Q.             If my shares are held in “street name” (by a bank or broker), can I vote my shares at the annual meeting?

A:              If your shares are held in street name you may vote your shares at the annual meeting ONLY if you bring a Legal Proxy to the annual meeting. The Legal Proxy would be provided by your bank or broker. You must request this Legal Proxy from your bank or broker; they will not automatically supply one to you.

Q:             What are the Board of Directors’ voting recommendations?

A:              The board recommends shareholders vote FOR the election of all of our nominees as directors, FOR approval of the Integrys Energy Group 2007 Omnibus Incentive Compensation Plan which authorizes 3.5 million shares of Common Stock for future grants, FOR approval of the amendment to the Integrys Energy Group Deferred Compensation Plan that authorizes the issuance of an additional 0.7 million shares under the plan and FOR ratification of the selection of Deloitte & Touche as the independent registered public accounting firm for 2007.

Q:             What if I receive more than one proxy card?

A:              If you receive more than one proxy card this means your shares are in more than one account. Please vote all the shares that you own. If you would like to consolidate your accounts and receive only one proxy card in the future, please contact our transfer agent, American Stock Transfer & Trust Company, at (800) 236-1551 or www.amstock.com.

Q:             How are shares in the Employee Stock Ownership Plan Trusts voted?

A:              If you own stock in the Wisconsin Public Service Employee Stock Ownership Plan, or the Peoples Energy Corporation ESOP, you may vote your shares by any of the following three methods:

1)                Over the Internet at www.voteproxy.com,

2)                Over the telephone by calling toll-free (800) 776-9437, or

3)                Through the mail by returning your completed, signed and dated proxy card in the enclosed prepaid envelope.

Your vote must be received by May 15, 2007 to be voted at the annual meeting. Stock owned in these Employee Stock Ownership Plans, may NOT be voted in person at the annual meeting.

American Stock Transfer & Trust Company will tabulate the votes of participants for each of these plans. The results of the vote received from these plan’s participants will serve as voting instructions to the plan trustees. The trustees of these plans, as of the record date, are Wells Fargo Bank N.A. and The Northern Trust Company. The trustees will vote the plan shares as instructed by plan participants. If a participant in the Wisconsin Public Service ESOP does not provide voting instructions, the trustees will not vote the participant’s shares in the ESOP. If a participant in the Peoples Energy plan elects not to provide voting directions, the trustee (The Northern Trust Company) will vote Peoples Energy shares allocated to your plan account in the same proportion as those votes cast by other plan participants submitting voting instructions. American Stock Transfer & Trust, Wells Fargo Bank and The Northern Trust Company will keep how you vote your shares confidential.

Shares held in the Peoples Energy Capital Accumulation Plan or the Peoples Energy Thrift Plan will be voted at the discretion of the trustee, The Northern Trust Company, and not by plan participants.

Q:             How can a shareholder communicate with the Board of Directors directly?

A:              Any shareholder or interested parties may communicate with the board of directors (or an individual director serving on the board of directors) by sending written communications, addressed to any director or to the board of directors as a group, in care of Integrys Energy Group’s Secretary and Chief Governance Officer, Integrys Energy Group, Inc., 130 East Randolph Drive, Chicago, Illinois 60601. The Secretary and Chief Governance Officer will ensure that this communication (assuming it is properly marked to the board of directors or a specific director) is delivered to the board of directors or the specified director, as the case may be. However, commercial advertisements or other forms of solicitation will not be forwarded.

Q:             When are shareholder proposals due to be included in the proxy for the 2008 annual meeting?

A:              Shareholder proposals must be received in writing by December 7, 2007, to be included in next year’s proxy statement. Proposals should be submitted to Peter H. Kauffman, Secretary and Chief Governance Officer, Integrys Energy Group, Inc., 130 East Randolph Drive, Chicago, Illinois 60601.

Q:             How can I help reduce costs for Integrys Energy Group?

A:              You can help Integrys Energy Group reduce costs by subscribing to electronic delivery of your annual report, proxy statement and other shareholder communications. If you subscribe to this free service, you will receive future copies of Integrys Energy Group’s annual reports, proxy statements and other shareholder communications over the Internet. You will receive the material quicker and reduce costs for Integrys Energy Group. Subscribers will receive an e-mail when the annual report, proxy statement and other material become available. This would be no later than the day Integrys Energy Group mails the paper documents. The e-mail will provide you with instructions to access the documents over the Internet.

Q:             How can I subscribe to electronic delivery of annual reports and proxy statements?

A:              You can subscribe to electronic delivery of future annual reports, proxy statements and other shareholder communications over the Internet when you vote your proxy or by going directly to www.voteproxy.com. When you reach the Web page:

•        Click on “Account Access,”

•        Have the proxy card you received in hand and follow the instructions on the screen,

•        Click on “submit,”

•        Click on “Receive Company Mailings via e-mail,”

•        Provide your e-mail address and

•        Click on “go.”

Q:             Where can I find voting results from the meeting?

A:              The annual meeting voting results will be published in the Form 10-Q for the second quarter of 2007, available no later than August 9, 2007, on Integrys Energy Group’s Web site (www.integrysgroup.com), under “Investor” and then select “SEC Filings.”

Q:             May I review the presentation made at the meeting if I can’t attend?

A:              Yes. The speech from our chief executive officer will be posted on Integrys Energy Group’s Web site under “Investor” and then “Presentations.”

ELECTION OF DIRECTORS

Our board of directors is currently made up of 16 directors. The directors are divided into three classes. Each year one class of directors is elected to a three-year term. At the time of the closing of the merger of Peoples Energy Corporation into a subsidiary of Integrys Energy Group, the size of the Board of Directors was increased from 9 members to 16 members with the addition of 7 former directors of Peoples Energy. At that time the board appointed the 16 directors into 3 classes. As provided by the By-laws of Integrys Energy Group, the first class of 5 directors is standing for election at this year’s annual meeting. The tables below reflect information as of March 22, 2007.

Individuals nominated for election are:

Class A — Term Expiring in 2007

Name	Age	Principal Occupation and Other Directorships		Director Since
Pastora San Juan Cafferty	66	Professor emerita University of Chicago, Chicago, IL	1988 - present	1988	*
		Directorships Harris Financial Corp Kimberly-Clark Corporation Waste Management, Inc.
Ellen Carnahan	51	Managing Director Seyen Capital LLC	2006 - present	2003
		Managing Director William Blair Capital Partners, LLC Chicago, IL	1988 - present
Michael E. Lavin	60	Retired	2003 - present	2003	*
		Midwest Area Managing Partner KPMG LLP	1993 - 2002
		Directorships Tellabs, Inc. SPSS Inc.
William F. Protz, Jr.	62	Retired	2006 - present	2001
		Consultant Santa’s Best, LLP Northfield, IL	2003 - 2006
		President and Chief Executive Officer Santa’s Best, LLP	1991 - 2003
Larry L. Weyers	61	President and Chief Executive Officer Integrys Energy Group, Inc.	2007 - present	1996
		Chairman, President and Chief Executive Officer	1998 - 2007
		Integrys Energy Group, Inc. Green Bay, WI

The board of directors has no reason to believe that any of these nominees will be unable or unwilling to serve as a director if elected. If any nominee is unable or unwilling to serve, the shares represented by proxies solicited by the board will be voted for the election of another person the board may recommend.

The board of directors recommends a vote “FOR” the election to the board of each of the foregoing nominees. Proxies solicited by the board of directors will be voted “FOR” the above nominees unless the shareholder has specified otherwise.

Current directors not standing for election this year are:

Class B — Term Expiring in 2008

Name	Age	Principal Occupation and Other Directorships		Director Since
Richard A. Bemis	65	Co-Chairman of the Board Bemis Manufacturing Company	1965 - present	1983
		President and Chief Executive Officer Bemis Manufacturing Company Sheboygan Falls, WI	1975 - 2006
		Directorships W. H. Brady Company
James R. Boris	62	Retired	2000 - present	1999	*
		Non-Executive Chairman of the Board Integrys Energy Group, Inc.	2007 - present
		Chairman and Chief Executive Officer	1990 - 1999
		Everen Capital Corporation Formerly Kemper Securities, Inc.
		Directorships Smurfit-Stone Container Corporation The Chicago Board Options Exchange Midwest Air Group, Inc.
William J. Brodsky	63	Chairman and Chief Executive Officer The Chicago Board Options Exchange Chicago, IL	1997 - present	1997	*
		Directorships Sustainable Forestry Management Limited
		International Advisory Committee of the Federal Reserve Bank of New York
		World Federation of Exchanges
Albert J. Budney, Jr.	59	Retired	2002 - present	2002
		Director and President Niagara Mohawk Holdings, Inc. Syracuse, NY	1999 - 2002
		(Holding company for electric and gas operations)

Name	Age	Principal Occupation and Other Directorships		Director Since
Robert C. Gallagher	68	Retired	2007 - present	1992
		Chairman Associated Banc-Corp. Green Bay, WI	2003 - Jan. 2007
		President and Chief Executive Officer Associated Banc-Corp.	2000 - 2003
		Directorships Associated Banc-Corp
John C. Meng	62	Chairman of the Board Schreiber Foods, Inc. Green Bay, WI	1999 - present	2000
		Directorships Associated Banc-Corp

Class C — Term Expiring in 2009

Name	Age	Principal Occupation and Other Directorships		Director Since
Keith E. Bailey	64	Retired	2002 - present	2005	*
		Chairman and Chief and Executive Officer	1994 - 2002
The Williams Companies, Inc.
Directorships Apco Argentina Inc. Associated Electric and Gas Insurance Services Limited MarkWest Energy Partners, L.P.
Diana S. Ferguson	43	Senior Vice President Chief Financial Officer Sara Lee Food Service	2006 - present	2005	*
		Senior Vice President Strategy and Corporate Development	2005 - 2006
Sara Lee Corporation
		Senior Vice President Corporate Development and Treasurer	2004 - 2005
Sara Lee Corporation
		Vice President and Treasurer Sara Lee Corporation	2001 - 2004
Directorships Franklin Electric Co., Inc.

Name	Age	Principal Occupation and Other Directorships		Director Since
Kathryn M. Hasselblad-Pascale	58	Managing Partner Hasselblad Machine Company, LLP Green Bay, WI	1999 - present	1987
John W. Higgins	60	Chief Executive Officer Higgins Development Partners, LLC	1980 - present	2003	*
James L. Kemerling	67	President and Chief Executive Officer Riiser Oil Company, Inc. Wausau, WI	1999 - present	1988
		Chairman and Chief Executive Officer Award Hardwood Floors, LLP Wausau, WI	2003 - 2006

*     For former directors of Peoples Energy Corporation the years of service reflected in the tables include their years of service as directors of Peoples Energy Corporation. Each of them began to serve as a director of Integrys Energy Group in February 2007.

On February 8, 2007, the board of directors reviewed the business and other relationships of all directors of Integrys Energy Group. The board affirmatively determined that all non-management directors are independent as defined in the New York Stock Exchange listing standards, meet the independence standards adopted by the board of directors (set forth below) and have no other material relationships with Integrys Energy Group. In addition, Diana S. Ferguson, Michael E. Lavin, James L. Kemerling, Albert J. Budney, Jr., Ellen Carnahan and William F. Protz, Jr. meet additional independence standards for audit committee members. All directors are independent directors with the exception of Larry L. Weyers, President and Chief Executive Officer of Intergrys Energy Group, Inc.

Categorical Independence Standards for Directors

A director who at all times during the previous three years has met all of the following categorical standards and has no other material relationships with Integrys Energy Group shall be deemed to be independent:

1.               Integrys Energy Group has not employed the director, and has not employed (except in a non-executive officer capacity) any of his or her immediate family members. Employment as an interim Chairman or Chief Executive Officer shall not disqualify a director from being considered independent following that employment.

2.               Neither the director, nor any of his or her immediate family members, has received more than $100,000 per year in direct compensation from Integrys Energy Group, other than director and committee fees, and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service). Compensation received by a director for former service as an interim Chairman or Chief Executive Officer need not be considered in determining independence under this test. Compensation received by an immediate family member for service as a non-executive employee of Integrys Energy Group need not be considered in determining independence under this test.

3.               The director has not been employed by, or affiliated with Integrys Energy Group’s present or former internal or external auditor, nor have any of his or her immediate family members been so employed or affiliated (except in a non-professional capacity).

4.               Neither the director, nor any of his or her immediate family members, has been part of an “interlocking directorate” in which any of Integrys Energy Group’s present executives serve on the compensation (or equivalent) committee of another company that employs the director or any of his or her immediate family members in an executive officer capacity.

5.               Neither the director, nor any of his or her immediate family members (except in a non-executive officer capacity), has been employed by a company that makes payments to, or receives payments from, Integrys Energy Group for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2 percent of such other company’s consolidated gross revenues.

6.               Neither the director, nor any of his or her immediate family members, has been an employee, officer or director of a foundation, university or other non-profit organization to which Integrys Energy Group gives directly, or indirectly through the provision of services, more than $1 million per annum or 2 percent of the total annual donations received (whichever is greater).

In addition to satisfying the criteria set forth above, directors who are members of Integrys Energy Group’s Audit Committee will not be considered independent for purposes of membership on the Audit Committee unless they satisfy the following additional criteria:

1.               A director who is a member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board, or any other Board committee, accept directly or indirectly any consulting, advisory, or other compensatory fee from Integrys Energy Group or any subsidiary thereof, provided that, unless the rules of the New York Stock Exchange provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with Integrys Energy Group (provided that such compensation is not contingent in any way on continued service).

2.               A director, who is a member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board, or any other Board committee, be an affiliated person of Integrys Energy Group.

3.               If an Audit Committee member simultaneously serves on the audit committees of more than two other public companies, then the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on Integrys Energy Group’s Audit Committee. Integrys Energy Group shall disclose this determination in its proxy statement.

APPROVAL OF PROPOSED
INTEGRYS ENERGY GROUP 2007
OMNIBUS INCENTIVE COMPENSATION PLAN

The board of directors of Integrys Energy Group will adopt the Integrys Energy Group 2007 Omnibus Incentive Compensation Plan (the “2007 Incentive Compensation Plan”), subject to approval by the holders of common stock at the Integrys Energy Group 2007 Annual Meeting of Shareholders.

The board seeks shareholder approval of the Integrys Energy Group 2007 Omnibus Incentive Compensation Plan, which authorizes 3.5 million shares of Common Stock for use in future grants made under the plan. If the 2007 Incentive Compensation Plan is approved, no further grants will be made under the Integrys Energy Group 2005 Omnibus Incentive Compensation Plan (the “2005 Incentive Compensation Plan”), although the 2005 Incentive Compensation Plan will continue to operate in accordance with its terms with respect to grants previously made.

The board also seeks approval of the plan to satisfy requirements of tax law necessary to preserve Integrys Energy Group’s ability to claim tax deductions for compensation to executive officers that may exceed $1 million as a result of awards provided by this plan that otherwise satisfy the requirements of Internal Revenue Code Section 162(m). Internal Revenue Code Section 162(m) limits the tax deduction for compensation in excess of $1 million in a given year paid to the Chief Executive Officer, Chief Financial Officer and the three additional most highly compensated executive officers. “Performance based” compensation meeting certain requirements is not counted against the $1 million limit and remains fully deductible for tax purposes. Shareholder approval of the general business criteria of this plan and the maximum amounts that may be awarded under the plan, even without shareholder approval of specific targeted levels of performance, will qualify otherwise compliant incentive awards under this plan as performance based compensation and is expected to allow full tax deductibility of the performance-based awards for the next five years.

Plan Description

The 2007 Incentive Compensation Plan provides both short-term (annual) and long-term incentive awards for eligible employees. Annual incentive awards are paid in cash and take the form of annual performance rights. Long-term incentive awards are stock-based, and may take the form of performance stock rights (“Performance Shares”), stock options (“Options”), stock appreciation rights (“SARs”), or other stock-based awards, such as restricted stock (“Other Stock Awards”). Performance Shares, Options, SARs, and Other Stock Awards are sometimes collectively referred to as “Plan Awards.” Final Awards are defined as awards ultimately issued pursuant to an annual performance right or a performance stock right. As noted above, the board seeks shareholder approval of the 2007 Incentive Compensation Plan, which authorizes the issuance of 3.5 million shares of Common Stock for use in future grants. Of the 3.5 million total shares of Common Stock, no more than 1.5 million will be used for grants of Performance Shares and Other Stock Awards.

Material Terms of the 2007 Omnibus Incentive Compensation Plan

The following summary description of the 2007 Incentive Compensation Plan is subject in all respects to the full text of the 2007 Incentive Compensation Plan. A copy of the 2007 Incentive Compensation Plan will be furnished without charge to any person entitled to receive a copy of the Integrys Energy Group Form 10-K upon written request to Integrys Energy Group Inc., Attention: Peter H. Kauffman, Secretary and Chief Governance Officer, 130 East Randolph Drive, Chicago, Illinois 60601.

Purpose:

The 2007 Incentive Compensation Plan is designed to:

•       Attract and retain executives and other key employees of outstanding training, experience and ability;

•       Motivate key employees by means of performance-related incentives to achieve performance goals; and

•       Enable key employees to participate in the growth and financial success of Integrys Energy Group.

Stock Subject to the Plan:

The total number of shares of Integrys Energy Group Common Stock available for awards under the 2007 Incentive Compensation Plan will be 3.5 million shares subject to adjustment for stock splits, stock dividends and certain other transactions or events affecting Integrys Energy Group Common Stock. During any calendar year in which any part of the 2007 Incentive Compensation Plan is in effect, a maximum of 1.0 million shares of Integrys Energy Group’s Common Stock may be subject to Options or SARs that may be granted to an individual, who on the last day of a taxable year, is the chief executive officer, chief financial officer or any of the three additional highest compensated officers of Integrys Energy Group and its subsidiaries (each a “Covered Executive”) and a maximum of 250,000 shares of Integrys Energy Group Common Stock may be granted as Final Awards in any calendar year pursuant to Performance Stock Rights (as described below) or other performance-based awards to any Covered Executive. In each case the maximum number is subject to adjustment for stock splits, stock dividends and certain other transactions and events.

Administrator:

The Compensation Committee of the Integrys Energy Group board of directors or any other committee which the board may appoint, which in either case consists of not less than two members of the board each of whom meets the “outside” director requirements of Section 162(m) of the Internal Revenue Code (the “Code”), the New York Stock Exchange independence requirements, and the “non-employee director” requirements of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”) (either referred to as the “Committee”) will administer the 2007 Incentive Compensation Plan. The 2007 Incentive Compensation Plan authorizes the Committee to establish rules and regulations as it may deem appropriate for the proper administration of the 2007 Incentive Compensation Plan, and to make determinations under and interpretations of the 2007 Incentive Compensation Plan and to take other steps in connection with the 2007 Incentive Compensation Plan and Plan Awards as it may deem necessary or advisable, in each case in its sole discretion. The board may also exercise any authority granted to the Committee except to the extent that the grant or exercise of authority by the board would cause any award that is intended to be a qualified performance-based award to cease to qualify for exemption under Section 162(m) of the Code. The Committee may delegate any or all of its powers and duties under the 2007 Incentive Compensation Plan, including its authority to make awards under the 2007 Incentive Compensation Plan or to grant waivers of 2007 Incentive Compensation Plan conditions, to one or more other persons or committees as it shall appoint provided the Committee may not delegate its authority to:

•       Act on matters affecting any participant who is subject to the reporting requirements of Section 16(m) of the Exchange Act, or the liability provisions of Section 16(b) of the Exchange Act; or

•       Amend or modify the 2007 Incentive Compensation Plan.

Annual Performance Rights and Final Awards:

The Committee may from time to time grant or authorize the granting of Annual Performance Rights under the 2007 Incentive Compensation Plan to such officers or other employees of Integrys Energy Group or any of its subsidiaries, or of any joint venture in which Integrys Energy Group or any of its subsidiaries has a substantial equity interest (each, an “Employee”) as the Committee may select. An Annual Performance Right is the right to receive up to the amount described in a participant’s award agreement, taking into account the Target Award and the Performance Formula, upon the attainment of one or more specified Performance Goals, subject to the terms and conditions of the award agreement and the 2007 Incentive Compensation Plan. The Target Award is the amount of compensation or the number of shares of Integrys Energy Group Common Stock to be earned by a participant if all the Performance Goals are achieved at the specified level. With respect to an Annual Performance Right that is intended to constitute performance based compensation for purposes of Internal Revenue Code Section 162(m), the Performance Goals for a participant who is a Covered Executive will be a performance measure that is based upon one or more of the following business criteria which the Committee establishes with respect to Integrys Energy Group and/or any of its subsidiaries or a division, business unit or component of Integrys Energy Group or a subsidiary: asset change, asset turnover, capital employed in the business, capital spending, cash flow, cost structure improvements, complexity reductions, customer loyalty, customer value, diversity, earnings growth, earnings per share, economic value-added, environmental health, safety, occupational health reportable incidents, workers compensation costs, increase in customer base, market efficiency, energy price weighted availability of generation facilities, market share, net cash balance, net income, net income margin, net operating cash flow, operating profit margin, operations and maintenance reduction, electric and/or gas utility rate levels, productivity, response time, profits before tax, quality/customer satisfaction, return on assets, return on capital, return on equity, return on net operating assets, return on sales, revenue growth, sales margin, sales volume, system reliability, total shareholder return, variable margin and working capital. In any other case, the Performance Goals may be based on one or more of the business criteria described above or any other criteria based on individual, business unit, subsidiaries, group or Company performance selected by the Committee. A Performance Formula is applied to the Performance Goals in determining the percentage of the Target Award earned by the participant with respect to a Plan Award.

A Final Award of $5 million is the maximum amount that may be granted to a Covered Executive with respect to one or more Annual Performance Rights during any calendar year during any part of which the 2007 Incentive Compensation Plan is in effect.

Prior to the grant of any Annual Performance Right, the Committee will determine the terms of the Annual Performance Right including:

•       The Target Award,

•       One or more Performance Goals to measure performance,

•       The Performance Formula to apply against the Performance Goals in determining the amount of compensation earned under the Performance Right as a percentage of the Target Award, and

•       The Performance Period (the period for which performance with respect to one or more Performance Goals is to be measured).

The Committee may establish a minimum threshold objective for any Performance Goal, which if not met, would result in no Final Award being made to any Participant with respect to the Performance Goal. During and after the Performance Period but prior to determination of the Final Award, the Committee may adjust the Performance Goals, Performance Formula and Target Award and

otherwise modify the terms of an Annual Performance Right but if the Committee acts, more than 90 days after the beginning of the Performance Period, to adjust or modify the terms of an Annual Performance Right granted to a participant who is a Covered Executive for purposes of Internal Revenue Code Section 162(m), the Annual Performance Right will not constitute performance-based compensation for purposes of Internal Revenue Code Section 162(m). Each Annual Performance Right will be evidenced by an award agreement in a form determined by the Committee.

As soon as practicable, following the completion of the Performance Period relating to any Annual Performance Right, the Committee will determine the extent to which the participant achieved the Performance Goals and the amount of compensation to be awarded as a Final Award. The Committee may in its sole discretion reduce the amount of any Final Award or increase the amount of any Final Award awarded to any participant, but if the Committee acts to increase the amount of the Final Award awarded to a participant who is a Covered Executive for purposes of Internal Revenue Code Section 162(m), the Final Award will not constitute performance-based compensation for purposes on Internal Revenue Code Section 162(m). Any determination shall take into account:

•       The extent to which the Performance Goals were, in the Committee’s sole opinion, achieved;

•       Individual performance by the participant during the performance period; and

•       Such other factors as the Committee may deem relevant, including changes in circumstances or unforeseen events.

The Final Award will be payable to the participant in cash unless the participant elects to defer its payment pursuant to the Integrys Energy Group Deferred Compensation Plan.

Performance Stock Rights and Final Awards:

The Committee may from time to time grant or authorize the granting of Performance Stock Rights to such Employees as the Committee may select and for such number of shares of Integrys Energy Group common stock as it may designate subject to the limitations specified in the 2007 Incentive Compensation Plan. A Performance Stock Right is the right to receive, without payment to Integrys Energy Group, up to the number of shares of Integrys Energy Group common stock described in the participant’s award agreement, taking into account the Target Award and the Performance Formula upon the attainment of one or more Performance Goals, subject to the terms of the award agreement and the 2007 Incentive Compensation Plan.

Prior to the grant of any Performance Stock Right, the Committee will determine the terms of the Performance Stock Right, including the Target Award, Performance Goal, Performance Formula and Performance Period. The Committee at any time prior to granting the Final Award will also determine the period of time, if any, during which the disposition of shares of Integrys Energy Group common stock issuable under the Performance Stock Rights will be restricted. The Committee may also determine that any participant will be entitled to receive Dividend Equivalents, i.e., payment of the same amount of cash or other credit in the same amount as he or she would have received as cash dividends during the Performance Period if the participant had owned the number of shares of Integrys Energy Group common stock equal to the Target Award. Dividend Equivalents may be paid in cash on dividend payment dates or at the time of the Final Award or in shares of Integrys Energy Group common stock, all as the Committee may determine in accordance with the applicable tax rules. Final Awards are made in the manner previously described with respect to Annual Performance Rights but are payable in shares of Integrys Energy Group common stock unless the participant elects to defer payment pursuant to the Integrys Energy Group Corporation Deferred Compensation Plan.

Options:

The Committee may from time to time authorize the granting of Options to officers and other employees as the Committee may select. Each Option will be a nonqualified stock option unless the Committee at the time of grant designates the Option as an “incentive stock option”(“ISO”) as such term is defined in Section 422 of the Internal Revenue Code.

Option Price:

The Committee will determine the per share option price which will be not less than the closing market price of Integrys Energy Group common stock on the date of the grant of the Option.

Option Period:

The Committee will determine the term of each Option. The term of an Option, however, may not exceed a period of ten (10) years from the date of its grant.

Exercise of Option:

Unless the Committee shall provide otherwise, the participant may make any payment for shares of Integrys Energy Group common stock purchased upon exercise of an Option granted under the 2007 Incentive Compensation Plan in cash, by delivery of shares of Integrys Energy Group common stock which have been beneficially owned by the participant for at least six months or by a combination of cash and stock, at the election of the participant. The Committee may also permit payment through a cashless exercise executed through a broker.

ISO’s Option Period Maximum Value:

Options, which are ISOs, may be exercised no later than three months after termination of employment by reason of death, early or normal retirement or total and permanent disability. The aggregate fair market value of the stock for which an ISO is exercisable for the first time by a participant during any calendar year under the 2007 Incentive Compensation Plan or any other plan of Integrys Energy Group or any subsidiary may not exceed $100,000. To the extent the fair market value of the shares of Integrys Energy Group common stock attributable to ISOs first exercisable in any calendar year exceeds $100,000, the excess portion of the ISO will be treated as a nonqualified option.

SARs:

Integrys Energy Group may grant SARs in tandem with Options or separate from any Option granted under the 2007 Incentive Compensation Plan. SARs entitle the participant to receive an amount equal to the excess of the closing market price of one share of Integrys Energy Group’s common stock on the date of exercise over the per share grant or option price multiplied by the number of shares in respect of which the participant exercises the SARs. If the Committee grants SARs independent of an Option, the grant price of the SARs will be not less than the closing market price of a share of Integrys Energy Group’s common stock on the date of grant multiplied by the number of shares subject to the SARs. Upon exercise of SARs, Integrys Energy Group generally will pay the participant in Integrys Energy Group common stock, although the 2007 Incentive Compensation Plan permits Integrys Energy Group to pay the participant in cash, Integrys Energy Group common stock or a combination of stock and cash.

In the case of a SAR issued in tandem with an Option, the total number of shares of Integrys Energy Group’s common stock that a participant may receive upon exercise of a SAR for stock may not exceed the total number of shares subject to the related Option or portion of Option. The total amounts of cash that a participant may receive upon exercise of a SAR for cash (where an exercise for cash is permitted) may not exceed the closing market price on the date of exercise of the total number of shares subject to the related Option or portion of Option.

With respect to Options issued in tandem with SARs, the right of a participant to exercise the SAR will be cancelled if and to the extent the participant exercises the related Option, and the right of a participant to exercise an Option will be cancelled if and to the extent the participant exercises the related SAR.

Stock and Other Stock-Based Awards:

The Committee may from time-to-time grant to officers and other Employees as the Committee may select other stock-based awards which may include awards of restricted stock, “stock units,” phantom stock and options containing terms differing from options otherwise granted pursuant to the 2007 Incentive Compensation Plan. The Committee has authority to determine all terms and conditions of the other stock-based awards including whether the awards will be payable in cash, stock or otherwise.

Cash Awards to Employees of Foreign Subsidiaries, Branches or Joint Ventures:

The Committee may provide for special terms, including cash payments and other substitutes for the previously described awards under the 2007 Incentive Compensation Plan for participants who are foreign nationals or who are employed outside the United States of America to accommodate differences in local law, tax policy or custom.

Conditions to Payment of 2007 Incentive Compensation Plan Awards:

If a 2007 Incentive Compensation Plan participant’s employment terminates for any reason other than death, while any award to the participant under the Plan is outstanding and the participant has not received the compensation or stock covered by the award or the full benefit of the award, the participant will receive the remaining stock, compensation or benefit only if the participant continues to make himself or herself available upon request at reasonable times and on a reasonable basis to consult with, supply information to, and otherwise cooperate with Integrys Energy Group or any of its subsidiaries with respect to any matter previously handled by him or her or under his or her supervision and the participant refrains from engaging in any activity that is directly or indirectly in competition with any activity of Integrys Energy Group or any of its subsidiaries. The Committee may waive any forfeiture of 2007 Incentive Compensation Plan awards if it determines that there has not been and will not be any substantial adverse effect on Integrys Energy Group or any of its subsidiaries.

All rights of a participant under any award granted under the 2007 Incentive Compensation Plan will cease as of the date the Committee determines that the participant at any time acted in a manner inimical to Integrys Energy Group or any of its subsidiaries.

The Committee will make appropriate arrangements for deposit of any taxes and other required federal, state or local withholdings prior to distribution of cash, stock or other stock-based awards to any participant.

Transferability of Awards, Options and SARs:

No Annual Performance Right or Performance Stock Right, or until the expiration of any restriction period, no shares of Integrys Energy Group’s common stock covered by any Final Award may be transferred, pledged, assigned or otherwise disposed of by a participant except as permitted by the 2007 Incentive Compensation Plan, without the consent of the Committee, other than by will or the laws of descent and distribution. The Committee may permit the use of stock included in any Final Award as partial or full payment upon exercise of any stock option granted by Integrys Energy Group prior to the expiration of any restriction period relating to the Final Award.

Unless the Committee determines otherwise under the 2007 Incentive Compensation Plan, no Option or SAR or other stock-based award granted under the 2007 Incentive Compensation Plan may be transferred by a participant other than by will or the laws of descent and distribution, and during the lifetime of a participant any Option or SAR or other stock-based award granted under the 2007 Incentive Compensation Plan to a participant shall be exercisable only by the participant or his or her guardian or legal representative.

In no event may an Award, Option, SAR or other stock-based award be transferable for value or consideration.

A participant may file with Integrys Energy Group a written designation of a beneficiary or beneficiaries under the 2007 Incentive Compensation Plan subject to any limitations the Committee may from time to time prescribe.

Change in Control:

Unless the Committee determines otherwise at the time of grant, upon the occurrence of a Change in Control:

•       Any awards of Options or SARs outstanding under the 2007 Incentive Compensation Plan that are not vested will become fully vested;

•       Any other awards outstanding under the 2007 Incentive Compensation Plan that are not vested will become fully vested if vesting is based solely upon length of employment or in any other case will become fully vested at the Target Level (or if greater, the then projected Final Award) prorated for the portion of the Performance Period then elapsed, any restrictions or other conditions applicable to outstanding 2007 Incentive Compensation Plan awards will then lapse, and any of those awards will immediately be paid to the participant.

Except as otherwise required to comply with Internal Revenue Code Section 409A, Change of Control means the occurrence of any one of the following:

•       Any person (other than an employee benefit plan of Integrys Energy Group or of any subsidiary of Integrys Energy Group and fiduciaries and certain other parties related to any of these plans) becomes the beneficial owner of securities of Integrys Energy Group representing at least 30% of the combined voting power of Integrys Energy Group’s then outstanding securities;

•       One-half or more of the members of Integrys Energy Group’s board of directors ceases to be a “Continuing Director,” i.e., an individual who was a member of the board on the day following the effective date of the 2007 Incentive Compensation Plan, a successor to a Continuing Director who is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on Integrys Energy Group’s board of directors or additional directors elected by a majority of the Continuing Directors;

•       Completion of any merger, consolidation or reorganization of Integrys Energy Group with any other corporation as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are owned by the former shareholders of Integrys Energy Group other than a shareholder who is an affiliate or associate of any party to such consolidation or merger;

•       Completion of any merger of Integrys Energy Group or share exchange involving Integrys Energy Group in which Integrys Energy Group is not the continuing or surviving corporation other than a merger of Integrys Energy Group in which each of the holders of Integrys Energy Group common stock immediately prior to the merger have the same proportional ownership of common stock of the surviving corporation immediately after the merger;

•       Completion of any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of Integrys Energy Group to a person other than a wholly owned subsidiary of Integrys Energy Group; or

•       Approval by the shareholders of Integrys Energy Group of any plan or proposal for the liquidation or dissolution of Integrys Energy Group.

Amendment and Termination:

The board of directors of Integrys Energy Group may, from time to time, amend or modify the 2007 Incentive Compensation Plan or any outstanding award under the 2007 Incentive Compensation Plan as necessary or desirable to implement Plan Awards or may terminate the 2007 Incentive Compensation Plan or any provision of the 2007 Incentive Compensation Plan. No such action of the board, however, without the approval of the shareholders of Integrys Energy Group, may:

•       Increase the total number of shares of Integrys Energy Group common stock with respect to which awards may be granted under the 2007 Incentive Compensation Plan or increase certain individual limits specified in the 2007 Incentive Compensation Plan;

•       Extend the terms of the 2007 Incentive Compensation Plan beyond May 16, 2017,

•       Permit any person while a member of the Compensation Committee or any other committee of the board administering the Plan to be eligible to receive or hold an award under the 2007 Incentive Compensation Plan; or

•       Permit Integrys Energy Group to “reprice” an outstanding Option or SAR to provide for a grant price that is less than the closing market price of a share of common stock on the date on which the Option or SAR was originally granted, cancel an Option or SAR and replace the cancelled Option or SAR with an Option or SAR having an exercise price or base price less than that of the cancelled Option or SAR, or make a cash payment in exchange for an Option or SAR if the closing market price of Integrys Energy Group common stock on the date of the proposed cash payment is less than the Option exercise price or SAR base price.

Accounting Treatment of Options

In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 123R, Integrys Energy Group will recognize expense in connection with stock options and other share-based payments under the 2007 Incentive Compensation Plan.

Federal Income Tax Consequences

The federal income tax consequences described in this section are based on laws and regulations in effect on the date of this proxy statement and future changes in those laws and regulations may affect the tax consequences described below. No discussion of state income tax treatment has been included.

Nonqualified Stock Options:

Options granted under the 2007 Incentive Compensation Plan which do not qualify as ISOs will, in general, be subject to the following federal income tax treatment:

•       The grant of a nonqualified option does not give rise to any income tax consequences to either Integrys Energy Group or the participant.

•       The exercise of a nonqualified option generally results in ordinary taxable income to the participant in the amount equal to the excess of the fair market value of the shares at the time of exercise over the option price. A deduction from taxable income is allowed to Integrys Energy Group in an amount equal to the amount of ordinary income recognized by the participant.

•       Upon a subsequent taxable disposition of shares, a participant recognizes short-term or long-term capital gain (or loss) depending on the holding period, equal to the difference between the amount received and the tax basis of the shares, usually the fair market value at the time of exercise, net of any transaction costs.

Incentive Stock Options:

Options granted under the Plan which constitute ISOs will, in general, be subject to the following federal income tax treatment:

•       The grant of an ISO does not give rise to any income tax consequences to either Integrys Energy Group or the participant.

•       No deduction is allowed to Integrys Energy Group on a participant’s exercise of an ISO.

•       A participant’s exercise of an ISO does not result in ordinary income to the participant for regular tax purposes, but may result in the imposition of or an increase in alternative minimum tax. If shares acquired upon exercise of an ISO are not disposed of within the same taxable year of the ISO exercise, the excess of the fair market value of the shares at the time the ISO is exercised over the option price is included in the participant’s computation of alternative minimum taxable income in the year of exercise.

•       If shares acquired upon the exercise of an ISO are disposed of within two years of the date of the option grant, or within one year of the date of the option exercise, the participant recognizes ordinary taxable income at the time of the disposition to the extent that the fair market value of the shares at the time of exercise exceeds the option price, but not in an amount greater than the excess, if any, of the amount realized on the disposition over the option price. The participant recognizes capital gain (long-term or short-term depending upon the holding period) at the time of such a disposition to the extent that the amount of proceeds from the sale exceeds the fair market value at the time of the exercise of the ISO. The participant recognizes capital loss (long-term or short-term depending upon the holding period) at the time of such a disposition to the extent that the fair market value at the time of the exercise of the ISO exceeds the amount of proceeds from the sale. Integrys Energy Group is entitled to a deduction in the taxable year in which the disposition is made in an amount equal to the amount of ordinary income recognized by the participant.

•       If shares acquired upon the exercise of an ISO are disposed of after the later of two years from the date of the option grant or one year from the date of the option exercise in a taxable transaction, the participant recognizes long-term capital gain or loss at the time of the disposition in an amount equal to the difference between the amount realized by the participant on the disposition and the participant’s basis in the shares. Integrys Energy Group will not be entitled to any income tax deduction with respect to the ISO.

Stock Appreciation Rights:

Any SAR granted under the 2007 Incentive Compensation Plan, will in general, be subject to the following federal income tax treatment:

•       The grant of a SAR does not give rise to any income tax consequences to either Integrys Energy Group or the participant.

•       Upon the exercise of a SAR, the participant recognizes ordinary income equal to the amount of any cash plus the fair market value of any shares of common stock received. Integrys Energy Group is generally allowed a deduction in an amount equal to the income recognized by the participant.

Annual Performance Rights and Performance Stock Rights:

Any Annual Performance Right or Performance Stock Right granted under the 2007 Incentive Compensation Plan will, in general, be subject to the following federal income tax treatment:

•       The grant of an Annual Performance Right or Performance Stock Right does not give rise to any tax consequences to either Integrys Energy Group or the participant.

•       Upon payment of cash pursuant to an Annual Performance Right, the participant recognizes ordinary income equal to the amount of the payment and Integrys Energy Group is generally allowed a deduction in an equal amount.

•       Upon the issuance of Integrys Energy Group’s common stock pursuant to a Performance Stock Right, generally the participant recognizes ordinary income equal to the fair market value of the shares received, or if received subject to certain restrictions, the fair market value of the shares when no longer restricted. The participant recognizes ordinary income on the receipt of Dividend Equivalents.

•       A deduction from taxable income is allowed to Integrys Energy Group in an amount equal to the amount of ordinary income recognized by the participant with respect to the Performance Stock Right.

Internal Revenue Code Sections 162(m) and 280G:

Section 162(m) of the Internal Revenue Code limits Integrys Energy Group income tax deduction for compensation paid in any taxable year to certain executive officers to $1 million per individual. Amounts in excess of $1 million are not deductible unless one of several exceptions apply. The Committee intends to grant awards under the 2007 Incentive Compensation Plan that are designed, in most cases and with the specific exception of Other Stock Rights (such as restricted stock) that are subject to time-based vesting, to qualify for one such exception, the performance-based compensation exception. Grants of Options and SARs as well as Annual Performance Rights and Performance Stock Rights can be structured so as to qualify for this exception. Integrys Energy Group does not anticipate that Section 162(m) will have a material impact on its ability to deduct compensation payable under the 2007 Incentive Compensation Plan, but the Committee specifically reserves the right to make awards that are not intended to comply with Section 162(m). Section 280G of the Internal Revenue Code limits Integrys Energy Group income tax deduction in the event there is a change in control of Integrys Energy Group. Accordingly, all or some of the amount which would otherwise be deductible may not be deductible with respect to those Annual Performance Rights, Performance Stock Rights, Options and SARs that become immediately exercisable or payable in the event of a change in control of Integrys Energy Group.

Other Disclosures

Market Price of Common Stock:

The closing price of a share of Integrys Energy Group common stock on the New York Stock Exchange on March 23, 2007 was $55.70.

New Plan Benefits:

The number and amount of awards under the 2007 Incentive Compensation Plan has yet to be determined. The Committee pursuant to the terms of the 2007 Incentive Compensation Plan will determine the number and nature of the 2007 Incentive Compensation Plan awards. In 2006, 188 employees received grants under the 2005 Omnibus Incentive Compensation Plan. See “Grants of Plan-Based Awards” for information relating to the performance shares, restricted stock and stock options rights granted to Integrys Energy Group’s Chief Executive Officer, Chief Financial Officer and its three most highly compensated executive officers.

Required Vote:

The affirmative vote of a majority of the votes cast on the proposal by the holders of Integrys Energy Group common stock is required for approval and ratification of the Plan, provided that a majority of the outstanding shares of Integrys Energy Group common stock are voted on the proposal. Any shares not voted (whether by abstention, broker nonvote or otherwise) may prevent the proviso from being satisfied, but if the proviso is satisfied, will have no impact on the vote.

The board recommends that you vote “FOR” the approval of the Integrys Energy Group 2007 Omnibus Incentive Compensation Plan. Proxies solicited by the board of directors will be voted “FOR” approval and ratification of the proposed 2007 Omnibus Incentive Compensation Plan unless the shareholder has specified otherwise.

APPROVAL OF PROPOSED AMENDMENT TO INCREASE COMMON STOCK
AVAILABLE UNDER THE INTEGRYS ENERGY GROUP
DEFERRED COMPENSATION PLAN

Integrys Energy Group maintains the Integrys Energy Group Deferred Compensation Plan (the “Deferred Compensation Plan”). The board of directors of Integrys Energy Group will adopt an amendment to the Deferred Compensation Plan to increase the number of shares of Common Stock available for issuance under the Deferred Compensation Plan, subject to approval by the holders of Common Stock at the Integrys Energy Group 2007 Annual Meeting of Shareholders.

The following summary description of the Deferred Compensation Plan is subject in all respects to the full text of the Deferred Compensation Plan. A copy of the Deferred Compensation Plan will be furnished without charge to any person entitled to receive a copy of Integrys Energy Group’s Form 10-K upon written request to Integrys Energy Group, Attention: Peter H. Kauffman, Secretary and Chief Governance Officer, 130 East Randolph Drive, Chicago, Illinois 60601.

The Deferred Compensation Plan permits key employees of Integrys Energy Group and its subsidiaries and affiliates to defer a portion of their base compensation, as well as annual bonus awards and long-term performance awards under the Integrys Energy Group 2005 Omnibus Incentive Compensation Plan (the “2005 Incentive Compensation Plan”) and the Integrys Energy Group 2007 Omnibus Incentive Compensation Plan (the “2007 Incentive Compensation Plan”) and in most cases, to allocate the amount deferred among the hypothetical investment accounts available under the Deferred Compensation Plan. The accounts are bookkeeping accounts, which serve solely as a device for determining the amount of benefits accumulated by a participant and do not create or imply an obligation on the part of Integrys Energy Group to fund such benefits. In addition, the Deferred Compensation Plan includes both mandatory and voluntary components for the directors of Integrys Energy Group.

Objective:

The purpose of the Deferred Compensation Plan is to attract and retain key management employees possessing a strong interest in the successful operation of Integrys Energy Group, its subsidiaries and affiliates and encourage their continued loyalty, service and counsel to Integrys Energy Group and its subsidiaries and affiliates.

Eligibility and Participation:

Eligibility is limited to executives and directors of Integrys Energy Group, its subsidiaries, or affiliates. “Executive” for this purpose means a common law employee of Integrys Energy Group or any direct or indirect subsidiary of Integrys Energy Group and certain employees of entities in which Integrys Energy Group or one of its subsidiaries holds an ownership interest who has been designated by the Compensation Committee of Integrys Energy Group’s board of directors (“Committee”) as being eligible to participate in the Deferred Compensation Plan. As of January 1, 2007, there were 66 employees who would be eligible to participate in the Deferred Compensation Plan. Directors of Integrys Energy Group are automatically eligible under the directors’ component of the Deferred Compensation Plan.

Administration:	The Committee will administer and interpret the Deferred Compensation Plan and supervise preparation of compensation deferral elections and forms.

Employee Deferral of Base Compensation:

A participating employee may elect to defer from 1% to 100% (or such lesser percentage as may be established by the Committee) of their base compensation. Base Compensation means the base monthly salary or wage payable by a participating employer for services performed, prior to deferrals under the Deferred Compensation Plan and contributions by the participant to any other employee benefit plan maintained by a participating employer, but excludes extraordinary payments, such as overtime, bonuses, meal allowances, reimbursed expenses, termination pay, moving pay, commuting expense, severance pay, non-elective deferred compensation payments or accruals, stock options, and the value of employer-provided fringe benefits or coverage.

Employee Deferral of Annual Cash Bonus Awards:

A participating employee may elect to defer from 1% to 100% (or such lesser percentage as may be established by the Committee) of any annual cash bonus that is awarded and would otherwise be paid to the participating employee for any year under the 2005 Incentive Compensation Plan or the 2007 Incentive Compensation Plan. The portion of any such amount that a participating employee elects to have credited to the Incentive Stock Unit Account (described below) is converted to stock units and credited to the Incentive Stock Unit Account together with a 5% premium, e.g., a participating employee who defers all or a portion of the annual cash bonus is credited with stock units that are “purchased” on a dollar-for-dollar basis with the employee’s deferral, and additional stock units with a value equal to 5% of the amount deferred (the “Annual Bonus Premium”). The Annual Bonus Premium applies only to annual cash bonus amounts that the participating employee elects to defer and allocates to the Incentive Stock Unit Account. The Annual Bonus Premium does not apply to any other amount.

Employee Deferral of Stock Based Compensation:

A participating employee may elect to defer from 1% to 100% (or such lesser percentage as may be established by the Committee) of performance shares or other stock-based compensation (other than stock options and stock appreciation rights) that are awarded and would otherwise be paid to the participating employee for any year under the 2005 Incentive Compensation Plan or the 2007 Incentive Compensation Plan.

Matching Contribution and Other Employer Credits for Employees:

If a participating employee’s deferrals of base compensation and annual bonus under the Deferred Compensation Plan result in the employee receiving a reduced matching contribution under an eligible defined contribution plan of Integrys Energy Group or its subsidiaries or affiliates (because the employee had less compensation considered for purposes of determining the employee’s elective contributions, and thus, the amount of the matching contribution to which the employee is entitled), the employee will receive a matching contribution credit, in the form of stock units, under the Deferred Compensation Plan (the “Matching Contribution Credit”). The Matching Contribution Credit will equal the difference (if any) between the matching contribution actually received by the employee under the eligible defined contribution plan and the matching contribution that the employee would have received under such plan if base compensation and annual bonus amounts deferred by the employee under the Deferred Compensation

Plan had instead been payable to the employee and had the employee’s deferral election under the eligible defined contribution plan, applied to such amounts. In addition, the Compensation Committee, in its discretion, may award other deferred compensation credits to such employees and in such amounts as it determines (the “Other Employer Credits”).

Director Deferrals and Credits:

To the extent consistent with tax law rules, a portion of a director’s annual compensation is automatically deferred and credited to the Director Deferred Stock Unit Account under the Deferred Compensation Plan. These amounts are allocated directly to the Director Deferred Stock Unit Account, and the director has no discretion to have the amounts credited or transferred to another of the hypothetical investment options. In addition, a director may elect to defer from 1% to 100% (or such lesser percentage as may be established by the Committee) of any remaining director compensation, which the director may allocate among the hypothetical investment options established under the Deferred Compensation Plan. The Annual Bonus Premium that applies with respect to certain employee deferrals is not applicable to director deferrals or credits.

Hypothetical investment accounts are established as devices for determining the amount of benefits accumulated by a participating employee or director under the Deferred Compensation Plan and prior deferred compensation programs, including the following accounts:

Reserve Account A has been credited with the reserve account balance accumulated by a participating employee or director as of December 31, 1995, under a prior deferred compensation program of Wisconsin Public Service Corporation. Except for attributed earnings, no further contributions or credits of any kind will be made to this account. Balances of participating employees or directors in Reserve Account A are credited with an interest equivalent for each month at a rate equal to the greater of (i) 0.5% or (ii) 1/12th of the consolidated return on equity of Integrys Energy Group and all of its consolidated subsidiaries (“ROE”) for the 12 month period ended on the preceding September 30 for the months of January through March and October through December and for the 12 month period ended on the preceding March 31 for the months of April through September. Alternative (ii) will not apply following termination of employment to a participating employee who terminates employment with a participating employer prior to age 55 and prior to a change of control as defined below, unless the Committee determines otherwise.

Reserve Account B is credited with that portion of deferrals of base compensation and annual bonus awards which a participating employee or director elects to allocate to this account. Participant balances in Reserve Account B will be credited with an interest equivalent for each month at a rate equal to the greater of (i) 0.5% or (ii) 70% of 1/12th of the ROE for the 12 month period ended on the preceding September 30 for the months of January through March and October through December and for the 12 month period ended on the preceding March 31 for the months of April through September. Alternative (ii) will not apply following termination of employment to a participating employee who terminates employment with a participating employer prior to age 55 and prior to a change of control as defined below, unless the Committee determines otherwise.

The Committee may revise the interest equivalent rate for Reserve Accounts A and B or the manner in which such rate is calculated, but may not reduce the rate below 6% per annum.

Incentive Stock Unit Account is a “buy only” account limited to that portion of deferrals of annual bonus awards which the participating employee elects to allocate to this account, deferrals of performance share awards under the 2005 Incentive Compensation Plan or the 2007 Incentive

Compensation Plan, Matching Contribution Credits, and/or Other Employer Credits. A participating employee is not permitted to reallocate amounts that are credited to the Incentive Stock Unit Account to any of the other hypothetical investment accounts.

Base Stock Unit Account is credited with that portion of a deferral of base compensation which a participating employee elects to allocate to this account.

Deferrals to the Incentive Stock Unit Account and the Base Stock Unit Account, dividends credited on stock units and any Matching Contribution Credits, will be converted for record keeping purposes, into whole and fractional stock units with fractional units calculated to four decimal places based on the closing price of Integrys Energy Group common stock as reported in the New York Stock Exchange Composite Transactions in The Wall Street Journal on the date the deferrals are credited to a participant’s account. Participating employees electing to allocate deferrals to, or otherwise receiving credits under, the two stock accounts will have no rights of a shareholder resulting from the stock units in their accounts. Integrys Energy Group may, however, elect to have shares of Company common stock purchased by the Trust in an amount equal to a portion of the stock units in the stock accounts. Although participants under the Deferred Compensation Plan will have no proprietary interest in shares purchased by the Trust and will remain general unsecured creditors of Integrys Energy Group with respect to amounts deferred under the Deferred Compensation Plan, shares held by the Trust for purposes of exercising voting rights are allocated proportionately to the share units in the respective stock accounts of participating employees and voted in accordance with the instructions of such participants.

Director Deferred Stock Unit Account is a “buy only” account limited to the portion of a director’s fees that is automatically converted into Integrys Energy Group Stock Units. A director is not permitted to reallocate amounts credited to the Director Deferred Stock Unit Account to any of the other hypothetical investment options.

The Committee has established certain other hypothetical investment accounts. Such accounts generally mirror investment options available to the participating employee under Wisconsin Public Service Corporation’s 401(k) savings plan.

Elections to defer base compensation or director fees generally must be made prior to the beginning of the calendar year in which the deferred amount would otherwise be paid. Elections to defer annual bonus awards must be made each year on or before June 30 (or such earlier date as may be established by the Committee). Elections to defer long-term performance incentive awards must be made at least six months prior to the end of the performance period (or such earlier date as may be established by the Committee). The Committee may establish additional requirements with respect to the form and timing of deferral elections.

In accordance with Committee rules, participating employees and directors may elect to reallocate how deferred amounts are deemed to be invested. The right to reallocate the deemed investment of deferred amounts does not apply to amounts deferred by certain participants prior to July 1, 2001, and does not apply with respect to any amounts credited to the Incentive Stock Unit Account or the Director Deferred Stock Unit Account.

All reallocation elections by a participant who is subject to Section 16 of the Exchange Act of 1934 (“Exchange Act”), however, are subject to review by the Committee prior to implementation. In addition, the following transactions are prohibited: elections to reallocate the deemed investments into Integrys Energy Group Stock Units within six months of an election to reallocate deemed investments out of Integrys Energy Group Stock Units and elections to reallocate the deemed investments out of Integrys Energy Group Stock Units within six months of an election to reallocate deemed investments into Integrys Energy Group Stock Units. These prohibited transactions are void. The Committee may restrict additional transactions, or impose other rules and procedures, to the extent deemed desirable by the Committee in order to comply with the Exchange Act.

It is not possible to predict what benefits will be received under the Deferred Compensation Plan, as amended. For information on 2006 deferrals and earnings in this plan for the named executive officers see the tables regarding Nonqualified Deferred Compensation later in this proxy. In 2006 total dollars deferred and income earned in this plan were $3,603,362 and $765,283, respectively. The total number of stock units deferred into the plan in 2006 was 87,051.

Distributions from Deferred Compensation Plan accounts are made in 1 to 15 annual installments, as elected by the participating employee or director and commence within 60 days following the end of the calendar year in which occurs the 6-month anniversary of the participating employee’s retirement or termination of employment or the director’s termination of service, unless the employee or director has selected a later commencement date. A participating employee or director may modify a distribution election but such revision will take effect only if certain conditions are satisfied. With respect to amounts deferred prior to January 1, 2005, the revised distribution election will take effect only if the participant remains employed by Integrys Energy Group or a subsidiary or affiliate of Integrys Energy Group for 12 consecutive months following the revised election. With respect to amounts deferred after December 31, 2004, a revised distribution election is permitted only if the participant is deferring distribution commencement for at least five years. For purposes of determining distribution amounts, share units in the Stock Accounts will be valued on the basis of the closing price as reported in The Wall Street Journal as New York Stock Exchange Composite Transactions on January 21 (or if not a trading day the next preceding trading day) of each year.

Distributions attributable to a participant’s stock accounts will be made in whole shares of common stock of Integrys Energy Group. Distributions attributable to Reserve Account A and Reserve Account B and other hypothetical investment accounts will be made in cash. Unless a participant otherwise elects, income tax on each distribution will be withheld from the cash portion of the distribution and Integrys Energy Group common stock will be used to satisfy withholding obligations only to the extent that the cash portion of the distribution is insufficient.

The amended Deferred Compensation Plan provides that, subject to adjustment as described below, the total number of authorized but previously unissued shares of common stock of Integrys Energy Group which may be distributed to participants pursuant to the Deferred Compensation Plan is 1,450,000, which number is not reduced by or as a result of (i) any cash distributions pursuant to the Deferred Compensation Plan or (ii) the distribution to participants pursuant to the Deferred Compensation Plan of shares of common stock of Integrys Energy Group that relate to an award of shares originally made (and charged against the pool of available shares) under the 2005 Incentive Compensation Plan or the 2007 Incentive Compensation Plan. Of the 1,450,000 total shares, 750,000 represent shares already approved by shareholders and 700,000 represent additional shares to be available upon the approval of shareholders at Integrys Energy Group’s 2007 annual meeting. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination or other change in the corporate structure of Integrys Energy Group affecting its common stock, adjustment will be made in the number and class of shares which may be distributed pursuant to the Deferred Compensation Plan as may be determined to be appropriate and equitable by the Committee in its sole discretion.

The Deferred Compensation Plan is intended to operate in full compliance with the insider trading liability rules under Section 16 of the Exchange Act. The Committee will administer the Deferred Compensation Plan so that transactions under the Deferred Compensation Plan will be in compliance with Section 16 of the Exchange Act and will have the right to restrict any transaction or impose other rules and requirements to the extent it deems necessary or desirable for that compliance.

Special Rules Applicable in Event of Change of Control:

The board of directors of Integrys Energy Group may amend the Deferred Compensation Plan in anticipation of a “change of control.” These amendments may include the elimination of stock units and the reallocation of the value of the stock units to Reserve Account B.

Upon a change in control, the rate of interest equivalent to be credited to Reserve Account A and Reserve Account B will be the greater of the rate of interest equivalent calculated based upon the consolidated return on equity to common shareholders of Integrys Energy Group or any successor corporation and all subsidiaries and a rate equal to 2% above the prime lending rate of US Bank N.A. or its successor. With respect to Reserve Account B, the alternative minimum rate based on the prime lending rate of US Bank N.A. or its successor will cease to apply on the third anniversary of the change in control for participating employees who are then actively employed by Integrys Energy Group or any successor to Integrys Energy Group or affiliate of a successor company.

Following a change in control Integrys Energy Group may not, without the written consent of any affected participants or beneficiary of a deceased participant, amend or take action to terminate the Deferred Compensation Plan that would:

•  Decrease the number or type of investment options,

•  Cause an account to be valued less frequently than quarterly,

•  Impair or limit a participating employee’s right to reallocate account balances,

•  Decrease the interest credited under Reserve Account A or Reserve Account B, or

•  Eliminate distribution options or terminate distribution elections then in effect.

Except as otherwise provided in an employment contract of a participating employee total payments under the Deferred Compensation Plan will be limited to one dollar less than the maximum amount that would cause the payment to constitute an “excess parachute payment” and subject the participating employee to the tax imposed by Section 4999 of the Internal Revenue Code.

Amendment or Termination:

Except as otherwise described above with respect to amendments following a change in control, the board may, at any time, amend or terminate the Deferred Compensation Plan without the consent of the participants or beneficiaries of participants, provided, however, that no amendment or termination may reduce any account balance accrued on behalf of a participating employee to the date of such amendment or termination, and, in accordance with federal tax laws, termination of the Deferred Compensation Plan will not, except in certain limited situations, result in accelerated distributions to plan participants.

Unfunded Plan:

The Deferred Compensation Plan is unfunded for purposes of the Internal Revenue Code and the Employee Retirement Income Security Act of 1974 (“ERISA”), and the Trust established to facilitate payments under the Deferred Compensation Plan is consistent with the “unfunded” status of the Deferred Compensation Plan. The right of a participant to receive a distribution under the Deferred Compensation Plan will be an unsecured claim.

Required Vote:

The affirmative vote of a majority of the votes cast on the proposal by the holders of Integrys Energy Group’s common stock is required for approval of the amendment to increase the number of shares of Common Stock available under the Deferred Compensation Plan, provided that a majority of the outstanding shares of Integrys Energy Group’s common stock are voted on the proposal. Any shares not voted (whether by abstention, broker non-vote or otherwise) may prevent the proviso from being satisfied, but if such proviso is satisfied, will have no impact on the vote.

The board recommends that you vote “FOR” approval of the amendment to increase the number of shares of common stock available under the Integrys Energy Group Deferred Compensation Plan. Proxies solicited by the board of directors will be voted “FOR” approval of the Deferred Compensation Plan, unless the shareholder has specified otherwise.

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee selected Deloitte & Touche LLP, independent registered public accounting firm, to audit the consolidated financial statements of Integrys Energy Group and its subsidiaries for the year ending December 31, 2007, as well as its internal control over financial reporting as of December 31, 2007 and requests that the shareholders ratify such selection. If shareholders do not ratify the selection of Deloitte & Touche LLP, the audit committee will reconsider the selection.

Audit services provided by Deloitte & Touche in 2006 included the audit of the consolidated financial statements of Integrys Energy Group and its subsidiaries; reviews of interim condensed consolidated financial statements; audit of management’s assessment that Integrys Energy Group maintained effective internal control over financial reporting and Integrys Energy Group’s internal control over financial reporting as of December 31, 2006 and consultations on matters related to accounting and financial reporting.

Deloitte & Touche also provided certain audit related and nonaudit services to Integrys Energy Group and its subsidiaries during 2006, which were reviewed by the audit committee and are more fully described later in this proxy statement.

Representatives of Deloitte & Touche are expected to attend the annual meeting where they will be available to respond to questions and, if they desire, to make a statement.

Assuming a quorum is present at the annual meeting, to ratify the Audit Committee’s selection of Deloitte & Touche as the independent registered public accounting firm for 2007, the number of votes cast in favor of ratification must exceed the number of votes cast in opposition to it. Abstentions and broker non-votes will be counted as present in determining whether there is a quorum; however, they will not constitute a vote “for” or “against” ratification, and will be disregarded in the calculation of “votes cast.” A “broker non-vote” occurs when a broker submits a proxy card with respect to shares that the broker holds on behalf of another person, but declines to vote on a particular matter, either because the broker elects not to exercise its discretionary authority to vote on the matter or does not have authority to vote on the matter.

The board of directors recommends a vote “FOR” the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for Integrys Energy Group and its subsidiaries for 2007. Proxies solicited by the board of directors will be voted “FOR” ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for Integrys Energy Group and its subsidiaries for 2007.

BOARD COMMITTEES

Committee Membership

The following table lists the board committees, their members as of December 31, 2006, and the number of board and board committee meetings in 2006.

2006 Board Committees
Director (*Chairman)	Board		Audit		Compensation		Financial		Governance
Richard A. Bemis	X				X		X
Albert J. Budney, Jr.	X		X						X	*
Ellen Carnahan	X		X				X
Robert C. Gallagher	X						X	*	X
Kathryn M. Hasselblad-Pascale	X						X		X
James L. Kemerling	X		X	*
John C. Meng	X				X	*
William F. Protz, Jr.	X		X		X
Larry L. Weyers	X	*
Meetings in 2006	11		9		4		6		5

In 2006, all directors attended a minimum of 75 percent of the aggregate number of (1) all board meetings and (2) their assigned committee meetings. Under Integrys Energy Group’s Corporate Governance Guidelines all directors are expected to attend the annual meeting of shareholders. All directors (with the exception of Richard A. Bemis) attended the 2006 annual meeting.

In addition to the above committees, upon completion of the merger with Peoples Energy on February 21, 2007, three additional committees were established; the Executive Committee, Environmental Committee and the Ad Hoc Oil and Gas Committee.

The board of directors selected Robert C. Gallagher, to serve as lead director, for a one-year term, effective January 1, 2007. Upon the close of the merger with Peoples Energy, James R. Boris, an independent director, was appointed Non-Executive Chairman and Robert C. Gallagher resigned as lead director. As the independent Non-Executive Chairman, Mr. Boris will preside at all executive sessions of the non-management directors. An executive session of non-management directors (without management present) is held at each regularly scheduled board meeting with the chairman presiding. Any shareholder or interested party wishing to communicate with the chairman may contact Mr. Boris by sending a written communication, addressed to the chairman, in care of Integrys Energy Group’s Secretary and Chief Governance Officer, Integrys Energy Group, Inc., 130 East Randolph Drive, Chicago, Illinois 60601. The Secretary and Chief Governance Officer will ensure that this communication (assuming it is properly marked to the chairman) is delivered to Mr. Boris. However, commercial advertisements or other forms of solicitation will not be forwarded.

Audit Committee

At December 31, 2006, the audit committee consisted of four independent directors of Integrys Energy Group: James L. Kemerling - Chairperson, Albert J. Budney, Jr., Ellen Carnahan and William F. Protz, Jr. On February 21, 2007, upon the closing of the merger with Peoples Energy, the Audit Committee was reappointed by the Board with James L. Kemerling, Ellen Carnahan, William F. Protz, Jr., Michael E. Lavin - Chairperson and Diana S. Ferguson as the members of the Audit Committee. The Integrys Energy Group board of directors has determined that all five members meet audit committee financial expert requirements as defined by the Securities and Exchange

Commission (“SEC”). Diana S. Ferguson currently serves on the Audit Committee of Franklin Electric Co., Inc. and Michael E. Lavin currently serves on the Audit Committees of Tellabs, Inc and SPSS Inc. None of the remaining members of the Integrys Energy Group audit committee are members of any other public company’s audit committee.

Integrys Energy Group’s securities are listed on the New York Stock Exchange and are governed by its listing standards. All members of the audit committee meet the independence standards of Section 303.01(B)(2) and (3) of the listing standards of the New York Stock Exchange and Section 10A-3 under the Securities Exchange Act of 1934. In compliance with NYSE listing standards, in 2006 the audit committee received an annual report of the independent auditors regarding the internal control over financial reporting of Integrys Energy Group.

The audit committee is directly responsible for the selection, compensation and oversight of Deloitte & Touche LLP as its independent registered public accounting firm. Deloitte & Touche reports directly to the audit committee. The committee is responsible to oversee the resolution of any disagreements between Deloitte & Touche and management.

A written charter defining the responsibilities of the audit committee has been adopted.

The information contained in this proxy statement with respect to the audit committee charter shall not to be deemed to be “soliciting material” or deemed to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent specifically requested by Integrys Energy Group or incorporated by reference in documents otherwise filed.

Principal Fees and Services Paid to Independent Registered Public Accounting Firm

The following is a summary of the fees billed to Integrys Energy Group by Deloitte & Touche LLP for professional services performed for 2006 and 2005:

Fees	2006	2005
Audit Fees (a)	$2,605,745	$2,169,279
Audit Related Fees (b)	341,005	80,250
Tax Fees	—	—
All Other Fees (c)	10,620	19,523
Total Fees	$2,957,370	$2,269,052

a)                Audit Fees. Consists of aggregate fees billed to Integrys Energy Group and its subsidiaries by Deloitte & Touche LLP for professional services rendered for the audits of the annual consolidated financial statements, reviews of the interim condensed consolidated financial statements included in quarterly reports and audits of the effectiveness of, and management’s assessment of the effectiveness of, internal control over financial reporting, of Integrys Energy Group and its subsidiaries. Audit fees also include services that are normally provided by Deloitte & Touche in connection with statutory and regulatory filings or engagements, including comfort letters, consents and other services related to SEC matters, and consultations arising during the course of the audits and reviews concerning financial accounting and reporting standards.

b)               Audit Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the consolidated financial statements or internal control over financial reporting and are not reported under “Audit Fees.” These services include employee benefit plan audits, accounting consultations in connection with potential transactions, due diligence projects, and consultations concerning financial accounting and reporting standards.

c)                All Other Fees. Consists of other fees billed to Integrys Energy Group and its subsidiaries by Deloitte & Touche LLP for products and services other than the services reported above. All Other Fees are for software licensing and training provided in 2006 and 2005. The nature of the software license fees, which include support, learning services, and training have been deemed to be permissible non-attest services.

In considering the nature of the services provided by the independent registered public accounting firm, the audit committee determined that such services are compatible with the provision of independent audit services. The audit committee discussed these services with the independent registered public accounting firm and Integrys Energy Group’s management and determined that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as those of the American Institute of Certified Public Accountants.

The audit committee has approved in advance 100% of the services described in the table above under “Audit Fees,” “Audit-Related Fees” and “All Other Fees” in accordance with its pre-approval policy.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Consistent with SEC policies regarding auditor independence, the audit committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the audit committee has established a policy regarding the pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm.

The audit committee will annually pre-approve a list of select services and a maximum fee per engagement for these services that would not require management to obtain specific approval from the committee on an individual basis. Other services (not on the pre-approved list or individual engagements for services on the pre-approved list that exceed the dollar limit) would require additional approval of the audit committee. If pre-approval is necessary between audit committee meetings, the audit committee Chairperson or his designated alternate may provide approval. The audit committee may specifically delegate its pre-approval authority to the Chairperson and any audit committee member designated as an alternate. Approvals provided by any member to whom authority is delegated must be presented to the full audit committee at its next scheduled meeting. Integrys Energy Group’s external auditors are absolutely prohibited from performing certain non-audit services, including:

•       Bookkeeping or other services related to the accounting records or financial statements;

•       Financial information systems design and implementation;

•       Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•       Actuarial services;

•       Internal audit outsourcing services;

•       Management functions or human resources;

•       Broker-dealer, investment advisor or investment banking services;

•       Legal and expert services unrelated to the audit; and

•       Other services the Public Company Accounting Oversight Board chooses to prohibit.

Compensation Committee

On December 31, 2006, the compensation committee consisted of three independent directors; John C. Meng - Chairperson, Richard A. Bemis and William F. Protz, Jr. On February 21, 2007, upon the closing of the merger with Peoples Energy, the Compensation Committee was reappointed by the Board with John C. Meng - Chairperson, Richard A. Bemis and William J. Brodsky as members of the Compensation Committee. Each individual met the independence requirements as defined in the New York Stock Exchange listing standards. Its function is to evaluate the performance of the Chief Executive Officer, define and establish executive compensation strategy for Integrys Energy Group and recommend to the board compensation, bonuses and benefits for the Chief Executive Officer, executive officers and other key employees.

A written charter defining the responsibilities of the Compensation Committee has been adopted.

Financial Committee

On December 31, 2006, the financial committee consisted of four independent directors; Robert C. Gallagher - Chairperson, Richard A. Bemis, Ellen Carnahan and Kathryn M. Hasselblad-Pascale. On February 21, 2007, upon the closing of the merger with Peoples Energy, the Financial Committee was reappointed by the Board with Robert C. Gallagher - Chairperson, James L. Kemerling, and Keith E. Bailey appointed as members of the Financial Committee. The committee acts in an advisory and consulting capacity to management regarding capitalization, dividend and investment policies and other financial matters. The committee also provides assistance to the board of directors relating to financing strategy, financial policies and financial condition of Integrys Energy Group.

Governance Committee

On December 31, 2006, the governance committee consisted of three independent directors; Albert J. Budney, Jr. - Chairperson, Robert C. Gallagher and Kathryn M. Hasselblad-Pascale. On February 21, 2007, upon the closing of the merger with Peoples Energy, the Governance Committee was reappointed by the Board with Albert J. Budney, Jr - Chairperson, Kathryn Hasselblad-Pascale and Pastora San Juan Cafferty appointed by the Board as members of the Governance Committee. Each individual met the independence requirements as defined in the New York Stock Exchange listing standards.

The committee provides oversight on the broad range of issues surrounding composition, operation and compensation of the board of directors, identifying and recommending individuals qualified to become board members and recommending corporate governance guidelines for Integrys Energy Group to the board of directors. The governance committee will consider individuals recommended by shareholders for nomination as a director. Recommendations for consideration by the governance committee should be sent to the Secretary and Chief Governance Officer, Integrys Energy Group, Inc., 130 East Randolph Drive, Chicago, Illinois 60601, together with appropriate biographical information concerning each proposed nominee. As provided in the Integrys Energy Group By-laws, any proposed nominees and appropriate biographical information must be submitted to the Secretary and Chief Governance Officer between January 26, 2008 and February 20, 2008, for consideration at the 2008 annual meeting. For more detailed information regarding the process to submit an individual for consideration as a director nominee and the qualifications necessary to become a director of Integrys Energy Group, shareholders should review our By-laws, corporate governance guidelines and the governance committee charter.

In identifying potential nominees and determining which nominees to recommend to the board of directors, the governance committee may retain the services of a professional search firm or other third party advisor. In connection with each vacancy, the committee will develop a specific set of ideal characteristics for the vacant director position. The committee will look at nominees it identifies and any nominees identified by shareholders on an equal basis using these characteristics and the general criteria identified below.

The governance committee selects nominees on the basis of knowledge, experience, skills, expertise, diversity, personal and professional integrity, business judgment, time availability in light of other commitments, absence of conflicts of interest and such other relevant factors that the committee considers appropriate in the context of the needs of the board of directors at that time. At a minimum, each director nominee must have displayed the highest personal and professional ethics, integrity, values and sound business judgment. When considering nominees, the committee seeks to ensure that the board of directors as a whole possesses, and individual members possess at least one of the following competencies: (1) accounting and finance, (2) business judgment, (3) management, (4) industry knowledge, (5) leadership and (6) strategy/vision. In addition, the governance committee assures that at least one director have the requisite experience and expertise to be designated as an “audit committee financial expert.” The committee looks at each nominee on a case-by-case basis regardless of who recommended the nominee. In screening director nominees, the committee will review potential conflicts of interest, including interlocking directorships and substantial business, civic and social relationships with other members of the board of directors that could impair the prospective nominee’s ability to act independently.

Executive Committee

On February 21, 2007, upon the closing of the merger with Peoples Energy, the Board of Directors created an Executive Committee. The committee consists of the Non-Executive Chairman of the Board of the Company; James R. Boris; the President and Chief Executive Officer Larry L. Weyers; Keith E. Bailey and Robert C. Gallagher. Each member shall serve for a term of one year. The Executive Committee shall perform such duties as necessary to ensure the effective and efficient operations of the Board and will consult with the Board and its members as appropriate between meetings. No action or approval of the Executive Committee shall be effective unless approved by the Board.

Environmental Committee

On February 21, 2007, upon the closing of the merger with Peoples Energy, the Board of Directors created an Environmental Committee. The Committee consists of three non-management members of the Board of Directors; John W. Higgins, Kathryn M. Hasselblad-Pascale - Chairperson, and Richard A. Bemis. The responsibility of the Committee shall be to review the environmental strategy and compliance plans of Integrys Energy Group, and the related management systems that are used to ensure compliance with environmental regulations and stewardship.

Ad Hoc Oil and Gas Committee

On February 21, 2007, upon the closing of the merger with Peoples Energy, the Board of Directors created an Ad Hoc Oil and Gas Committee. The Committee consists of Keith E. Bailey - Chairperson, Larry L. Weyers, James R. Boris, Robert C. Gallagher and James L. Kemerling. The Ad Hoc Oil and Gas Committee shall assist the Board in its oversight of the Company’s oil and gas production business segment and other matters that may be delegated by the Board to the committee.

Related Persons Transaction Policy

Each of our executive officers, directors or nominees for director is required to disclose to the Audit Committee certain information relating to related person transactions. Disclosure to the Audit Committee should occur before, if possible, or as soon as practicable after the related person transaction is effected but in any event as soon as practicable after the executive officer, director or nominee for director becomes aware of the related person transaction. The Audit Committee’s decision (if applicable) whether or not to approve or ratify a related person transaction is to be made in light of the Audit Committee’s determination that consummation of the transaction is not or was not contrary to our best interests.

With respect to related persons transactions:

•       A “related person” means any (a) person who is, or was at some time since the beginning of the last fiscal year, an executive officer, director or nominee for election as a director, (b) greater than 5 percent beneficial owner of our common stock, or (c) immediate family member of the foregoing; and

•       A “related person transaction” means any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (a) the aggregate amount involved will or may be expected to exceed $100,000 in any calendar year, (b) we are a participant, and (c) any related person has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10 percent beneficial owner of another entity).

AVAILABLE CORPORATE GOVERNANCE INFORMATION

Integrys Energy Group’s By-laws, code of conduct, corporate governance guidelines and charters of all board committees may be accessed on the Integrys Energy Group web site, www.integrysgroup.com under “Investor” then select “Corporate Governance.” Copies can also be obtained by writing to Integrys Energy Group, Inc., Attention: Peter H. Kauffman, Secretary and Chief Governance Officer; 130 East Randolph Drive, Chicago, Illinois 60601.

OWNERSHIP OF VOTING SECURITIES

Beneficial Ownership

Based on Integrys Energy Group’s records and filings made with the SEC, we are not aware of any shareholder with beneficial ownership of five percent or more of our common stock. The following table indicates the shares of our common stock and stock options beneficially owned by our executive officers and directors as of March 15, 2007.

	Amount and Nature of Shares Beneficially Owned March 15, 2007
Name and Title	Aggregate Number of Shares Beneficially Owned (7)	Number of Shares Subject to Stock Options	Percent of Shares
Keith E. Bailey, Director	6,303	0	*
Richard A. Bemis, Director	14,571	3,000	*
James R. Boris, Director and Non-Executive Chairman	31,588	7,425	*
William J. Brodsky, Director	26,227	7,425	*
Albert J. Budney, Jr., Director (1)	4,800	0	*
Pastora San Juan Cafferty, Director	14,476	7,425	*
Ellen Carnahan, Director	6,458	0	*
Diana S. Ferguson, Director	5,396	0	*
Robert C. Gallagher, Director	19,873	0	*
Kathryn M. Hasselblad-Pascale, Director (2)	15,924	3,000	*
John W. Higgins, Director	4,372	0	*
James L. Kemerling, Director (3)	11,303	3,000
Michael E. Lavin, Director	5,378	0	*
John C. Meng, Director (4)	52,780	3,000	*
William F. Protz, Jr., Director (5)	159,864	0	*
Larry L. Weyers, Director President and Chief Executive Officer Integrys Energy Group, Inc.	408,741	365,324	*
Joseph P. O’Leary, Senior Vice President and Chief Financial Officer Integrys Energy Group, Inc.	88,597	77,046	*
Phillip M. Mikulsky, Executive Vice President and Chief Development Officer Integrys Energy Group, Inc.	134,955	99,283	*
Mark A. Radtke, President Integrys Energy Services, Inc.	92,617	74,248	*
Daniel J. Verbanac, Chief Operating Officer Integrys Energy Services, Inc.	52,549	40,372	*
All 28 directors and executive officers as a group (6)	1,571,988	950,701	2.08%

*                    Less than one percent of Integrys Energy Group outstanding shares of common stock.

None of the persons listed beneficially owns shares of any other class of our equity securities.

(1)           Includes 800 shares owned by spouse.

(2)           Includes 3,531 shares owned by spouse.

(3)           Includes 800 shares held in an individual retirement account.

(4)           Includes 41,600 shares held in a charitable revocable trust.

(5)           Includes 123,841 shares held in two trusts for which Mr. Protz is the trustee and in which his spouse is a 1/16th beneficiary. As trustee, Mr. Protz controls the voting of the shares and can direct the trust to sell or retain the shares. Also includes 28,428 shares owned by spouse.

(6)           Includes 212,295 shares held in joint tenancy, by spouses, as trustee or held as custodian for children.

(7)           Aggregate number of shares beneficially owned includes shares and share equivalents of common stock held in the Employee Stock Ownership Plan and Trust, the Wisconsin Public Service Corporation Deferred Compensation Trust and all stock options, which are exercisable within 60 days of March 15, 2007. Each director or officer has sole voting and investment power with respect to the shares reported, unless otherwise noted. No voting or investment power exists related to the stock options reported until exercised.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of changes in ownership of our common stock with the SEC within two business days following such change. We have reviewed statements of beneficial ownership furnished to us and written representations made by our executive officers and directors. Based solely on this review, we believe that our officers and directors timely filed all reports they were required to file under Section 16(a) in 2006.

Equity Compensation Plan Information (as of December 31, 2006)

Plan Type/Plan Name	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Security Holders
1999 Employee Stock Option Plan	124,647		$34.0097	0
Integrys Energy Group 2001 Omnibus Incentive Compensation Plan	1,172,129		$41.7755	0
Integrys Energy Group 2005 Omnibus Incentive Compensation Plan	730,648	(1)	$53.6546	671,207	(2)
Integrys Energy Group Deferred Compensation Plan	513,939		$0	141,747
Equity Compensation Plans Not Approved by Security Holders
1999 Director’s Stock Option Plan (3)	12,000		$25.5000	0
TOTAL	2,553,363			812,954

(1)             Includes 70,924 shares of restricted stock at a weighted average exercise price of $52.30.

(2)             If the Integrys Energy Group 2007 Omnibus Incentive Compensation Plan is approved, no further grants will be made under the Integrys Energy Group 2005 Incentive Compensation Plan

(3)             Equity compensation plans not approved by security holders consist solely of the Integrys Energy Group 1999 Non-Employee Directors Stock Option Plan, which provides stock options to directors at the discretion of the Board of Directors. The Board has not granted any stock options under this plan since 2000, and does not anticipate any further stock options will be issued under this plan. The plan provides that all exercises of options under this plan are to be completed through the use of treasury stock.

As of March 15, 2007, there were 2,220,586 stock options outstanding for Integrys Energy Group common stock (with a weighted-average exercise price of $45.67 and weighted-average remaining life of 6.74 years). In addition there were 70,924 shares of outstanding restricted stock awards and 126,221 targeted performance share awards under the plan. Approximately 671,000 shares remain available for issuance under the 2005 Omnibus Incentive Compensation Plan.

As of March 15, 2007, shares deferred under the Deferred Compensation Plan were 577,165 with approximately 132,000 shares remaining available for issuance under the plan.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The purpose of this Compensation Discussion and Analysis is to provide material information that is necessary for an understanding of our compensation policies and decisions relating to our named executive officers, including the identification of key components of our executive compensation program, and an explanation of the purpose of each key component. The named executive officers for 2006 include:  Larry L. Weyers, President and Chief Executive Officer (CEO); Joseph P. O’Leary, Senior Vice President and Chief Financial Officer (CFO); Phillip M. Mikulsky, Executive Vice President - Development; Mark A. Radtke, President, Integrys Energy Services, Inc.; and Daniel J. Verbanac, Chief Operating Officer, Integrys Energy Services, Inc.

Compensation Philosophy

We recognize the importance of maintaining sound principles for the development and administration of our compensation benefit programs. Overall, the executive compensation program is specifically designed to:

•       Align executive efforts with the company’s core values of integrity, safety, community, respect for our employees, service to customers and value for shareholders;

•       Reward executive performance consistent with company objectives, including operational effectiveness and financial results, which in turn may reduce the need for rate increases to our customers;

•       Attract, retain, motivate and develop a highly competent executive staff;

•       Achieve a balance between fixed and variable pay, as well as between short-term and long-term incentives to balance executive focus on short-term and long-term goals; and

•       Provide a mechanism for executives to have a stake in the company through stock ownership.

We believe that a focus on these principles will benefit our shareholders in the long-term by ensuring that we can attract and retain highly qualified executives who are committed to our long-term success and the creation of shareholder value.

Role of the Compensation Committee

The Compensation Committee (“Committee”) of the Board of Directors maintains the authority to set policy for executive compensation, and to establish and administer the executive compensation program for the company and its subsidiaries in keeping with our compensation philosophy. For the 2006 calendar year, the Committee was composed of John C. Meng (Chairperson), Richard A. Bemis, and William F. Protz, Jr. The Committee has historically adhered to objective criteria and a structured method of determining compensation, with very limited discretionary decision-making. Compensation decisions made by the Committee rely on market trends and performance at the corporate, business unit and individual levels.

The Committee may review named executive compensation history, although it is only one factor in setting future compensation opportunities.

For the past several years, the Committee has engaged a nationally recognized independent, third party consultant (Towers Perrin) to evaluate our executive compensation, to discuss general compensation trends, to provide competitive market data and to assist human resources management in developing compensation recommendations to present to the Committee. The independent compensation consultant is present at the annual discussions on executive compensation to provide advice, consultation and market information. The Committee meets in executive session with the independent compensation consultant at least annually. The Senior Vice President-Human Resources and the CEO also provide information and recommendations during this session. The CEO is the only executive present when executive compensation considerations are discussed. The CEO, however, is not present when consideration is made regarding his own compensation.

The Committee reserves the right to modify or discontinue elements of the executive compensation program, and to revise compensation levels after considering qualitative and quantitative facts and circumstances surrounding actual or projected financial results, as well as its view of the appropriate balance between base salary, annual short-term incentive, long-term incentive compensation and benefits.

Total Compensation

The objective of the Committee is to establish target total compensation at or near the median level compared with competitive market data derived from survey information of nearly one hundred utility/energy companies and in the broader industry. The Committee intends to continue its strategy of compensating named executive officers at competitive levels, with an opportunity to earn above-median compensation for above-market performance, through programs that emphasize performance-based incentive compensation in the form of cash and equity-based awards. To that end, total executive compensation is tied directly to performance and is structured to ensure that, due to the nature of our business, there is an appropriate balance focused on long-term versus short-term performance, as well as a balance between financial performance and the creation of shareholder value. Based on our analysis, we believe that the total compensation paid or awarded to our named executive officers during 2006 was consistent with our financial and operational performance and the individual performance of each of the named executive officers. We also believe that the total compensation was reasonable and is consistent with our compensation philosophies as described above.

Key Components of the Executive Compensation Program

The key components of our executive compensation program are base salary, annual short-term incentive pay, long-term incentives (restricted stock, performance shares and stock options) and other benefits. In this mix of compensation, at-risk compensation is a significant portion. Base salary is generally less than one-half of overall compensation received by the executive. Incentives make up the remainder of direct compensation and are performance-based, with greater weighting on long-term incentives. Incentive compensation earned in 2006 was provided pursuant to the 2005 Omnibus Incentive Compensation Plan. A 2007 Omnibus Incentive Compensation Plan for Integrys is being proposed.

Base Salary

Base salary is used to provide annual cash income to executives to compensate them for services rendered during the fiscal year. Competitive market benchmark data is provided to the Committee by our independent executive compensation consultant on an annual basis. Market comparisons are based on the median (50th percentile) base salary for substantially equivalent positions of similarly-sized companies in the utility/energy services industry (based on revenue size adjusted for gas trading revenues). Utility/energy services market data at this revenue size includes 97 companies contained in the Towers Perrin Energy Services executive survey. Salary increases are based on recommendations of the CEO, which may include overall company and individual performance of the executive, and the Committee’s evaluation of current market data. The Committee granted base salary increases for the named executive officers for 2006 (in December, 2005) ranging from 4.1% to 8.0%, with an average pay increase equal to 5.8%. In December, 2006, the Committee granted base salary increases to named executive officers for 2007 ranging from 5.0% to 11.1%, with the average pay increase equal to 7.4%. Base salaries set for named executives were on average 97.9% of market median as reported in December, 2006. Taking into account these increases, base salary levels for the named executive officers are generally at or near the median of the market comparison companies. Setting base salary at or near market median levels allows the company to be competitive in the marketplace.

Short-Term Incentive Compensation

All of the named executive officers participate in our Executive Incentive Plan. The purpose of this plan is to:

•       Focus executive employees on assisting the company in achieving objectives key to its short-term success;

•       Recognize the performance of key employees in achieving our financial and operating objectives; and

•       Provide compensation opportunities that closely reflect the pay levels of other similarly-sized U.S. energy companies and general industry companies.

Annual incentive payments under this plan are based on operational and financial performance goals. The overall target payout for the named executive officers at the holding company level is established based on utility/energy services and general industry market median (50th percentile) data for similarly-sized companies. For the non-regulated subsidiary, energy marketing and trading data at the market median is considered in determining target payout for the named executives at this level. Data is reviewed for utility/energy services companies contained in the Towers Perrin Energy Services executive survey, and for general industry, including over 900 companies contained in the Towers Perrin general industry survey. The Committee considers appropriate payouts for stellar and satisfactory performance to determine superior and threshold payout levels respectively for all entities. These levels provide a partial payout for partially meeting objectives and a strong incentive, generally one and one-half times target level, for superior performance.

The Committee bases each participant’s incentive on the attainment of some or all of the following performance goals:

•       Customer Value - a set of three operational measures of customer satisfaction of residential, commercial/industrial and agricultural customers, as measured by surveys and in comparison to our competitors.

•       System reliability - a set of two operational measures, including electric system outages and gas system responsiveness.

•       Market effectiveness of energy supply operations (the company’s generation operations) - an operational measure that applies to energy supply executives only and consists of the energy price weighted availability of all Wisconsin Public Service Corporation generation facilities.

•       Safety - a set of two operational measures, including the number and severity of OSHA reportable accidents and workers compensation costs.

•       Rate levels - a set of two operational measures for gas and electric rates derived through a comparison of rates relative to the following competitors: Consumers Energy, Edison Sault Electric Company, Commonwealth Edison Company, Xcel Energy, Minnesota Power, WE Energies, Alliant Energy, and Madison Gas & Electric Company.

•       Employee diversity - a set of two operational measurements of the number of women and minorities promoted or hired overall within the company and specifically at management levels.

•       Net income - financial measures set by the Committee for the company and its subsidiaries. The Committee can include or exclude extraordinary and/or non-recurring items.

Threshold, target and superior performance levels for each goal, as well as the weighting of each measure, are recommended by the Human Resources Department and the CEO (excluding his own) based on historical results, anticipated business conditions, and goals and objectives of the company. The final levels are set by the Committee based on these recommendations. Provided below are the specific payout levels and measurement weightings established for each of the named executive officers for the 2006 Executive Incentive Plan:

	Payout Levels (as a percent of gross earnings excluding extraordinary items)			Measurement Weightings (as a percent of total payout)
Named Executive Officer	Threshold	Target	Superior	Net Income		Operational Measures
Larry L. Weyers	50	100	150	75	(1)	25
Joseph P. O’Leary	20	50	80	75	(1)	25
Phillip M. Mikulsky	20	55	90	75	(1)	25
Mark A. Radtke	20	55	90	25	(1)	0
				75	(2)
Daniel J. Verbanac	25	65	100	25	(1)	0
				75	(2)

(1)            Integrys Energy Group, Inc.

(2)            Integrys Energy Services, Inc.

The Board of Directors believes it is important to establish performance targets and incentives that align executive compensation with financial and operational performance, promote value driven decision-making by executives and provide total compensation levels that are competitive in the market.

Payout is made on any individual measure with results at or above threshold. For the year 2006, Larry L. Weyers, Joseph P. O’Leary and Phillip M. Mikulsky earned final payouts below threshold and Mark A. Radtke and Daniel J. Verbanac earned payouts midway between the target and superior levels. These incentives were paid out in March, 2007. Overall, company operational performance results for 2006 were superior for five of the operational measures (OSHA, all three Customer Value measures and Gas Rates), near target for two measures (Gas Reliability and Energy Supply Market Effectiveness), at threshold for both Diversity measures and Electric Reliability, and below threshold for two measures (Worker’s Compensation Costs and Electric Rates). Net Income results were near superior for ESI and below threshold for Integrys Energy Group. As a result, actual total cash compensation levels were slightly below target for Messrs. Weyers, O’Leary and Mikulsky, and slightly above target for Messrs. Radtke and Verbanac. The actual payout received by each named executive officer is provided in the Summary Compensation Table under Non-Equity Incentive Plan Compensation. Actual payout as a percentage of adjusted gross earnings was 20.27% for Larry L. Weyers, 10.21% for Joseph P. O’Leary, 11.26% for Phillip M. Mikulsky, 64.95% for Mark A. Radtke, and 72.45% for Daniel J. Verbanac.

Long-Term Incentive Compensation

We believe that equity-based compensation ensures that our executives have a continuing stake in the long-term success of the company. In a manner consistent with our overall compensation philosophy, the Committee has adopted certain long-term compensation plans.

In 2006, it was proposed and endorsed by the Committee that a limited amount of restricted stock be added as a component of the long-term incentive compensation provided to executives. This change was made consistent with current market trends and to promote retention in light of the merger with Peoples Energy. For long-term incentive awards granted in December 2006, long-term incentive compensation was composed of 20% restricted stock, 50% performance share awards and 30% non-qualified stock options. Prior to this, long-term incentive compensation was made up of approximately two-thirds performance shares and one-third stock options. The amount of long-term incentive received by each executive is determined by the Committee and recommended to the Board of Directors, which relies on a blend of market median data from the utility/energy services industry and general industry of similarly-sized companies provided by our independent executive compensation consultant. In addition, performance of each named executive officer and internal equity is considered.

The target long-term incentive compensation as a percent of base salary for each named executive officer is Larry L. Weyers, 190%; Joseph P. O’Leary, 90%; Phillip M. Mikulsky, 90%; Mark A. Radtke, 75%; and Daniel J. Verbanac, 70%.

Restricted Stock

The restricted stock has a 4-year vesting schedule (25% per year), and gives participants voting rights and dividends during the vesting period. Restricted stock is utilized as a long-term retention vehicle, establishes an incentive for optimizing total shareholder return, and is a vehicle to increase stock ownership in the company.

Performance Shares

Granting of performance shares encourages executives to direct their efforts in a manner consistent with the optimization of total shareholder return (stock appreciation and dividend rate), and to create shareholder value superior to the company’s peers. Performance share awards are based on total shareholder return over a three-year period. During the three-year period, there are no dividends paid to participants nor do participants have voting rights over the shares subject to the award. At the end of the three-year period, the Committee makes a relative comparison of the company’s total shareholder return to the shareholder return on common stock of a long-term incentive peer group (made up of major publicly traded energy companies) selected by the Committee for the three-year period, and determines the number (if any) of performance share awards to issue. Initially in establishing the method of measuring performance, our independent executive compensation consultant provided the Committee with several alternatives to consider. The Committee chose the method of comparing against a peer group of over 60 energy/utility companies, because it believes they constitute a comprehensive representation of the utility industry. At the end of a performance period, the Committee makes a recommendation to the Board of Directors regarding the amount of payout based on this method of measuring performance

The number of shares to be provided at target is based on market median levels of incentive compensation, competitiveness of the total compensation package and individual performance. A new three-year performance period starts annually. If the company’s total shareholder return (TSR) is at the 50th percentile of the peer group, as determined by the Committee, an eligible executive would receive 100% of the target. A threshold payout of 25% of the target award is made if the TSR is at the 35th percentile. If the TSR is below the 35th percentile, participants receive 0%, and at the 90th percentile or higher, participants receive 200% of target. For the 2004-2006 performance period ending on December 31, 2006, the company’s total shareholder return ranked at the 25th percentile relative to the long-term incentive peer group. Therefore, participants (including the named executive officers) did not earn an award under the terms of the plan for the most recently completed performance period.

Non-Qualified Stock Options

Stock options also serve to encourage named executives to direct efforts to increase shareholder value. Consistent with the plan document, all option grants have strike prices equal to the average of the high and low value of a share of common stock on the date the options are granted, which coincides with the December Board of Director’s meeting. One quarter of the options granted vest each year on the grant anniversary date. All options have a ten-year term from the date of the grant. There are no dividends or voting rights associated with stock options. Final approval of grants is made by the Board of Directors. The company does not back date option grants, reload options or discount the strike price below market.

Other Benefits

We have certain other plans which provide, or may provide, cash compensation and benefits to the named executive officers. These plans are principally our Deferred Compensation Plan, Qualified Pension Plan, and the Pension Restoration and Supplemental Retirement Plan (SERP). We also provide life insurance as part of our compensation package. The Committee considers all of these plans and benefits when reviewing total compensation of the named executive officers.

Perquisites

Named executive officers of the company and its subsidiaries are provided with very limited perquisites. No named executive officer received perquisites in excess of $10,000.

Deferred Compensation

Named executive officers may participate in the Integrys Energy Group Deferred Compensation Plan with the approval of the Committee of the Board of Directors. This non-qualified benefit allows eligible executives to defer 1% to 100% of base salary, annual incentive, and long-term equity incentive compensation (other than stock options) on a pre-tax (federal and state) basis. Participating executives who defer annual incentives into the stock unit investment account can receive a 5% stock premium in their account. The Deferred Compensation Plan also provides for a matching contribution credit for any reduction in the matching contribution the executive receives under the Employee Stock Ownership Plan (ESOP) due to the executive’s election to defer base compensation or annual incentive compensation to the Deferred Compensation Plan.

Several investment types are available to eligible executives, as Listed below:

•       Reserve Account A - This option is no longer available after 1995 for additional deferrals. Moneys previously deferred to Reserve Account A receive accrued interest based on the company’s consolidated return on common equity. At December 31, 2006 this account  was providing an above-market rate of return of 11.24%, which exceeds 120% of the applicable federal long-term rate of 6.04%.

•       Reserve Account B - This option is available for base compensation and annual incentive deferrals. This account provides for an interest accrual of 70% of the company’s consolidated return on common equity. This account currently provides an above-market rate of return, which exceeds 120% of the adjusted applicable federal long-term rate (8.00% vs. 6.04%).

•       “Mutual Fund” Account - This option is available for base compensation and annual incentive deferrals. These options generally provide the employee with the ability to elect the same investment funds provided by our 401(k) Plan.

•       Incentive Stock Unit Account - This is a company stock unit account available for deferrals related to grants from long-term incentive payouts (other than stock options), annual incentive award payouts that the executive elects to allocate to this account and ESOP matching contribution credit to replace company contributions that would have normally been made to the ESOP except for the executive’s deferrals to the Deferred Compensation Plan. Deferrals into this account are not allowed to be converted to other investment types. A 5% stock premium is applied to deferrals of annual incentives that are allocated to the Incentive Stock Unit Account.

•       Base Stock Account - This is a company stock unit account available for deferrals related to base compensation and annual incentives that the executive allocates to this account (the 5% premium on annual incentive deferrals does not apply). This account allows transfers to and from this account to Reserve Account B and/or Mutual Fund Accounts.

Base compensation deferrals may be changed one time per year prior to the beginning of each calendar year. Deferrals of annual or long-term incentive must be made in accordance with rules prescribed by the Committee, which at a minimum require that the executive’s election be in place at least six months prior to the last day of the incentive performance period. The rates of return on these accounts range from 2.17% to 14.38% for the 12-month period ending December 31, 2006. More information regarding contributions, earnings and balances held by each named executive officer is presented in the Nonqualified Deferred Compensation table.

Qualified Pension Plan

Named executive officers are eligible to participate in the qualified Wisconsin Public Service Corporation Retirement Plan upon completion of one year of service and 1,000 or more hours of work during that year. All named executive officers have met this requirement. This pension equity plan requires 5 years of employment or attainment of age 65 to be vested in the plan. The Pension Income Benefit is equal to the “Total Service Percent” multiplied by “Final Average Pay.”  The benefit consists of a lump sum benefit, which may be converted into an actuarially equivalent annuity with monthly payments. “Final Average Pay” is the average of the last 60 months or the 5 highest calendar years’ compensation within the 10-year period immediately preceding the participant’s termination of employment, whichever is greater, up to IRS pay limits. Eligible compensation considered under the plan includes base salary, annual incentive payout, and bonuses. The percent for eligible service-based annual accruals varies from 9% to 15% per year (9% to 13% for employees hired after January 1, 2001) depending on the number of years of employment service. Participants actively employed on January 1, 2001 earned a pension transition benefit based on age and service, up to 115% of Final Average Pay. In addition, if an employee who was hired prior to January 1, 2001 terminates employment on or after attainment of age 55 (but prior to 65) and completion of 5 or more years of service, the plan provides for a monthly supplemental benefit equal to $800 per month payable until age 65. For an employee hired on or after January 1, 2001, the pension supplement is available if the employee terminates employment on or after attainment of age 55 (but prior to 65) and completes 10 or more years of service, and consists of a monthly benefit payable until age 65 equal to $40 times years of credited service to maximum of 20 years. If the Pension Income benefit is paid in a lump sum, the pension supplement is automatically converted into and paid at the same time as an actuarially equivalent lump sum.

Provided below is the pension service credit for each named executive officer:

Named Executive Officer	Annual Percentage Credit Earned in 2006	Accumulated Total Service Credits Earned as of December 31, 2006
Larry L. Weyers	15%	325%
Joseph P. O’Leary	9%	50%
Phillip M. Mikulsky	15%	560%
Mark A. Radtke	15%	341%
Daniel J. Verbanac	15%	315%

The plan does not allow for granting of additional service credit. Provided on the Pension Benefits table is a tabulation of the present value of each named executive officer’s accumulated pension benefit.

Pension Restoration and Supplemental Retirement Plan (SERP)

Named executive officers receive a pension restoration benefit. Pension restoration provides a benefit based upon the difference between (1) the benefit the executive would have been entitled to under the qualified Wisconsin Public Service Corporation Retirement Plan if the maximum benefit limitation under IRS Section 415 and the compensation limitation under IRS Section 401 (a) (17) did not apply, and if all base compensation and annual incentive amounts had been paid to the executive in cash rather than being deferred into the Deferred Compensation Plan, and (2) the executive’s actual benefit under the qualified pension plan. The Nonqualified Deferred Compensation table provides information on the deferrals into the plan and earnings for each named executive officer.

The Board of Directors has additionally authorized the named executive officers to be provided with a non-qualified supplemental retirement benefit. This benefit provides income replacement when taking into account other retirement benefits provided to the officer and assures that the eligible executive will receive 60% of his/her final average pay (over the last 36 months or the 3 preceding years, whichever is higher). To qualify for the full supplemental retirement benefit (SERP), the executive must have completed 15 years of service and retire/terminate after age 62. Reduced benefits are payable if the executive has attained age 55 and completed 10 years of service at retirement/termination.

These additional retirement benefits are designed to attract and retain key management employees who are important to the successful operation of the Company. The Pension Benefits table provides additional information regarding the present value of accumulated benefits under the Pension Restoration and Supplemental Retirement Plan (SERP) for each named executive officer.

Life Insurance

Named executive officers (other than Larry L. Weyers) are eligible for an enhanced life insurance benefit of up to three times their annual base salary, with a maximum up to $1,000,000. Accidental Death and Dismemberment (AD&D) coverage is also provided for these same named executive officers up to three times their annual base salary, with a maximum benefit level of $500,000. Larry L. Weyers receives a life insurance benefit of $2,000,000, with no additional coverage for AD&D. The IRS requires that imputed income be calculated and recorded for company paid life insurance in excess of $50,000. In compliance with IRS regulations, imputed income is recorded to the extent that an executive’s life insurance benefit exceeds this limit. Listed below is the life insurance coverage in place as of December 31, 2006 for each named executive officer:

Named Executive Officer	Life Insurance Coverage ($)
Larry L. Weyers	2,000,000
Joseph P. O’Leary	650,000
Phillip M. Mikulsky	1,000,000
Mark A. Radtke	975,000
Daniel J. Verbanac	810,000

Change In Control Agreements

The Committee has authorized named executive officers to receive protection and associated benefits in the event of a covered termination following a change in control of the company. The agreement with each of the named executive officers contains a “double trigger” arrangement, whereby a payment is only made if there is a change in control and the executive is actually terminated or demoted. Specifically, privileges under such an agreement would be invoked if both of the following occurred:  1)  a change in control event occurs in which a single entity takes ownership of 30% or more of our voting securities, a merger or sale occurs that results in Integrys Energy Group stock constituting less than 50% of the surviving company stock, or a merger or consolidation occurs where the company is not the surviving company, and 2)  the event results in the loss of the executive’s job or the executive is offered a position with lesser responsibility than the executive’s prior position and the executive terminates employment as a result. The agreement also contains confidentiality and non-compete clauses. Specific details regarding change in control benefits can be found under the heading Termination of Employment later in this document.

Common Stock Ownership Guidelines

The Committee believes that it is important to align executive and shareholder interests by defining stock ownership guidelines for executives. For 2006, the target level for ownership of Integrys Energy Group common stock by the Chief Executive Officer, Larry L. Weyers, was three times base salary. The target level for all other named executives was two times base salary. All executives subject to the guidelines are expected to achieve the ownership target within five years from the date on which the executive became subject to the guidelines. In 2006, common stock beneficially held in an executive’s ESOP account, any other beneficially owned common stock, including that earned through incentive plan awards, and common stock equivalents earned through non-qualified deferred compensation programs are included in determining compliance with these guidelines. Shares that executives have the right to acquire through the exercise of stock options, unvested restricted stock and performance shares for which incentive targets have not yet been met are not included in the calculation of stock ownership (for guideline purposes) until the options are exercised, restricted stock is vested or attainment of the incentive targets of performance shares are certified by the Board of Directors. All named executive officers are currently fulfilling this requirement.

Summary Compensation Table for 2006

The following table sets forth for each of the named executive officers: (1) the dollar value of base salary and bonus earned during the fiscal year ended December 31, 2006; (2) the dollar value of the compensation cost of all outstanding stock and option awards recognized over the requisite service period, as computed in accordance with FAS 123R; (3) the dollar value of earnings for services pursuant to awards granted during the year under non-equity incentive plans; (4) the change in pension value and non-qualified compensation earnings during the year; (5) all other compensation for the year; and finally, (6) the dollar value of total compensation for the year. The named executive officers are our principal executive officer (CEO), principal financial officer (CFO) and each of our three other most highly compensated executive officers as of December 31, 2006 (each of whose total compensation exceeded $100,000 for fiscal year 2006).

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensa- tion ($)(4)	Change in Pension Value and Nonqualified Deferred Compensa- tion Earnings ($)(5)	All Other Compensation (6)	Total ($)
Larry L. Weyers Director, President and Chief Executive Officer Integrys Energy Group (CEO)	2006	677,596	0	845,365	748,435	137,349	1,868,425	31,300	4,308,470
Joseph P. O’Leary Senior Vice President and Chief Financial Officer Integrys Energy Group (CFO)	2006	311,192	0	124,479	96,432	31,773	169,713	15,909	749,498
Phillip M. Mikulsky Executive Vice President - Development Integrys Energy Group	2006	351,346	0	218,646	173,716	39,661	631,965	19,228	1,434,562
Mark A. Radtke President Integrys Energy Services	2006	301,154	0	120,026	93,012	195,600	220,858	15,589	946,239
Daniel J. Verbanac Chief Operating Officer Integrys Energy Services	2006	255,981	0	81,966	63,719	187,378	128,931	14,573	732,548

(1)                Includes amounts deferred into the Deferred Compensation Plan. See the Nonqualified Deferred Compensation table for more information.

(2)                Amounts shown in column (e) reflect the dollar value of the compensation cost of all outstanding stock awards recognized over the requisite service period, computed in accordance with FAS 123R. For information regarding assumptions made in valuing stock awards see Note 22 – Stock Based Compensation in Notes to Consolidated Financial Statements in the 2006 Annual Report on Form 10-K, such information is incorporated herein by reference.

(3)                Amounts shown in column (f) reflect the dollar value of the compensation cost of all outstanding option awards recognized over the requisite service period, computed in accordance with FAS 123R. For information regarding assumptions made in valuing stock option awards see Note 22 – Stock Based Compensation in Notes to Consolidated Financial Statements in the 2006 Annual Report on Form 10-K, such information is incorporated herein by reference.

(4)                Non-equity compensation is payable in the first quarter of the next fiscal year, and may be deferred at the election of the named executive officer. Payment is calculated based on the measurement outcomes and as a percent of adjusted gross earnings from the company for services performed during the payroll year. Various extraordinary payments and the prior year payout are excluded in the calculation.

(5)                The calculation of above-market earnings on non-qualified deferred compensation is based on the difference between 120% of the applicable federal long-term rate (AFR) and the rate of return received on Reserve Accounts A and B. Provided below are the actual rates of return used in the calculation:

	AFR 120%	Res A - Daily	Res B - Daily
October 2005 - March 2006	5.29%	16.2923%	11.6759%
April 2006 - September 2006	5.76%	13.1406%	9.3755%
October 2006 - March 2007	6.04%	11.2459%	8.0029%

(6)        Reflects life insurance premiums and imputed income from the life insurance benefit, tax reimbursements, ESOP matching contributions, and a miscellaneous award for corporate recognition. No named executive officer received perquisites in excess of $10,000. Payments exceeding $10,000 included imputed income on life insurance premiums for Mr. Weyers of $15,444 and ESOP matching contributions as follows:

Named Executive Officer	ESOP ($)
Larry L. Weyers	11,341
Joseph P. O’Leary	11,570
Phillip M. Mikulsky	11,341
Mark A. Radtke	11,341
Daniel J. Verbanac	11,341

With regards to equity awards, no repricing, extension of exercise periods, change of vesting or forfeiture conditions, change or elimination of performance criteria, change of bases upon which returns are determined, or any other material modification of any outstanding option or other equity based award occurred during the last fiscal year or in the past. Restricted stock was added as a component of long-term incentive compensation in December, 2006.

Grants of Plan-Based Awards for 2006

The following table sets forth information regarding all incentive plan awards that were made to the named executive officers during 2006, including equity and non-equity based awards. Decisions regarding equity and non-equity awards (payable following vesting or performance periods) were made only one time during the fiscal year of 2006. Equity incentive-based awards are subject to a performance condition or a market condition as those terms are defined by FAS 123R. Non-equity incentive plan awards are not subject to FAS 123R, and are intended to serve as an incentive for performance to occur over the given year. A detailed description of long-term incentive plans (performance shares, restricted stock and stock options) can be found in the Compensation Discussion and Analysis under the heading Long-Term Incentive Compensation earlier in this document.

		Estimated Future Payouts Under			Estimated Future Payouts Under			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base	Grant Date Fair Value
		Non-Equity Incentive Plan Awards			Equity Incentive Plan Awards			(#)	(#)	Price	of Stock
		Annual Incentive Plan (1)			Performance Share Program			Restricted	Stock	Option	and Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Stock	Option	Awards	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	Program	Program	($/Sh)	$(2)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Larry L. Weyers	2006	337,500	675,000	1,012,500
	12/7/06				3,998	15,990	31,980				820,287
	12/7/06							6,013			317,065
	12/7/06								123,913	52.73	748,435
Joseph P. O’Leary	2006	62,000	155,000	248,000
	12/7/06				833	3,333	6,666				170,983
	12/7/06							1,253			66,071
	12/7/06								25,826	52.73	155,989
Phillip M. Mikulsky	2006	70,000	192,500	315,000
	12/7/06				928	3,711	7,422				190,374
	12/7/06							1,396			73,611
	12/7/06								28,761	52.73	173,716
Mark A. Radtke	2006	60,000	165,000	270,000
	12/7/06				684	2,735	5,470				140,306
	12/7/06							1,028			54,206
	12/7/06								21,196	52.73	128,024
Daniel J. Verbanac	2006	63,750	165,750	255,000
	12/7/06				530	2,121	4,242				108,807
	12/7/06							797			42,026
	12/7/06								16,435	52.73	99,267

(1)                 Based on 2006 Annual Incentive Plan payout percentages. See description of Short-Term Incentive Compensation earlier in this document.

(2)                 Performance shares are valued at target payout using the value derived from a Monte Carlo simulation. Restricted stock is valued at $52.73, the average high and low stock price on the grant date. Stock options are valued at $6.04 based on a binomial lattice model calculation.

As reflected in the tables above, the Committee awarded restricted stock units to each named executive officer in 2006 for the amounts indicated. The restricted stock units had a grant date fair market value per share of $52.73, based on the average of the high and low share price on the date of the grant. The units remain ratably restricted for 4 years following the date of grant. The dividend rate paid on restricted stock is equal to the dividend rate of all other outstanding shares of common stock. No dividends have been paid to date.

Stock options granted in 2006 are non-qualified stock options with a grant price equal to the average of the high and low common stock price on the date of the grant. The per share grant price for these options is $52.73. One quarter of the options vest each year on the grant anniversary date. The options had a grant date fair value per option of $6.04 as determined pursuant to FAS 123R. The options have an expiration date of 12/7/2016.

Performance Shares were granted in the amounts indicated to each of the named executive officers. The 2006 grants will have a performance period beginning on January 1, 2007 and ending on December 31, 2009. The shares are not paid out until the end of this performance period based on the final total shareholder return in comparison to the selected peer group.

For a discussion of the treatment of unvested restricted stock, stock options and performance shares upon termination see Termination of Employment.

Outstanding Equity Awards at 2006 Fiscal Year-End

The information set forth in the table below depicts information regarding outstanding awards under the stock option plan, restricted stock plans, incentive plans and similar plans, including market-based values of associated rights and/or shares as of the most recent fiscal year-end.

	Options Awards (1)					Stock Awards (2)
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)(3)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Larry L. Weyers	48,014	0	0	34.75	12/14/2010	6,013	324,882	59,033	3,189,553
	86,116	0	0	34.09	12/13/2011
	99,027	0	0	37.96	12/12/2012
	72,762	24,253	0	44.73	12/10/2013
	55,804	55,803	0	48.11	12/08/2014
	30,427	91,278	0	54.85	12/07/2015
	0	123,913	0	52.73	12/07/2016
Joseph P. O’Leary	11,200	0	0	34.38	07/12/2011	1,253	67,700	11,729	633,718
	17,395	0	0	34.09	12/13/2011
	17,781	0	0	37.96	12/12/2012
	13,029	4,342	0	44.73	12/10/2013
	11,652	11,652	0	48.11	12/08/2014
	5,989	17,966	0	54.85	12/07/2015
	0	25,826	0	52.73	12/07/2016
Phillip M. Mikulsky	12,466	0	0	34.09	12/13/2011	1,396	75,426	16.907	913,485
	35,985	0	0	37.96	12/12/2012
	24,024	8,008	0	44.73	12/10/2013
	18,694	18,694	0	48.11	12/08/2014
	8,114	24,341	0	54.85	12/07/2015
	0	28,761	0	52.73	12/07/2016
Mark A. Radtke	1,500	0	0	29.875	02/11/2009	1,028	55,543	10,937	590,926
	2,500	0	0	23.1875	03/13/2010
	6,477	0	0	34.75	12/14/2010
	14,671	0	0	34.09	12/13/2011
	18,852	0	0	37.96	12/12/2012
	13,637	4,545	0	44.73	12/10/2013
	10,815	10,814	0	48.11	12/08/2014
	5,796	17,386	0	54.85	12/07/2015
	0	21,196	0	52.73	12/07/2016
Daniel J. Verbanac	3,375	0	0	34.75	12/14/2010	797	43,062	7,731	417,706
	3,184	0	0	34.09	12/13/2011
	12,454	0	0	37.96	12/12/2012
	10,089	3,362	0	44.73	12/10/2013
	7,657	7,656	0	48.11	12/08/2014
	3,613	10,837	0	54.85	12/07/2015
	0	16,435	0	52.73	12/07/2016

(1)                Provided below is the corresponding vesting date relative to each option expiration date:

Grant Date	Full Vesting Date	Expiration Date
02/11/1999	02/11/2003	02/11/2009
03/13/2000	03/13/2004	03/13/2010
12/14/2000	12/14/2004	12/14/2010
12/13/2001	12/13/2005	12/13/2011
12/12/2002	12/12/2006	12/12/2012
12/10/2003	12/10/2007	12/10/2013
12/08/2004	12/08/2008	12/08/2014
12/07/2005	12/07/2009	12/07/2015
12/07/2006	12/07/2010	12/07/2016

(2)                Year-end stock price was $54.03.

(3)                No payout is to occur on performance shares for the performance period of 2004-2006. These shares are included in columns i and j above. The number of units and corresponding value for each named executive officer is provided below:

Named Executive Officer	# Unearned Shares	Market or payout value of unearned shares ($)
Larry L. Weyers	13,078	706,604
Joseph P. O’Leary	2,342	126,538
Phillip M. Mikulsky	4,318	233,302
Mark A. Radtke	2,451	132,428
Daniel J. Verbanac	1,813	97,956

Option Exercises and Stock Vested in 2006

The table provided below indicates amounts received by the named executives upon exercise of options (or similar instrument) or the vesting of stock (or similar instruments) during the most recent fiscal year.

	Option Awards		Stock Awards (1)
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
(a)	(b)	(c)	(d)	(e)
Larry L. Weyers	26,826	487,483	0	0
Joseph P. O’Leary	0	0	0	0
Phillip M. Mikulsky	0	0	0	0
Mark A. Radtke	1,000	19,955	0	0
Daniel J. Verbanac	0	0	0	0

(1)            No payout was made on performance shares for 2006 based on total shareholder results for the performance period ending 12/31/06. These performance shares had a performance period of 2004-2006.

Pension Benefits

The following table sets forth the actuarial present value of each named executive officer’s accumulated benefit under each defined benefit plan, assuming benefits are paid at normal retirement age based on current levels of compensation. For information regarding the valuation method and all material assumptions applied in quantifying the present value of the current accumulated benefit for each of the named executive officers see Note 19 - Employee Benefit Plans in Notes to Consolidated Financial Statements in the 2006 Annual Report on Form 10-K, such information is incorporated herein by reference. The table also shows the number of years of credited service under each such plan, computed as of the same pension plan measurement date used in the company’s audited financial statements for the year ended December 31, 2006. Mr. Weyers and Mr. Mikulsky are currently eligible for early retirement. No pension benefits were paid to any of the named executive officers during the year. Specific details of these benefits are discussed in more detail in the Compensation Discussion and Analysis under the heading Other Benefits.

Name	Plan Name(1)	Number of years of credited service (#)	Present value of accumulated benefits ($)(2)	Payments during last fiscal year ($)
(a)	(b)	(c)	(d)	(e)
Larry L. Weyers	Retirement Plan	21	678,179	0
	Restoration Plan	21	2,895,306	0
	SERP	21	4,986,606	0
Joseph P. O’Leary	Retirement Plan	5	104,384	0
	Restoration Plan	5	77,174	0
	SERP	5	362,712	0
Phillip M. Mikulsky	Retirement Plan	35	1,133,796	0
	Restoration Plan	35	1,570,840	0
	SERP	35	721,492	0
Mark A. Radtke	Retirement Plan	23	595,304	0
	Restoration Plan	23	708,869	0
	SERP	23	146,869	0
Daniel J. Verbanac	Retirement Plan	22	538,907	0
	Restoration Plan	22	591,162	0
	SERP	22	69,324	0

(1)            Material terms and conditions of the above named plans:

Retirement Plan

This is a tax-qualified defined benefit retirement plan generally available to employees meeting eligibility requirements upon completion of one year of service. Benefits are determined under an account-based Pension Equity Plan (PEP) formula that defines a lump-sum amount (or annual annuity payable) at termination of employment. See the discussion of Other Benefits in the Compensation Discussion and Analysis for a more complete description of this benefit.

Restoration Plan

The purpose of this non-qualified plan is to provide an alternate means of paying benefits intended under the Retirement Plan that are either restricted by law or limited because of employee deferrals to the company’s Deferred Compensation Plan. Benefits of this plan are generally determined and payable under the same terms and conditions as the Retirement Plan without regard to IRS limitations on amounts of includible compensation and maximum benefits and without regard to employee deferrals of base and annual bonus pay. Benefits paid are reduced by the value of benefits payable under the Retirement Plan. Under plan terms, each participant has executed an election agreement that sets forth the form of payment the participant has chosen to receive following termination of employment (lump sum or annuity).

SERP

This plan provides 180 monthly benefit payments guaranteed commencing at retirement for participants on or after age 55 with 10 or more years of employment service. The monthly benefit equals a target percentage of final average pay (over a three-year period), reduced by the lifetime annuity payable under the Retirement Plan and Restoration Plan. The target percentage ranges from 40% for 10 years to 60% for 15 years of service. Benefits are reduced 3% per year for retirements prior to age 62.

(2)            Change in pension value during 2006 and present value of accumulated benefit at year-end:

Retirement Plan

The amounts shown are based on the present value of the projected PEP account balances payable at the plan’s normal retirement age (age 65). The projected age 65 PEP account equals the participant’s accrued account balance at year-end rolled forward with interest credits to age 65 using the plan’s interest rate (4.73% at 12/31/2005 and 4.69% at 12/31/2006). The present value was determined using an interest rate consistent with assumptions used for the Company’s financial reporting under FAS 87 (5.65% at 12/31/2005 and 5.87% at 12/31/2006).

The value of the temporary supplemental benefit has been added. The present value was determined assuming commencement at earliest eligibility (generally age 55) and paid in a single lump-sum form, using the plan’s interest rate to calculate the lump sum payment (4.73% at 12/31/2005 and 4.69% at 12/31/2006) and using an interest rate consistent with assumptions used in the Company’s financial reporting under FAS 87 to determine the present value at year-end of the lump sum payable. The benefit was prorated based on current service over service from hire date to date of earliest eligibility.

Restoration Plan

The amounts shown are based on the present value of the projected PEP account balances payable at the plan’s normal retirement age (age 65). The projected age 65 PEP account equals the participant’s accrued account balance at year-end rolled forward with interest credits to age 65 using the plan’s interest rate (4.73% at 12/31/2005 and 4.69% at 12/31/2006). The present value was determined using an interest rate consistent with assumptions used for the Company’s financial reporting under FAS 87 (5.65% at 12/31/2005 and 5.87% at 12/31/2006).

SERP

The values shown are based on the present value of the accrued benefit at unreduced retirement age (age 62) reflecting final average pay and service as of the calculation date. The present value was determined assuming commencement at age 62 using an interest rate consistent with assumptions used for the Company’s financial reporting under FAS 87 (5.65% at 12/31/2005 and 5.87% at 12/31/2006).

The pension value for Daniel Verbanac decreased during 2006 due to changes in historical compensation recognized in final average pay.

Nonqualified Deferred Compensation in 2006

Listed below is information regarding the contributions, earnings and balances for each named executive officer relative to the non-qualified deferred compensation plan.

Name	Executive contributions in last fiscal year ($)(1)	Registrant contributions in last fiscal year ($)(1)	Aggregate earnings in last fiscal year ($)(2)	Aggregate withdrawal/ distributions ($)	Aggregate balance at last fiscal year end ($)(3)
(a)	(b)	(c)	(d)	(e)	(f)
Larry L. Weyers	0	0	223,173	0	4,209,418
Joseph P. O’Leary	266,057	3,135	35,915	0	972,646
Phillip M. Mikulsky	200,686	712	197,789	0	3,014,467
Mark A. Radtke	294,628	1,454	91,763	0	1,669,745
Daniel J. Verbanac	68,406	1,234	25,780	0	691,235

(1)            Deferrals into the Deferred Compensation Plan were made from compensation earned in 2006 and reported in the Summary Compensation Table, with the exception of equity and non-equity incentive plan compensation earned in 2005, but paid out and deferred in 2006. These amounts are as follows:

Name	2005 Annual Incentive Plan	2005 Annual Incentive Plan 5% Premium	2006 Performance Share Payout (1/1/03 - 12/31/05)
Larry L. Weyers
Joseph P. O’Leary	$125,396	$3,135	$140,661
Phillip M. Mikulsky	$71,187	$712	—
Mark A. Radtke	$38,771	$1,454	$54,857
Daniel J. Verbanac	$24,688	$1,234	$25,868

(2)            Above market earnings received on Reserve Accounts A and B are reported in column h of the Summary Compensation Table.

(3)            The aggregate balance includes amounts shown in footnote (1) and the above market earnings on Reserve Accounts A and B, which are included in the Summary Compensation Table.

Listed below are the actual earnings of each deferred compensation account held by the named executive officers:

Name	Aggregate earnings for Reserve A in last fiscal year($)	Aggregate earnings for Reserve B in last fiscal year($)	Aggregate earnings for Mutual Funds in last fiscal year($)	Aggregate earnings for company stock in last fiscal year($)	Aggregate earnings in last fiscal year($)
Larry L. Weyers	142,640	0	18,361	62,172	223,173
Joseph P. O’Leary	0	0	6,913	29,002	35,915
Phillip M. Mikulsky	66,757	25,304	72,879	32,849	197,789
Mark A. Radtke	0	0	66,012	25,751	91,763
Daniel J. Verbanac	0	96	10,387	15,297	25,780

For further details regarding the deferred compensation accounts, including rates of return, see the discussion of Other Benefits in the Compensation Discussion and Analysis. Upon retirement or termination of employment, distribution of the named executive’s account will commence the January of the year that is both (1) following the calendar year of termination of employment and (2) at least six months following termination or later if a later date is selected by the named executive. The employee can elect a distribution period from 1 to 15 years. Payouts, withdrawals or other distribution cannot commence under the plan while the named executive is actively employed.

At December 31, 2006, there were 141,747 shares available for grant under this plan.

Termination of Employment

Reasons for termination may be voluntary, involuntary, for cause, retirement or as a result of a change in control. A named executive officer terminating employment for reasons that are voluntary, involuntary, or for cause, is entitled to receive only those benefits earned, accrued or vested prior to the date of termination. There are no provisions for enhanced payments or benefits to be granted to named executive officers for termination of employment for these reasons. With regard to retirement, the only enhanced value named executive officers receive is derived from unvested equity grants to the extent that vesting continues on stock options granted prior to retirement and performance periods continue on performance shares granted prior to retirement, provided that retirement occurs on or after December 31st of the performance share plan year. Provided below are estimated enhanced aggregate compensation and benefits that may be payable to named executive officers in the event of termination of employment. These estimates assume that termination occurred on the last business day of the last fiscal year (December 31, 2006).

Type of Termination	Larry L. Weyers (1)	Joseph P. O’Leary (2)	Phillip M. Mikulsky (1)	Mark A. Radtke (2)	Daniel J. Verbanac (2)
Retirement (3)	1,414,577		428,857
Change In Control (CIC)	10,266,593	2,619,822	3,817,133	2,795,984	2,325,531

(1)            Larry L. Weyers and Phillip M. Mikulsky are currently eligible for retirement under the pension program, as specified in the plan documents. Termination for reasons that are voluntary/involuntary/for cause would be treated the same as retirement.

(2)            Joseph P. O’Leary, Mark A. Radtke and Daniel J. Verbanac were not retirement eligible as of 12/31/06.

(3)            Included in the values shown is the present value of future retirement benefit payments. Under the Pension Restoration Plan and the SERP, certain participants will be paid a monthly benefit (for a fixed number of payments or a lifetime annuity). The present value of future monthly benefit payments was determined using an interest rate and mortality table consistent with assumptions used for the Company’s financial reporting under FAS 87.

The treatment of unvested stock options, unvested restricted stock and performance shares in which the performance period has not yet ended, varies depending on the circumstances of termination and by the type of long term incentive. Provided below is a summary of how each type of long term incentive is handled based on the type of termination:

Type of Termination	Stock Options	Restricted Stock	Performance Shares
Voluntary/Involuntary/ For Cause	Shares not vested are forfeited unless early retirement on or after age 55, death or disability.	Shares not vested are forfeited unless normal retirement on or after age 62, death or disability. Note forfeiture occurs if retirement prior to one year of grant.	Shares not vested are forfeited unless early retirement on or after age 55, death or disability.
Retirement	At retirement the shares continue to vest as if actively employed; no change occurs to the vesting schedule.

At retirement, if on or after age 62 with 10 years or more of service the shares become fully vested on the date of retirement, provided that the grant date was at least 12 months prior to the date of retirement.

At retirement the performance period continues as long as the executive retires on or after December 31st of the calendar year in which the performance period began and is on account of retirement on or after age 55.

Change in Control	The outstanding and unexercised options will become fully vested, but subject to any terms of the CIC.	The shares become fully vested, even if not otherwise vested, and whether or not employment is terminated.	The performance period is terminated; the employee is entitled to a final award based on the target award prorated for the portion of performance period that has been completed at time of CIC.

Under the change in control agreements with Larry L. Weyers, and Phillip M. Mikulsky were a change in control event to occur, they would be eligible to receive a severance payout composed of a termination payment of up to 2.99 times their current salary and normal annual incentives, after federal excise tax. Under this plan, the company would “gross up” the payment to cover federal income tax required to be paid by the executive. The remaining named executives have been provided with an agreement such that in the event of a change in control, a termination payment of 2.99 times current salary and normal annual incentives would be provided with a choice of either receiving a payment within the IRS change in control limit and avoiding excise taxes or receiving the fully calculated change in control payment subject to applicable excise taxes. In addition to the payment, an affected executive under either form of agreement would receive health and welfare benefits, outplacement services, and up to $10,000 for fees and expenses of consultants, legal and/or accounting advisors engaged by the executive to compute benefits or payment due under the agreement.

No triggering event occurred in 2006 that affected the named executive officers. The CIC estimate above provides the approximate cash severance amount, the present value of enhanced pension, health and welfare and outplacement benefits, the amount due for interrupted performance cycles, and the intrinsic value of stock-based awards for each named executive officer.

COMPENSATION COMMITTEE REPORT

The Committee has reviewed and discussed with management the above compensation discussion and analysis section of this proxy statement. Based on this review and discussion, the Committee recommends that the compensation discussion and analysis be included in the company’s annual report on Form 10-K and the proxy statement.

Compensation Committee

John C. Meng, Chairperson(1)
Richard A. Bemis
William J. Brodsky

This Compensation Committee report is not to be deemed “soliciting material” or deemed to be filed with the SEC or subject to Regulation 14A of the 1934 Act, except to the extent specifically requested by Integrys Energy Group or incorporated by reference in documents otherwise filed.

(1)                On February 21, 2007, coincident with the merger of Peoples Energy into a subsidiary of Integrys Energy Group, William J. Brodsky was appointed by the Board of Directors as a member of the Integrys Energy Group Compensation Committee. Mr. Brodsky replaced William F. Protz, Jr., who served on the Committee during 2006 and in 2007 prior to Mr. Brodsky’s appointment.

DIRECTOR COMPENSATION

Our compensation policies for directors are designed to attract and retain the most qualified individuals to serve on the Board of Directors in the industry in which we operate. We believe that director compensation packages are comparable relative to the competitive energy/utility market. General market information relative to the market median director compensation is provided by an independent consultant and reviewed in setting Director compensation. Director compensation is determined by the Governance Committee with approval by the full Board of Directors.

Director compensation is composed of a retainer, service fees and stock awards. The equity portion of director compensation is designed to align directors’ interests with shareholders’ interests. Directors may defer compensation into the company’s deferred compensation plan (see Other Benefits in the Compensation Discussion and Analysis for a description of this plan and investment options), and receive $50,000 of life and AD&D insurance coverage. Directors receive no incentive plan compensation, qualified pension benefits, or perquisites. Employee directors receive no compensation for serving as directors.

Provided below is a summary of compensation for each director in 2006:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	Total ($)
(a)	(b)	(c)	(f)	(h)
Richard A. Bemis	41,500	40,667	36,926	119,093
Albert J. Budney, Jr.	51,500	16,000	0	67,500
Ellen Carnahan	47,000	40,667	0	87,667
Robert C. Gallagher	56,500	40,667	20,152	117,319
Kathryn M. Hasselblad-Pascale	44,500	58,667	0	103,167
James L. Kemerling	49,500	16,000	27,378	92,878
John C. Meng	43,500	16,000	0	59,500
William F. Protz	45,500	58,667	0	104,167

(1)            Directors fees paid in 2006, include:

•       A $22,500 annual retainer

•       $1,500 for each in-person board meeting attended

•       $500 for each telephonic board or committee meeting attended

•       $1,000 for each board committee meeting attended

•       $7,500 to serve as lead director

•       $7,500 to serve as chairperson of the Audit Committee

•       $5,000 to serve as the chairperson of the Compensation Committee, Financial Committee or Governance Committee

(2)            This amount reflects the dollar value of the compensation cost of all outstanding stock awards recognized over the requisite service period, computed in accordance with FAS 123R. A grant of deferred stock units of common stock with a value of $50,000 was granted on December 7, 2006, under the terms of our Deferred Compensation Plan. The number of units underlying this grant was 951.837 per Director. Additional deferred stock units will be granted at each dividend date to reflect an equivalent dividend paid on common stock.

Under FAS 123(R), the expense associated with each of these grants is calculated and recorded on a quarterly basis for the period of time from when the grant is made until the board member’s term expires. The amount shown in the table above is the 2006 expense amount calculated for each grant that has occurred from 2003 to 2006 and varies depending on when each person’s term ends. Each director was granted the following values of deferred stock units in December of the following years:

2003 - $35,000
2004 - $35,000
2005 - $40,000
2006 - $50,000

A tabulation of the outstanding stock options granted to Directors and the number of deferred stock units held by Directors is provided below:

Name	Outstanding Stock Options (#)(1)	Deferred Stock Units (#)(2)
Richard A. Bemis	3,000	7,989
Albert J. Budney, Jr.	0	6,015
Ellen Carnahan	0	4,715
Robert C. Gallagher	0	7,989
Kathryn M. Hasselblad-Pascale	3,000	7,989
James L. Kemerling	3,000	7,989
John C. Meng	3,000	7,989
William F. Protz	0	7,989

(1)            There is an aggregate of 12,000 outstanding stock options granted to Directors as of December 31, 2006.

(2)            There is an aggregate of 58,664 deferred stock units held by Directors as of December 31, 2006.

The earnings on deferred compensation from January 1, 2006 through December 31, 2006, for account(s) held by each Director are as follows:

Name	Aggregate earnings for Reserve A in last fiscal year ($)	Aggregate earnings for Reserve B in last fiscal year ($)	Aggregate earnings for Mutual Funds in last fiscal year ($)	Aggregate earnings for company stock in last fiscal year ($)	Aggregate earnings in last fiscal year ($)
Richard A. Bemis	62,467	0	26,744	16,562	105,773
Albert J. Budney, Jr.	0	0	0	6,015	6,015
Ellen Carnahan	0	0	0	10,493	10,493
Robert C. Gallagher	34,092	0	0	22,740	56,832
Kathryn M. Hasselblad-Pascale	0	0	0	10,154	10,154
James L. Kemerling	20,897	36,294	0	13,494	70,685
John C. Meng	0	0	0	17,881	17,881
William F. Protz	0	0	0	14,032	14,032

The Board of Directors has adopted stock ownership guidelines for directors to emphasize the importance of linking director and shareholder interests. The target level for stock ownership of directors is five times their annual retainer, including stock based compensation. The directors are encouraged to meet this requirement within a five-year period. In 2006, all directors met this requirement.

AUDIT COMMITTEE REPORT

The audit committee reviewed and discussed with management the audited financial statements of Integrys Energy Group, Inc. including disclosures under “Management Discussion and Analysis of Financial Condition and Results of Operations” as of and for the year ended December 31, 2006. In addition, we have discussed with Deloitte & Touche LLP, the independent registered public accounting firm for Integrys Energy Group, the matters required by auditing standards of the Public Company Accounting Oversight Board and Rule 2-07, “Communication with Audit Committees” of Regulation S-X. The audit committee also reviewed and discussed with management and Deloitte & Touche LLP the assessment and audit of internal control over financial reporting.

The audit committee also received the written disclosures and letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 and discussed the firm’s independence with respect to Integrys Energy Group. We have also discussed with management of Integrys Energy Group and Deloitte & Touche such other matters and received such assurances from them, as we deemed appropriate.

Based on the foregoing review and discussions and relying thereon, we have recommended to the Integrys Energy Group’s board of directors the inclusion of the audited financial statements in the Integrys Energy Group’s annual report on Form 10-K for the year ended December 31, 2006.

Audit Committee(1)

James L. Kemerling - Chairperson
Albert J. Budney, Jr.
Ellen Carnahan
William F. Protz, Jr.

This Audit Committee report is not to be deemed “soliciting material” or deemed to be filed with the SEC or subject to Regulation 14A of the 1934 Act, except to the extent specifically requested by Integrys Energy Group or incorporated by reference in documents otherwise filed.

(1)                On February 21, 2007, upon the closing of the merger with Peoples Energy, the Audit Committee was reappointed with James L. Kemerling, Ellen Carnahan, William F. Protz, Jr., Michael E. Lavin - Chairperson and Diana S. Ferguson  appointed by the Board of Directors as the members of the Audit Committee.

OTHER BUSINESS

At the time this proxy statement went to press, there were no shareholder proposals required to be included in this proxy or for consideration at our May 17, 2007 annual meeting. If any other matters are properly presented at the annual meeting, the persons named as proxies will vote upon them in accordance with their best judgment.

Our officers, directors and employees may solicit proxies by correspondence, telephone, electronic communications, or in person, but without extra compensation. Banks, brokers, nominees and other fiduciaries may be reimbursed for reasonable charges and expenses incurred in forwarding the proxy soliciting material to and receiving proxies from beneficial owners.

ANNUAL REPORTS

Our 2006 annual report (including financial statements and the report of our independent registered public accounting firm, Deloitte & Touche LLP) is enclosed with this proxy statement. As allowed under SEC rules, Integrys Energy Group is delivering only one copy of the 2006 annual report and this proxy statement to multiple shareholders sharing an address unless it has received contrary instructions from one or more of the shareholders. Upon written or oral request, Integrys Energy Group will promptly deliver a separate copy of the 2006 annual report and/or this proxy statement to any shareholder at a shared address to which a single copy of the document was delivered. If you are a shareholder and would like to request an additional copy of the 2006 annual report and/or this proxy statement now or with respect to future mailings (or to request to receive only one copy of the annual report and proxy statement if you are currently receiving multiple copies), please call (920) 433-1050 or write to Integrys Energy Group, Inc., Attention:  Peter H. Kauffman, Secretary and Chief Governance Officer, 130 East Randolph Drive, Chicago, Illinois 60601.

An annual report is filed with the SEC on Form 10-K. If you are a shareholder and would like to receive a copy of our 2006 Form 10-K, without exhibits, please write to Peter H. Kauffman, Secretary and Chief Governance Officer; 130 East Randolph Drive, Chicago, Illinois 60601. You can also access the 2006 Form 10-K on the Integrys Energy Group web site, www.integrysgroup.com under “Investor” then select “SEC Filings.”

FUTURE SHAREHOLDER PROPOSALS

Under Rule 14a-8 of the Securities Exchange Act of 1934 shareholder proposals for Integrys Energy Group’s 2008 annual meeting of shareholders must be received no later than December 7, 2007, to be included in the 2008 proxy statement. Integrys Energy Group By-laws allow additional shareholder proposals for the 2008 annual meeting to be accepted between January 26, 2008, and February 20, 2008. However, proposals received in this time frame may not be included in the proxy statement sent to shareholders. In addition, shareholder proposals received outside of this window will be submitted to shareholder vote at the sole discretion of Integrys Energy Group. If Integrys Energy Group chooses to present such proposal at the 2008 annual meeting, the persons named in proxies solicited by the board of directors of Integrys Energy Group for its 2008 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal. Shareholder proposals received after February 20, 2008, will not be considered for submission to shareholders. Proposals should be submitted to Peter H. Kauffman, Secretary and Chief Governance Officer, Integrys Energy Group, Inc., 130 East Randolph Drive, Chicago, Illinois 60601.

INTEGRYS ENERGY GROUP, INC.

PETER H. KAUFFMAN
Secretary and Chief Governance Officer

Appendix
Filed Pursuant to Instruction 3 of
Schedule 14A, Item 10(c)

INTEGRYS ENERGY GROUP, INC.

2007 OMNIBUS INCENTIVE COMPENSATION PLAN

Section  1.                                       PURPOSE AND DEFINITIONS

(a)           Purpose.  The purpose of the Integrys Energy Group, Inc. 2007 Omnibus Incentive Compensation Plan is to promote the interests of the Company and its shareholders by (a) attracting and retaining executives and other key employees of outstanding training, experience and ability; (b) motivating them, by means of performance-related incentives, to achieve performance goals; and (c) enabling them to participate in the growth and financial success of the Company. It is intended that this purpose be effected via performance-based incentives and through awards or grants of stock options and various other rights with respect to shares of the Company’s common stock, as provided herein, to such eligible employees (as defined in subsection (b) below).

(b)           Definitions.  The following terms shall have the following respective meanings unless the context requires otherwise:

(1)           An “Affiliate” of, or a person “affiliated” with, a specified person is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified and the term “Associate” used to indicate a relationship with any person, means (i) any corporation or organization (other than the registrant or a majority-owned subsidiary of the registrant) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, (ii) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the registrant or any of its parents or subsidiaries.

(2)           The term “Annual Performance Right” shall mean the right to receive up to the amount of compensation described in the Participant’s award agreement, taking into account the Target Award and the Performance Formula, upon the attainment of one or more specified Performance Goals, subject to the terms and conditions of the award agreement and the Plan.

(3)           A person shall be deemed to be the “Beneficial Owner” of any securities:

(A)          which such Person or any of such Person’s Affiliates or Associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or (B) securities issuable upon exercise of Rights pursuant to the terms of the Company’s Rights Agreement with American Stock Transfer & Trust Company, originally dated as of December 12, 1996 between the Company and Firstar Trust Company, as amended from time to time (or any successor to such Rights Agreement) at any time before the issuance of such securities;

(B)           which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding:  (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent

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solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Act and (B) is not also then reportable on a Schedule 13D under the Act (or any comparable or successor report); or

(C)           which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in Section paragraph (B) above) or disposing of any voting securities of the Company.

(4)           The term “Board” shall mean the Board of Directors of the Company.

(5)           The term “Change in Control” shall mean the occurrence of any one of the following:

(A)          any Person (other than any employee benefit plan of Integrys Energy Group, Inc. or of any subsidiary of Integrys Energy Group, Inc., any Person organized, appointed or established pursuant to the terms of any such benefit plan or any trustee, administrator or fiduciary of such a plan) is or becomes the Beneficial Owner of securities of Integrys Energy Group, Inc. representing at least 30% of the combined voting power of the then outstanding securities of Integrys Energy Group, Inc.;

(B)           one-half or more of the members of the Board are not Continuing Directors;

(C)           there shall be consummated any merger, consolidation, or reorganization of Integrys Energy Group, Inc. with any other corporation as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are owned by the former shareholders of

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Integrys Energy Group, Inc. other than a shareholder who is an Affiliate or Associate of any party to such consolidation or merger;

(D)          there shall be consummated any merger of Integrys Energy Group, Inc. or share exchange involving Integrys Energy Group, Inc. in which Integrys Energy Group, Inc. is not the continuing or surviving corporation other than a merger of Integrys Energy Group, Inc. in which each of the holders of Common Stock of Integrys Energy Group, Inc. immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

(E)           there shall be consummated any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of Integrys Energy Group, Inc. to a Person which is not a wholly owned subsidiary of Integrys Energy Group, Inc.; or

(F)           the shareholders of Integrys Energy Group, Inc. approve any plan or proposal for the liquidation or dissolution of Integrys Energy Group, Inc.

If a Plan Award is considered deferred compensation subject to the provisions of  Code Section 409A, and if a payment under such Plan Award would be accelerated or otherwise triggered upon a “change in control”, then the foregoing definition is modified, to the extent necessary to avoid the imposition of an excise tax under Section 409A, to mean a “change in control event’ as such term in defined for purposes of Code Section 409A.

(6)           The term “Code” shall mean the Internal Revenue Code of 1986, or any successor thereto, as the same may be amended and in effect from time to time.

(7)           The term “Committee” shall mean the committee appointed pursuant to Section 2 to administer the Plan.

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(8)           The term “Company” shall mean Integrys Energy Group, Inc., or any successor thereto.

(9)           The term “Continuing Director” shall mean (i) any member of the Board of Directors of Integrys Energy Group, Inc. who was a member of such Board on the day following the Effective Date of this Plan, (ii) any successor of a Continuing Director who is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on such Board, and (iii) additional directors elected by a majority of the Continuing Directors then on such Board.

(10)         The term “Covered Executive” shall mean, with respect to each taxable year of the Company, an individual who, on the last day of the taxable year, is the Chief Executive Officer of the Company or among the four highest compensated officers of the Company and its subsidiaries (other than the Chief Executive Officer), as determined pursuant to the executive compensation disclosure rules under the Exchange Act.

(11)         The term “Employee” shall mean an employee of the Company or any Subsidiary.  The term “Employee” shall also be deemed to include any person who is an employee of any joint venture corporation or partnership, or comparable entity, in which the Company or a Subsidiary has a substantial equity interest, provided that with respect to the granting of an Option or Stock Appreciation Right; a person who is employed by a joint venture corporation, partnership or comparable entity in which the Company or a Subsidiary has an ownership interest shall be considered to be an Employee only if such corporation, partnership or entity itself constitutes a Subsidiary.

(12)         The term “Exchange Act” shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same may be amended and in effect from time to time.

(13)         The term “Fair Market Value” shall mean the closing price at which a share of Stock shall have been sold on the New York Stock Exchange on the date of grant of any Option, date of grant and date of exercise of a Stock Appreciation Right, or other relevant valuation date.  In the event that any Option or Stock Appreciation Right shall be granted, or a Stock Appreciation Right exercised, or other relevant valuation date shall occur, on

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a date on which there were no such sales of Stock on the New York Stock Exchange, the Fair Market Value of a share of Stock shall be deemed to be the closing price at which a share of Stock shall have been sold on the New York Stock Exchange on the next preceding day on which there were such sales.   If the Stock is not listed on the New York Stock Exchange but are traded on another national securities exchange or through an over-the-counter market, the last sales price on such exchange on the applicable date as described above shall be used in determining Fair Market Value.

(14)         The term “Final Award” shall mean the amount of compensation or the number of shares of Stock to be awarded finally to the Participant who holds an Annual Performance Right or a Performance Stock Right, as determined by the Committee taking into account the extent to which the Participant has achieved the Performance Goals.

(15)         The term “Option” or “Options” shall mean the option to purchase Stock in accordance with Section 6 and such other terms and conditions as may be prescribed by the Committee.  An Option may be either an “incentive stock option”, as such term is defined in the Code, or shall otherwise be designated as an option entitled to favorable treatment under the Code (“ISO”) or a “nonqualified stock option” (“NQO”). ISOs and NQOs are individually called an “Option” and collectively called “Options”.

(16)         The term “Other Stock-Based Awards” shall mean awards of Stock (including Restricted Stock) or other rights made in accordance with Section 7.

(17)         The term “Participant” shall mean an Employee who has been designated for participation in the Plan.

(18)         The term “Performance Goals” shall mean, with respect to any Annual Performance Right or Performance Stock Right granted to a Participant who is a Covered Executive, a performance measure that is based upon one or more of the following objective business criteria established by the Committee with respect to the Company and/or any Subsidiary, division, business unit or component thereof: asset charge, asset turnover, capital employed in the business, capital spending, cash flow, cost structure improvements, complexity reductions, customer loyalty, customer value, diversity, earnings before interest and taxes,

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earnings before interest, depreciation and taxes, earnings growth, earnings per share, economic value-added, environmental health, safety, occupational health reportable incidents,  workers compensation costs, increase in customer base, market efficiency, energy price weighted availability of generation facilities, market share, net cash balance, net income, net income margin, net operating cash flow, operating profit margin, operations and maintenance reduction, electric and/or gas utility rate levels, productivity, response time, profits before tax, quality/customer satisfaction, return on assets, return on capital, return on equity, return on net operating assets, return on sales, revenue growth, sales margin, sales volume, system reliability, total shareholder return, variable margin and working capital.  With respect to each financial Performance Goal, the relevant measurement of performance shall be computed in accordance with generally accepted accounting principles, if applicable, provided that the Committee may, at any time with respect to a Plan Award that is not intended to constitute performance-based compensation for purposes of Code Section 162(m) and not later than 90 days after the beginning of the Performance Period with respect to a Plan Award that is intended to constitute performance-based compensation for purposes of Code Section 162(m), define the Performance Goal to exclude, to the extent applicable under the particular Performance Goal, the effects of (1) extraordinary, unusual and/or non-recurring items of income or expense, (2) gains or losses on the disposition of a business or business unit, (3) changes in tax or accounting laws or regulations, or (iv) a merger or acquisition. With respect to any Annual Performance Right or Performance Stock Right granted to a Participant who is not a Covered Executive, or with respect to any Annual Performance Right or Performance Stock Right that is granted to a Participant who is a Covered Employee but the Committee determines that the Annual Performance Right or Performance Stock Right either is not eligible for or is not to be considered “performance-based compensation” for purposes of Code Section 162(m), the Performance Goals may be based on one or more of the business criteria described above or any other criteria based on individual, business unit, Subsidiary, group or Company performance selected by the Committee.  The Performance Goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers or as a percentage) in the particular criterion or achievement in relation to a peer group or other index.

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(19)         The term “Performance Formula” shall mean a formula to be applied in relation to the Performance Goals in determining the percentage of the Target Award earned by the Participant with respect to a Plan Award.

(20)         The term “Performance Period” shall mean the period of time for which performance with respect to one or more Performance Goals with respect to any Annual Performance Right or Performance Stock Right is to be measured.

(21)         The terms “Performance Stock Rights” or “Performance Shares”  shall mean the right to receive, without payment to the Company, up to the number of shares of Stock described in the Participant’s award agreement, taking into account the Target Award and the Performance Formula, upon the attainment of one or more specified Performance Goals, subject to the terms and provisions of the award agreement and the Plan.

(22)         The term “Person” shall mean any individual, firm, partnership, corporation or other entity, including any successor (by merger or otherwise) of such entity, or a group of any of the foregoing acting in concert; provided, that in the case of a merger, consolidation or reorganization of the Company with any other corporation or a share exchange involving the Company, the shareholders of the other corporation that is a party to the merger, consolidation, reorganization or share exchange shall not be considered to be acting in concert for purposes of applying Section 1(b)(5)(A).

(23)         The term “Plan” shall mean the Integrys Energy Group, Inc. 2007 Omnibus Incentive Compensation Plan as the same may be amended and in effect from time to time.

(24)         The term “Plan Awards” shall mean awards or grants of incentive compensation, whether in cash or in the form of Options, Stock Appreciation Rights, Performance Shares, Restricted Stock, or Other Stock Based Awards.

(25)         The term “Restricted Stock” or “Restricted Shares” shall mean shares of Stock delivered to (or held in escrow or in a book account for the benefit of) a Participant, subject to such restrictions on the Participant’s right to retain the shares as the Committee shall, in its discretion, determine.

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(26)         The term “Right” shall mean an Annual Performance Right or a Performance Stock Right, as required by the context.

(27)         The term “Stock Appreciation Right” shall mean the right to receive, without payment to the Company, an amount of cash or Stock as determined in accordance with Section 6, based on the amount by which the Fair Market Value of a share of Stock on the relevant valuation date exceeds the grant price.

(28)         The term “Subsidiary” shall mean any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entity or entities in the chain) owns the stock or equity interest possessing at least fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.  In addition, solely for purposes of determining those individuals to whom an Option (other than an Option that is designated as an incentive stock option for purposes of the Code) or a Stock Appreciation Right may be granted, the term “Subsidiary” includes an entity that would be a Subsidiary if the preceding sentence were applied by substituting “at least twenty percent (20%)” in lieu of “at least fifty percent (50%)” if the Committee determines that there are legitimate business reasons for extending Options or Stock Appreciation Rights to individuals employed by such an entity.

(29)         The term “Stock” shall mean shares of the Company’s common stock, par value $1.00 per share.

(30)         The term “Target Award” shall mean the amount of compensation or the number of shares of Stock, subject to adjustment pursuant to Section 12, to be earned by a Participant under an Annual Performance Right or a Performance Stock Right if all of the Performance Goals are achieved at the targeted level of performance.

Section  2.                                       ADMINISTRATION

(a)           Committee.  The Plan shall be administered by the Compensation Committee of the Board consisting of not less than two (2) members of the Board who meet the “outside” director requirements of Section 162(m) of the Code, the independence standards of the New York Stock Exchange and the “non-employee director” requirements of Rule 16b-

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3(b)(3) under the Exchange Act, or by any other committee appointed by the Board, provided the members of such committee meet such requirements.  The Committee shall administer the Plan and perform such other functions as are assigned to it under the Plan.  The Committee is authorized, subject to the provisions of the Plan, from time to time, to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan, and to make such determinations under, and such interpretations of, and to take such steps in connection with, the Plan and the Plan Awards as it may deem necessary or advisable, in each case in its sole discretion.  The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not they are similarly situated.  Any authority granted to the Committee may also be exercised by the Board, except to the extent that the grant or exercise of such authority would cause any qualified performance-based award to cease to qualify for exemption under Section 162(m) of the Code.  To the extent that any permitted action taken by the Board conflicts with any action taken by the Committee, the Board action shall control.

(b)           Delegation of Authority.  The Committee may delegate any or all of its powers and duties under the Plan, including, but not limited to, its authority to make awards under the Plan or to grant waivers pursuant to Section 9, to one or more of its members or to one or more officers of the Company as it shall appoint, and with any such delegation to be subject to such conditions or limitations as the Committee may establish; provided, however, that the Committee shall not delegate its authority to (1) act on matters affecting any Participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act, or the liability provisions of Section 16(b) of the Exchange Act (any such Participant being called a “Section 16 Person”) or (2) amend or modify the Plan pursuant to the provisions of Section 15(b).  Further, no person to whom authority has been delegated shall grant a Plan Award to himself or herself or otherwise administer or interpret a Plan Award that has been previously granted to such person.  To the extent of any such delegation, the term “Committee” when used herein shall mean and include (except for purposes of subsection (c) below) any such delegate.

(c)           Eligibility of Committee Members.  No person while a member of the Committee shall be eligible to hold or receive a Plan Award.

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Section  3.                                       ANNUAL PERFORMANCE RIGHTS AND FINAL AWARDS

(a)           Grant of Annual Performance Rights.  The Committee, at any time and from time to time while the Plan is in effect, may grant or authorize the granting of, Annual Performance Rights to such officers of the Company and any Subsidiary, and other Employees, whether or not members of the Board, as it may select and in such amount as it shall designate, subject to the provisions of this Section 3.

(b)           Maximum Awards.  The maximum amount that may be granted to a Covered Executive as a Final Award with respect to one or more Annual Performance Rights during any calendar year during any part of which the Plan is in effect, whether such Final Award is payable in cash or credited to the Covered Executive’s account under the Integrys Energy Group, Inc. Deferred Compensation Plan in accordance with subsection (d) below, shall be $5 million.

(c)           Terms and Provisions of Annual Performance Rights.  Prior to the grant of any Annual Performance Right, the Committee shall determine the terms and provisions of such Right, including, without limitation (1) the Target Award; (2) one or more Performance Goals to be used to measure performance under such Right, and the Performance Formula to be applied against the Performance Goals in determining the amount of compensation earned under such Right as a percentage of the Target Award; (3) the Performance Period, and (4) the effect of the Participant’s termination of employment or death.  With respect to any Right that is intended to constitute qualified performance-based compensation for purposes of Code Section 162(m), such actions must be completed within 90 days of the commencement of the Performance Period.  The Committee may establish a minimum threshold objective for any Performance Goal for such Performance Period which, if not met, would result in no Final Award being made to any Participant with respect to such Performance Goal for such Performance Period.  During and after the Performance Period, but prior to the Committee’s final determination of the Participant’s Final Award as provided in subsection (d), the Committee may adjust the Performance Goals, Performance Formula and Target Award and otherwise modify the terms and provisions of a Right subject to the terms and conditions of the Plan; provided that if the Committee acts, more than 90 days following commencement of the Performance Period, to

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adjust or modify the terms and provisions of a Right granted to a Participant who is a Covered Executive, other than to decrease the amount of compensation that may be paid under such Right, any Final Award with respect to such Right shall not constitute qualified performance-based compensation for purposes of Code Section 162(m).  Each Right shall be evidenced by an award agreement in such form as the Committee may determine.

(d)           Final Awards.

(1)           As soon as practicable following the completion of the Performance Period relating to any Annual Performance Right, but not later than 12 months following such completion, the Committee shall determine the  extent to which the Participant achieved the Performance Goals and the amount of compensation to be awarded as a Final Award to the Participant who holds such Right.  In making such determination, the Committee shall apply the applicable Performance Formula for the Participant for the Performance Period against the accomplishment of the related Performance Goals.  The Committee may, in its sole discretion, reduce the amount of any Final Award that otherwise would be awarded to any Participant for any Performance Period.  In addition, the Committee may, in its sole discretion, increase the amount of any Final Award that otherwise would be awarded to any Participant; provided that if the Committee acts to increase the amount of any Final Award that would otherwise be awarded to a Participant who is a Covered Executive, the Award shall not constitute qualified performance-based compensation for purposes of Code Section 162(m).  Any such determination shall take into account (A) the extent to which the Performance Goals provided in such Right were, in the Committee’s sole opinion, achieved, (B) the individual performance of such Participant during the related Performance Period and (C) such other factors as the Committee may deem relevant, including, without limitation, any change in circumstances or unforeseen events, relating to the Company, the economy or otherwise, since the date of grant of such Right.  The Committee shall notify such Participant of such Participant’s Final Award as soon as practicable following such determination.

(2)           Following the determination of each Final Award, unless the Participant has elected to defer all or a portion of the Final Award in accordance with the

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procedures set forth in the Integrys Energy Group, Inc. Deferred Compensation Plan, the Final Award will be payable to the Participant in cash.

Section  4.                                       STOCK AVAILABLE FOR PLAN AWARDS

(a)           Stock Subject to Plan.  The Stock issued under the Plan in satisfaction of Plan Awards may be either authorized and unissued or held in the treasury of the Company.

(1)           Aggregate Share Limit.  The maximum number of shares of Stock that may be issued under the Plan in satisfaction of Plan Awards, subject to adjustment in accordance with the provisions of Section 12, shall be equal to three million five hundred thousand (3,500,000) shares.  Upon this Plan being approved by the Company’s shareholders in accordance with Section 23, no further Plan Awards shall be granted under or pursuant to the  Integrys Energy Group, Inc. 2005 Omnibus Incentive Compensation Plan (“2005 Plan”), which was previously known as the WPS Resources Corporation 2005 Omnibus Incentive Compensation Plan; provided, that the 2005 Plan will continue to operate in accordance with its terms with respect to Plan Awards previously granted.

(2)           Limit on Full-Value Awards.  Of the shares of Stock authorized for issuance under Section 4(a)(1) above, no more than one million five hundred thousand  (1,500,000) of such shares shall be granted as Performance Shares, Restricted Stock or Other Stock-Based Awards.

(3)           Limits on Plan Awards to Covered Executives.  In addition to the aggregate share limitations sets forth in Section 4(a)(1) and 4(a)(2) above, the following individual limitations shall apply with respect to Plan Awards granted to any Covered Executive:

(A)          The maximum number of shares subject to Options, with or without any related Stock Appreciation Rights, or Stock Appreciation Rights (not related to Options) that may be granted pursuant to Section 6 to any Covered Executive during any calendar year during any part of which the Plan is in effect shall be one million (1,000,000), subject to adjustment in accordance with the provision of Section 12; and

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(B)           The maximum number of shares of Stock that may be granted as Final Awards pursuant to Section 5 or as Code Section 162(m) performance-based awards under Section 7 to any Covered Executive during any calendar year during any part of which the Plan is in effect shall be 250,000, subject to adjustment in accordance with the provision of Section 12.

(b)           Computation of Stock Available for Plan Awards.  For the purpose of computing the total number of shares of Stock remaining available for Plan Awards at any time while the Plan is in effect, there shall be debited against the total number of shares determined to be available pursuant to this Section 4, (1) the maximum number of shares of Stock subject to Options or Stock Appreciation Rights granted under this Plan, (2) the maximum number of shares of Stock issuable under Performance Stock Rights granted under this Plan, and (3) the number of shares of Stock related to Other Stock-Based Awards granted under this Plan, as determined by the Committee in each case as of the dates on which such Plan Awards were granted.   Further, and for the avoidance of doubt, the following rules shall apply:

(1)           Stock Appreciation Rights Settled in Stock.  With respect to a Stock Appreciation Right that is exercised or otherwise become payable and that is settled in shares of Stock, the number of shares of Stock subject to the Stock Appreciation Right shall be counted against the reserve of shares of Stock available for issuance under the Plan, even though the number of shares of Stock actually issued to settle the Stock Appreciation Right might be less.

(2)           Shares Tendered or Withheld in Payment of Option Exercise Price.  With respect to an Option or other Plan Award that is exercise or becomes payable and for which the Participant tenders shares of Stock, or shares of Stock are otherwise withheld, as full or partial payment of the Option exercise price or other price of a Plan Award,  the number of shares of Stock subject to the Option or other Plan Award shall be counted against the reserve of shares of Stock available or issuance under the Plan, even though the number of shares of Stock actually issued upon exercise or settlement of the Option or other Plan Award might be less.  The

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shares of Stock tendered by or withheld for payment of the Option exercise or other purchase price shall not be available for issuance under the Plan.

(3)           Shares Tendered or Withheld in Payment of Tax Obligations.   With respect to any Plan Award with respect to which the Participant tenders shares of Stock, or shares of Stock are otherwise withheld, as full or partial payment of the Participant’s tax withholding or tax payment obligations, the number of shares of Stock subject to the Plan Award, prior to the satisfaction of tax withholding or tax payment obligations through the tender or withholding of shares of Stock, shall be counted against the reserve of shares of Stock available or issuance under the Plan, even though the number of shares of Stock actually issued upon exercise or settlement of the Plan Award might be less.  The shares of Stock tendered by or withheld for payment of tax withholding or tax payment obligations shall not be available for issuance under the Plan.

(c)           Terminated, Expired, Unearned or Forfeited Plan Awards.  The shares involved in the unexercised or undistributed portion of any terminated, expired, unearned or forfeited Plan Award shall be reinstated to the pool of available shares and shall be made available for further Plan Awards.  Notwithstanding the foregoing, in the event any Option or Stock Appreciation Right granted to a Covered Executive is canceled, the number of shares of Stock subject to such canceled Option or Stock Appreciation Right shall continue to count against the individual limit specified in subsection (a)(4), in accordance with the requirements of Code Section 162(m).

Section  5.                                       PERFORMANCE STOCK RIGHTS AND FINAL AWARDS

(a)           Grant of Performance Stock Rights.  The Committee, at any time and from time to time while the Plan is in effect, may grant, or authorize the granting of, Rights to such officers of the Company and any Subsidiary, and other key salaried Employees, whether or not members of the Board, as it may select and for such numbers of shares as it shall designate, subject to the provisions of this Section 5 and Section 4.

(b)           Terms and Provisions of Performance Stock Rights.  Prior to the grant of any Right, the Committee shall determine the terms and provisions of each Right, including,

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without limitation (1) the Target Award; (2) one or more Performance Goals to be used to measure performance under such Right, and the Performance Formula to be applied against the Performance Goals in determining the number of shares of Stock earned under such Right as a percentage of the Target Award; (3) the Performance Period; (4) the period of time, if any, during which the disposition of shares of Stock issuable under such Right shall be restricted as provided in subsection (a) of Section 10, provided, however, that the Committee may establish restrictions applicable to any Right at the time of or at any time prior to the granting of the related Final Award rather than at the time of granting such Right; and (5) the effect of the Participant’s termination of employment or death.  With respect to any Right that is intended to constitute qualified performance-based compensation for purposes of Code Section 162(m), such actions must be completed within 90 days of the commencement a Performance Period.  The Committee may establish a minimum threshold objective for any Performance Goal for such Performance Period which, if not met, would result in no Final Award being made to any Participant with respect to such Performance Goal for such Performance Period.  During and after the Performance Period, but prior to the Committee’s final determination of the Participant’s Final Award as provided in subsection (d), the Committee may adjust the Performance Goals, Performance Formula and Target Award and otherwise modify the terms and provisions of a Right, subject to the terms and conditions of the Plan; provided that if the Committee acts, more than 90 days following commencement of the Performance Period, to adjust or modify the terms and provisions of a Right granted to a Participant who is a Covered Executive, other than to decrease the amount of compensation that may be paid under such Right, any Final Award with respect to such Right shall not constitute qualified performance-based compensation for purposes of Code Section 162(m).  Each Right shall be evidenced by an award agreement in such form as the Committee may determine.

(c)           Dividend Equivalents on Stock Performance Rights.

(1)           If the Committee shall determine, each Participant to whom a Right is granted shall be entitled to receive payment of the same amount of cash that such Participant would have received as cash dividends if, on each record date during the Performance Period relating to such Right, such Participant had been the holder of record of a number of shares of Stock equal to 100% of the related Target Award (as adjusted pursuant to Section 12).

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Any such payment may be made at the same time as a dividend is paid or may be deferred until the date that a Final Award is determined, as determined by the Committee in its sole discretion.  Such cash payments are hereinafter called “dividend equivalents”.  Notwithstanding anything to the contrary herein, if the Committee determines that Dividend Equivalents should be granted with respect to any “stock right” within the meaning of Code Section 409A, the terms and conditions of the Dividend Equivalent rights shall be set forth in a separate writing, and to the extent that the Dividend Equivalents are considered deferred compensation subject to Code Section 409A, the writing shall include terms and conditions, including payment terms, that comply with the provisions of Code Section 409A.

(2)           Notwithstanding the provisions of subsection (c)(1), the Committee may determine that, in lieu of receiving all or any portion of any such dividend equivalent in cash, a Participant shall receive an award of full shares of Stock having a Fair Market Value approximately equal to the portion of such dividend equivalent that was not paid in cash.  Certificates for shares of Stock so awarded may be issued as of the payment date for the related cash dividend or may be deferred until the date that the Final Award is determined, and the shares of Stock covered thereby may be subject to the terms and conditions of the Right to which it relates (including but not limited to the attainment of the Performance Goals) and the terms and conditions of the Plan (including but not limited to Sections 5, 9, 10 and 12), all as determined by the Committee in its sole discretion.

(d)           Final Awards.

(1)           As soon as practicable following the completion of the Performance Period relating to any Right, but not later than 12 months following such completion, the Committee shall determine the  extent to which the Participant achieved the Performance Goals and the number of shares of Stock to be awarded as a Final Award to the Participant who holds such Right.  Each Final Award shall represent only full shares of Stock, and any fractional share that would otherwise result from such Final Award calculation shall be disregarded.  In making such determination, the Committee shall apply the applicable Performance Formula for the Participant for the Performance Period against the accomplishment of the related Performance Goals.  The Committee may, in its sole discretion, reduce the amount of any Final Award that otherwise would be awarded to any Participant for any Performance Period.  In addition, the Committee may, in its sole discretion, increase the amount

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of any Final Award that otherwise would be awarded to any Participant; provided that if the Committee acts to increase the amount of any Final Award that would otherwise be awarded to a Participant who is a Covered Executive, the Award shall not constitute qualified performance-based compensation for purposes of Code Section 162(m).  Any such determination shall take into account (A) the extent to which the Performance Goals provided in such Right were, in the Committee’s sole opinion, achieved, (B) the individual performance of such Participant during the related Performance Period and (C) such other factors as the Committee may deem relevant, including, without limitation, any change in circumstances or unforeseen events, relating to the Company, the economy or otherwise, since the date of grant of such Right.  The Committee shall notify such Participant of such Participant’s Final Award as soon as practicable following such determination.

(2)           Following the determination of each Final Award, unless the Participant has elected to defer all or a portion of the Final Award in accordance with the procedures set forth in the Integrys Energy Group, Inc. Deferred Compensation Plan or unless the Committee has directed an alternate form of distribution, the Company shall issue or cause to be issued certificates for the number of shares of Stock representing such Final Award, registered in the name of the Participant who received such Final Award. Such Participant shall thereupon become the holder of record of the number of shares of Stock evidenced by such certificates, entitled to dividends, voting rights and other rights of a holder thereof, subject to the terms and provisions of the Plan, including, without limitation, the provisions of this subsection (d) and Sections 9, 10 and 12. The Committee may require that such certificates bear such restrictive legend as the Committee may specify and be held by the Company in escrow or otherwise pursuant to any form of agreement or instrument that the Committee may specify.  If the Committee has determined that deferred dividend equivalents shall be payable to a Participant with respect to any Right pursuant to subsection (c) of this Section 5, then concurrently with the issuance of such certificates, the Company shall deliver to such Participant a cash payment or additional shares of Stock in settlement of such dividend equivalents.

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Section  6.                                       OPTIONS AND STOCK APPRECIATION RIGHTS

(a)           Grant of Options.

(1)           The Committee, at any time and from time to time while the Plan is in effect, may authorize the granting of Options to such officers of the Company and any Subsidiary, and other salaried Employees, whether or not members of the Board, as it may select, and for such numbers of shares as it shall designate, subject to the provisions of this Section 6 and Section 4.  Each Option granted pursuant to the Plan shall be a NQO unless designated by the Committee at the time of grant as an ISO.

(2)           The date on which an Option shall be granted shall be the date of authorization of such grant or such later date as may be determined by the Committee at the time such grant is authorized.  The Committee may not make a grant of an Option with a grant date that is effective prior to the date the Committee takes action to approve such Plan Award.  Any individual may hold more than one Option.

(b)           Price.  In the case of each Option granted under the Plan the option price shall be the Fair Market Value of Stock on the date of grant of such Option; provided, however, that the Committee may in its discretion fix an option price in excess of (but not lower than) the Fair Market Value of Stock on such date.

(c)           Grant of Stock Appreciation Rights.

(1)           The Committee, at any time and from time to time while the Plan is in effect, may authorize the granting of Stock Appreciation Rights to such officers of the Company and any Subsidiary, and other salaried Employees, whether or not members of the Board, as it may select, and for such numbers of shares as it shall designate, subject to the provisions of this Section 6 and Section 4.  The Committee may not make a grant of a Stock Appreciation Right with a grant date that is effective prior to the date the Committee takes action to approve such Plan Award.  Each Stock Appreciation Right may relate to all or a portion of a specific Option granted under the Plan and may be granted concurrently with the Option to which it relates or at any time prior to the exercise, termination or expiration of such Option (a “Tandem SAR”), or may be granted independently of any Option, as determined by the

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Committee.  If the Stock Appreciation Right is granted independently of an Option, the grant price of such Stock Appreciation Right shall be the Fair Market Value of Stock on the date of grant; provided, however, that the Committee may, in its discretion, fix a grant price in excess of (but not less than) the Fair Market Value of Stock on such grant date.

(2)           Upon exercise of a Stock Appreciation Right, the Participant will be entitled to receive, without payment to the Company, either (A) that number of shares of Stock determined by dividing (i) the total number of shares of Stock subject to the Stock Appreciation Right being exercised by the Participant, multiplied by the amount by which the Fair Market Value of a share of Stock on the day the right is exercised exceeds the grant price (such amount being hereinafter referred to as the “Spread”), by (ii) the Fair Market Value of a share of Stock on the exercise date, or (B) cash in any amount determined by multiplying (i) the total number of shares of Stock subject to the Stock Appreciation Right being exercised by the Participant, by (ii) the amount of the Spread; or (C) a combination of shares of Stock and cash, in amounts determined as set forth in clauses (A) and (B) above, as determined by the Committee in its sole discretion; provided, however, that, in the case of a Tandem SAR, the total number of shares which may be received upon exercise of a Stock Appreciation Right for Stock shall not exceed the total number of shares subject to the related Option or relevant portion thereof, and the total amount of cash which may be received upon exercise of a Stock Appreciation Right for cash shall not exceed the Fair Market Value on the date of exercise of the total number of shares subject to the related Option or portion thereof that are subject to the cash exercise.

(d)           Terms and Conditions.

(1)           Each Option and Stock Appreciation Right granted under the Plan shall be exercisable on such date or dates, during such period, for such number of shares and subject to such further conditions as shall be determined pursuant to the provisions of the award agreement with respect to such Option and Stock Appreciation Right; provided, however, that a Tandem SAR shall not be exercisable prior to or later than the time the related Option could be exercised; and provided, further, that in any event no Option or Stock Appreciation Right shall be exercised beyond ten years from the date of grant.

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(2)           The Committee may impose such conditions as it may deem appropriate upon the exercise of an Option or a Stock Appreciation Right, including, without limitation, a condition that the Stock Appreciation Right may be exercised only in accordance with rules and regulations adopted by the Committee from time to time.

(3)           With respect to Options issued with Tandem SARs, the right of a Participant to exercise the Tandem SAR shall be cancelled if and to the extent the related Option is exercised, and the right of a Participant to exercise an Option shall be cancelled if and to the extent that shares covered by such Option are used to calculate the consideration received upon exercise of the Tandem SAR.

(4)           If any fractional share of Stock would otherwise be payable to a Participant upon the exercise of an Option or Stock Appreciation Right, the Participant shall be paid a cash amount equal to the same fraction of the Fair Market Value of the Stock on the date of exercise.

(e)           Award Agreement.  Each Option and Stock Appreciation Right shall be evidenced by an award agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve.

(f)            Payment for Option Shares.

(1)           Payment for shares of Stock purchased upon exercise of an Option granted hereunder shall be made in such manner as is provided in the applicable award agreement or as otherwise permitted by the Committee, which may include payment through a cash-less exercise if the Committee has determined that the particular form of cashless exercise will not result in adverse accounting implications for the Company.

(2)           Unless the Committee shall provide otherwise in any award agreement, any payment for shares of Stock purchased upon exercise of an Option granted hereunder may be made in cash, by delivery of shares of Stock beneficially owned by the Participant, or by a combination of cash and Stock, at the election of the Participant; provided, however, that any shares of Stock so delivered shall have been beneficially owned by the Participant for a period of not less than six months prior to the date of exercise.  Any such shares

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of Stock so delivered shall be valued at their Fair Market Value on the date of such exercise.  The Committee shall determine whether and if so the extent to which actual delivery of share certificates to the Company shall be required.

Section  7.                                       OTHER STOCK-BASED AWARDS

(a)           Grants of Other Stock-Based Awards.  The Committee, at any time and from time to time while the Plan is in effect, may grant Other Stock-Based Awards to such officers of the Company and its Subsidiaries, and other key salaried Employees, whether or not members of the Board, as it may select. Such Plan Awards pursuant to which Stock is or may in the future be acquired, or Plan Awards valued or determined in whole or part by reference to, or otherwise based on, Stock, may include, but are not limited to, awards of Restricted Stock or Plan Awards denominated in the form of “stock units”, grants of so-called “phantom stock” and options containing terms or provisions differing in whole or in part from Options granted pursuant to Section 6.  Other Stock-Based Awards may be granted either alone, in addition to, in tandem with or as an alternative to any other kind of Plan Award, grant or benefit granted under the Plan or under any other employee plan of the Company, including a plan of any acquired entity.

(b)           Terms and Conditions.  Subject to the provisions of the Plan, the Committee shall have the authority to determine the time or times at which Other Stock-Based Awards shall be made, the number of shares of Stock or stock units and the like to be granted or covered pursuant to such Plan Awards (subject to the provisions of Section 4) and all other terms and conditions of such Plan Awards, including, but not limited to, the vesting period (if any) applicable to such Plan Awards, and whether such Plan Awards shall be payable or paid in cash, Stock or otherwise.

(c)           Consideration for Other Stock-Based Awards.  In the discretion of the Committee, any Other Stock-Based Award may be granted (1) as a Stock bonus for no consideration other than services rendered or to be rendered, (2) in lieu of cash compensation, (3) subject to Code Section 409A, in exchange for another compensation right that the Participant has, or (4) on such other terms and conditions as determined by the Committee.

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Section  8.                                       CASH AWARDS TO EMPLOYEES OF FOREIGN SUBSIDIARIES OR BRANCHES OR JOINT VENTURES

In order to facilitate the granting of Plan Awards to Participants who are foreign nationals or who are employed outside of the United States of America, the Committee may provide for such special terms and conditions, including without limitation substitutes for Plan Awards, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Such substitutes for Plan Awards may include a requirement that the Participant receive cash, in such amount as the Committee may determine in its sole discretion, in lieu of any Plan Award or share of Stock that would otherwise have been granted to or delivered to such Participant under the Plan. The Committee may approve any supplements to, or amendments, restatements or alternative versions of the Plan as it may consider necessary or appropriate for purposes of this Section 8 without thereby affecting the terms of the Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such documents as having been approved and adopted pursuant to properly delegated authority; provided, however, that no such supplements, amendments, restatements or alternative versions shall include any provision that is inconsistent with the terms of the Plan as then in effect.  Participants subject to the laws of a foreign jurisdiction may request copies of, or the right to view, any materials that are required to be provided by the Company pursuant to the laws of such jurisdiction.

Section  9.                                       PAYMENT OF PLAN AWARDS AND CONDITIONS THEREON

(a)           Effect of Competitive Activity.  Anything contained in the Plan to the contrary notwithstanding, if the employment of any Participant shall terminate, for any reason other than death, while any Plan Award granted to such Participant is outstanding hereunder, and such Participant has not yet received the compensation or Stock covered by such Plan Award or otherwise received the full benefit of such Plan Award, such Participant, if otherwise entitled thereto, shall receive such Stock or compensation or benefit only if, during the entire period from the date of such Participant’s termination to the date of such receipt, such Participant shall have (1) made himself or herself available, upon request, at reasonable times and upon a reasonable basis, to consult with, supply information to and otherwise cooperate with the Company or any Subsidiary with respect to any matter that shall have been handled by him or her or under his or

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her supervision while he or she was in the employ of the Company or of any Subsidiary, and (2) refrained from engaging in any activity that is directly or indirectly in competition with any activity of the Company or any Subsidiary.

(b)           Nonfulfillment of Competitive Activity Conditions: Waivers Under the Plan.  In the event of a Participant’s non-fulfillment of any condition set forth in subsection (a) of this Section 9, such Participant’s rights under any Plan Award shall be forfeited and cancelled forthwith; provided, however, that the nonfulfillment of such condition may at any time (whether before, at the time of or subsequent to termination of employment) be waived in the following manner:

(1)           with respect to any such Participant who at any time shall have been a Section 16 Person, such waiver may be granted by the Committee upon its determination that in its sole judgment there shall not have been and will not be any substantial adverse effect upon the Company or any Subsidiary by reason of the nonfulfillment of such condition; and

(2)           with respect to any other such Participant, such waiver may be granted by the Committee (or any delegate thereof) upon its determination that in its sole judgment there shall not have been and will not be any such substantial adverse effect.

(c)           Effect of Inimical Conduct.  Anything contained in the Plan to the contrary notwithstanding, all rights of a Participant under any Plan Award shall cease on and as of the date on which it has been determined by the Committee that such Participant at any time (whether before or subsequent to termination of such Participant’s employment) acted in a manner inimical to the best interests of the Company or any Subsidiary.

(d)           Taxes and Tax Withholding.  Prior to any distribution of cash, Stock or Other Stock-Based Awards (including payments under Section 5(c)) to any Participant,  arrangements deemed appropriate by the Committee shall be made for the payment of any taxes and other amounts required to be withheld by federal, state or local law.   Such arrangements may include a requirement that the Company (or an Affiliate) withhold from cash or shares otherwise due the Participant with respect to a Plan Award.  Alternatively, the Committee may require the Participant to pay to the Company or Affiliate, in cash and promptly upon demand,

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the aggregate amount of such taxes or other required amounts.  If shares of the Company’s stock are deliverable upon the Participant’s exercise of or payment of a Plan Award, the Committee may, but need not, permit the Participant to satisfy all or a portion of the Federal, state and local tax withholding obligations resulting from such Plan Award by (1) withholding shares otherwise deliverable under the Plan Award, (2) tendering back shares received in connection with the Plan Award, or (3) deliver other previously owned shares; provided that to the extent that the Committee determines that such action is necessary or appropriate in order to avoid an accounting charge, the Committee may require that previously owned shares have been held by the Participant for a minimum period of time prescribed by the Committee prior to being delivered in payment of the tax obligations, and the Committee may restrict the number of shares withheld, tendered back or delivered to the minimum Federal, state and local tax withholding obligation associated with the transaction.   In any case, the Committee may defer making payment or delivery under any Plan Award until tax withholding and payment matters have been resolved to the Committee’s satisfaction.  Notwithstanding anything to the contrary, neither the Company nor the Committee nor any other person guarantees to any Participant or any other person with an interest in a Plan Award that (1) a Plan Award intended to be exempt from Code Section 409A shall be so exempt, (2) any Plan Award intended to comply with Code Section 409A or Code Section 422 shall so comply, (3) any Plan Award shall receive specific tax treatment under the Code or other applicable tax law.  Neither the Company nor the Committee nor any other person shall have any duty to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Plan Award.

(e)           Substitution.  The Committee, in its sole discretion, may substitute a Plan Award (except ISOs) for another Plan Award or Plan Awards of the same or different type.

(f)            Section 409A Separation from Service.  For purposes of any Plan Award that is subject to Code Section 409A and with respect to which the terms and conditions of the Plan Award, as determined by the Committee (or if applicable, elected by the Participant) at the time of grant provide for distribution or settlement of the Plan Award upon the Participant’s termination of employment, the Participant will be deemed to have terminated employment on the date on which the Participant incurs a “separation from service” within the meaning of Code Section 409A.

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Section  10.                                NON-TRANSFERABILITY OF PLAN AWARDS; RESTRICTIONS ON DISPOSITION AND EXERCISE OF PLAN AWARDS

(a)           Restrictions on Transfer of Rights or Final Awards.  No Right or, until the expiration of any restriction period imposed by the Committee, no shares of Stock covered by any Final Award, shall be transferred, pledged, assigned or otherwise disposed of by a Participant, except as permitted by the Plan, without the consent of the Committee, otherwise than by will or the laws of descent and distribution; provided, however, that the Committee may permit, on such terms as it may deem appropriate, use of Stock included in any Final Award as partial or full payment upon exercise of an Option under the Plan or a stock option under any other stock option plan of the Company prior to the expiration of any restriction period relating to such Final Award.

(b)           Restrictions on Transfer of Options or Stock Appreciation Rights.  Unless the Committee determines otherwise, no Option or Stock Appreciation Right shall be transferable by a Participant otherwise than by will or the laws of descent and distribution, and during the lifetime of a Participant the Option or Stock Appreciation Right shall be exercisable only by such Participant or such Participant’s guardian or legal representative.

(c)           Restrictions on Transfer of Certain Other Stock-Based Awards.  Unless the Committee determines otherwise, no Other Stock-Based Award shall be transferable by a Participant otherwise than by will or the laws of descent and distribution, and during the lifetime of a Participant any such Other Stock-Based Award shall be exercisable only by such Participant or such Participant’s guardian or legal representative.

(d)           No Transfers for Value.  Notwithstanding anything in Section 10 to the contrary, in no event may a Right or Plan Award be transferred for value or consideration while the Right is outstanding or prior to the date on which any restriction period imposed by the Committee has lapsed.

(e)           Attachment and Levy.  No Plan Award shall be subject, in whole or in part, to attachment, execution or levy of any kind, and any purported transfer in violation hereof shall be null and void.  Without limiting the generality of the foregoing, no domestic relations order purporting to authorize a transfer of a Plan Award, or to grant to any person other than the

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Participant the authority to exercise or otherwise act with respect to a Plan Award, shall be recognized as valid.

Section  11.                                DESIGNATION OF BENEFICIARIES

Any benefits due and payable to a Participant following the Participant’s death shall be paid to the executor or administrator of the Participant’s estate (or to such person as the executor or administrator of the estate may certify as being eligible to receive such award as a result of the operation of the Participant’s last will and testament or the application of the laws of intestate succession), and upon any such payment, the Company, the Plan, the Committee and the members thereof shall not be under any further liability to anyone.  Notwithstanding the foregoing, the Committee may, but need not, permit a Participant to file with the Company a written designation of a beneficiary or beneficiaries under the Plan, subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries and such other limitations as the Committee from time to time may prescribe.  A Participant may from time to time revoke or change any such designation of beneficiary.  Any designation of a beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee shall be in doubt as to the entitlement of any such beneficiary to receive any Right, Final Award, Option, Stock Appreciation Right or Other Stock-Based Award, or if applicable law requires the Company to do so, the Committee may recognize only the legal representative of such Participant as the sole beneficiary, in which case the Company, the Plan, the Committee and the members thereof shall not be under any further liability to anyone.  In the event of the death of any Participant, the term “Participant” as used in the Plan shall thereafter be deemed to refer to the person entitled to payment pursuant to this Section 11 unless the context otherwise requires.

Section  12.                                MERGER, CONSOLIDATION, STOCK DIVIDENDS, ETC.

(a)           Adjustments In General.  In the event of any merger, share exchange, consolidation, reorganization, recapitalization, stock split, stock dividend or other event in which the Stock is subdivided or combined, cash dividend the amount of which, on a per share basis, exceeds fifteen percent (15%) of the Fair Market Value of a share of Stock at the time the dividend is declared, or the Company shall effect any other dividend or other distribution of its

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Stock that the Board determines by resolution is extraordinary or special in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization of the Shares or words of similar import, or any other event shall occur, which, in the judgment of the Committee necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, an appropriate adjustment, as the Committee may deem equitable and consistent with applicable law, shall be made in (1) the total number of shares available for Plan Awards and in all other provisions of the Plan that include a reference to a number of shares, (2) in the numbers of shares covered by, and other terms and provisions (including, but not limited to the grant or exercise price of any Plan Award) of outstanding Plan Awards, and (3) to the extent that the exercise of such discretion does not cause a Plan Award that is intended to qualify as performance-based compensation under Code Section 162(m) to lose its status as such, the Performance Goals applicable to a Plan Award.

(b)           Special Rules.  The following supplement the adjustment rules set forth in Section 12(a) above:

(1)           In the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock of the Company is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Committee  may substitute, on an equitable basis as the Committee determines, for each share of Stock then subject to a Plan Award and the shares of Stock subject to this Plan (if the Plan will continue in effect),  the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each share of Stock pursuant to the transaction.

(2)           Without affecting the number of shares of Stock otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Committee  may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

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(c)           Committee Determinations.  The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion   Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to a Plan Award.  With respect to Plan Awards that are intended to qualify as ISOs, any such adjustment must satisfy Code Section 422(b).

Section  13.                                ACCELERATION OF PAYMENT OR MODIFICATION OF PLAN AWARDS

(a)           Acceleration and Modification.  The Committee, in the event of the death of a Participant or in any other circumstance, may accelerate distribution of any Plan Award in its entirety or in a reduced amount, or modify or terminate any Plan Award, including the cancellation of an outstanding Plan Award that is not subject to Code Section 409A in exchange for a cash payment, in each case on such basis and in such manner as the Committee may determine in its sole discretion; provided, however, that in no event shall the Committee (1) “re-price” an Option or Stock Appreciation Right to provide for a grant price that is less than the Fair Market Value of the Stock on the date on which the Option or Stock Appreciation Right was originally granted, (2) cancel an Option or Stock Appreciation Right and replace the cancelled Option or Stock Appreciation Right with an Option, Stock Appreciation Right or other Plan Award having an exercise price or base price less than that of the cancelled Option or Stock Appreciation Right, or (3) make a cash payment in exchange for an Option or Stock Appreciation Right if the Fair Market Value of a share of Stock is less than the Option exercise price or Stock Appreciation Right base price.   Notwithstanding the foregoing, unless determined otherwise by the Committee, any such action shall be taken in a manner that will enable a Plan Award that is intended to be exempt from Code Section 409A to continue to be so exempt, or to enable a Plan Award that is intended to comply with Code Section 409A to continue to so comply.

(b)           Change in Control.  Notwithstanding any other provision of the Plan, unless the Committee determines otherwise at the time of grant, upon the occurrence of a Change in Control:

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(1)           any Options or Stock Appreciation Rights outstanding as of the date of the Change in Control shall become fully vested (if not previously vested) and shall be subject to the terms of the sale, merger, consolidation or other agreement (the “Agreement”) governing the transaction the consummation of which results in the Change in Control.  Such Agreement shall provide for one of the following:

(A)          The continuation of such outstanding Options and Stock Appreciation Rights by the Company (if the Company is the surviving corporation);

(B)           The assumption of the Plan and such outstanding Options and Stock Appreciation Rights by the surviving corporation or an affiliate of the surviving corporation;

(C)           The substitution by the surviving corporation or its parent of options and stock appreciation rights with substantially the same terms and conditions for such outstanding Options and  Stock Appreciation Rights;

(D)          The full exercisability of such outstanding Options and Stock Appreciation Rights, followed by the cancellation of such Options and Stock Appreciation Rights at the conclusion of the exercise period provided in the Agreement; or

(E)           The cancellation of such outstanding Options and Stock Appreciation Rights (whether or not then exercisable) and payment in Stock, cash or cash equivalent.

(2)           Any other Plan Award outstanding as of the date of such Change in Control, and that are not then vested:

(A)          shall become fully vested if vesting is based solely upon length of the employment relationship, or shall become fully vested at the Target level (or if greater, the then projected Final Award level) prorated

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for the portion of the Performance Period that has been completed as of the date of the Change in Control;

(B)           any restrictions or other conditions applicable to the Plan Award  shall lapse, and such Plan Award shall become free of all restrictions and conditions; and

(C)           such Plan Award shall be immediately paid to the Participant.

Except as otherwise expressly provided in any agreement between a Participant and the Company or a Subsidiary, if the receipt of any payment by a Participant under the circumstances described above would result in the payment by the Participant of any excise tax provided for in Section 280G and Section 4999 of the Code, then the amount of such payment shall be reduced to the extent required to prevent the imposition of such excise tax.

Notwithstanding the foregoing provisions of Section 12(b), unless determined otherwise by the Committee, any such action shall be taken in a manner that will enable a Plan Award that is intended to be exempt from Code Section 409A to continue to be so exempt, or to enable a Plan Award that is intended to comply with Code Section 409A to continue to so comply.

Section  14.                                RIGHTS AS A SHAREHOLDER

A Participant shall not have any rights as a shareholder with respect to any Stock covered by any Plan Award until such Participant shall have become the holder of record of such Stock.

Section  15.                                TERM, AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN AND AGREEMENTS

(a)           Term.  No Plan Award shall be granted under the Plan on or after the tenth (10th) anniversary of the Effective Date of the Plan, or such earlier date on which the Plan is terminated pursuant to subsection (b) below.

(b)           Amendment, Modification and Termination of Plan.  The Board may, from time to time, amend or modify the Plan or any outstanding Plan Award, including without

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limitation, to authorize the Committee to make Plan Awards payable in other securities or other forms of property of a kind to be determined by the Committee, and such other amendments as may be necessary or desirable to implement such Plan Awards, or may terminate the Plan or any provision thereof; provided, however, that no such action of the Board, without approval of the shareholders of the Company, may (1) increase the total number of shares of Stock with respect to which Plan Awards may be granted under the Plan or increase the limits specified in Section 4, (2) extend the term of the Plan as set forth in subsection (a) of this Section 15, (3) permit any person while a member of the Committee or any other committee of the Board administering the Plan to be eligible to receive or hold a Plan Award, (4) permit the Committee to take any of the actions prohibited under items (1), (2) or (3) of subsection (a) of Section 13, or (5) take any other action to amend the Plan, if the Company determines that such amendment requires approval of the Company’s shareholders is required in order to comply with Section 16 of the Exchange Act, Section 162(m) or other relevant section of the Code, the listing requirements of any principal securities exchange or market on which the Stock is then traded, or other applicable law.

(c)           Limitation and Survival.  The Committee’s authority to act and to apply the terms of the Plan with respect to any Plan Award granted prior termination of the Plan, and a Participant’s ability to exercise an outstanding Plan award granted prior to termination of the Plan and not otherwise cancelled by the Board, shall survive termination of the Plan.

(d)           Amendments for Changes in Law.  Notwithstanding anything to the contrary herein, the Board shall have the authority to amend outstanding Plan Awards and the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Plan Awards that qualify for beneficial treatment under such rules, without shareholder approval.  Further, the provisions of Code Section 409A are incorporated into the Plan by reference to the extent necessary for any Plan Award that is subject to Code Section 409A to comply with such requirements, and except as otherwise determined by the Committee, the Plan shall be administered in accordance with Section 409A as if the requirements of Code Section 409A were set forth herein.

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Section  16.                                INDEMNIFICATION AND EXCULPATION

(a)           Indemnification.  Each person who is or shall have been a member of the Board, the Committee, or of any other committee of the Board administering the Plan or of any committee appointed by the foregoing committees, shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be or become a party or in which such person may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof (with the Company’s written approval) or paid by such person in satisfaction of a judgment in any such action, suit or proceeding, except a judgment in favor of the Company based upon a finding of such person’s lack of good faith; subject, however, to the condition that, upon the institution of any claim, action, suit or proceeding against such person, such person shall in writing give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s behalf.  The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Company may have to indemnify or hold such person harmless.

(b)           Exculpation.  Each member of the Board, the Committee, or of any other committee of the Board administering the Plan or any committee appointed by the foregoing committees, and each officer and employee of the Company, shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons other than such person.  In no event shall any person who is or shall have been a member of the Board, the Committee, or of any other committee of the Board administering the Plan or of any committee appointed by the foregoing committees, or an officer or employee of the Company, be held liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action (including the furnishing of information) taken or any failure to act, if in good faith.

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Section  17.                                EXPENSES OF PLAN

The entire expense of offering and administering the Plan shall be borne by the Company and its participating Subsidiaries; provided, that the costs and expenses associated with the redemption or exercise of any Plan Award, including but not limited to commissions charged by any agent of the Company, may be charged to the Participants.

Section  18.                                FINALITY OF DETERMINATIONS

Each determination, interpretation, or other action made or taken pursuant to the provisions of the Plan by the Board, the Committee or any committee of the Board administering the Plan or any committee appointed by the foregoing committees, shall be final and shall be binding and conclusive for all purposes and upon all persons, including, but without limitation thereto, the Company, the shareholders, the Committee and each of the members thereof, and the directors, officers, and employees of the Company and its Subsidiaries, the Participants, and their respective successors in interest.

Section  19.                                NO RIGHTS TO CONTINUED EMPLOYMENT OR TO PLAN AWARD

(a)           No Right to Employment.  Nothing contained in this Plan, or in any booklet or document describing or referring to the Plan, shall be deemed to confer on any Participant the right to continue as an Employee or director of the Company or Subsidiary, whether for the duration of any Performance Period, the duration of any vesting period under a Plan Award, or otherwise, or affect the right of the Company or Subsidiary to terminate the employment of any Participant for any reason.

(b)           No Right to Award.  No Employee or other person shall have any claim or right to be granted a Plan Award under the Plan.  Having received an Award under the Plan shall not give a Participant or any other person any right to receive any other Plan Award under the Plan.  A Participant shall have no rights in any Plan Award, except as set forth herein and in the applicable award grant.

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Section  20.                                GOVERNING LAW, LIMITATION ON ACTIONS,  AND CONSTRUCTION

The Plan and all actions taken hereunder shall be governed by, and the Plan shall be construed in accordance with the laws of the State of Illinois without regard to the principle of conflict of laws.  As a condition of receiving benefits pursuant to any Plan Award, a Participant agrees, on behalf of the Participant and all persons or entities that may claim through the Participant, that (1) any legal action or other legal proceeding concerning the Plan or a Plan Award may only be heard in a “bench” trial, and (2) any right to a jury trial is waived.  No legal action or other legal proceeding may be brought with respect to the Plan or any Plan Award more than one (1) year after the later of (1) the last date on which the act or omission giving rise to the legal action or proceeding occurred, or (2) the date on which the individual or entity bringing such legal action or proceeding had knowledge (or reasonably should have had knowledge) of the act of omission.  Titles and headings to Sections are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of the Plan.

Section  21.                                SECURITIES AND STOCK EXCHANGE REQUIREMENTS

(a)           Restrictions on Resale.  Notwithstanding any other provision of the Plan, no person who acquires Stock pursuant to the Plan may, during any period of time that such person is an affiliate of the Company (within the meaning of the rules and regulations of the Securities Exchange Commission) sell or otherwise transfer such Stock, unless such offer and sale or transfer is made (1) pursuant to an effective registration statement under the Securities Act of 1933 (“1933 Act”), which is current and includes the Stock to be sold, or (2) pursuant to an appropriate exemption from the registration requirements of the 1933 Act, such as that set forth in Rule 144 promulgated pursuant thereto.

(b)           Registration, Listing and Qualification of Shares of Common Stock.  Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Stock covered by a Plan Award upon any securities exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Plan Award or the purchase or receipt of Stock in connection therewith, no Stock may be purchased, delivered or received pursuant to such Plan Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee.  Any person receiving or purchasing Stock pursuant to a Plan Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements.  The Company shall not be required to issue or deliver any certificate or certificates for Stock under the Plan prior to the Committee’s determination that all related requirements have been fulfilled.  The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation, or requirement.

Section  22.                                EFFECTIVE DATE

The Plan shall become effective on the date on which affirmative shareholder approval pursuant to Section 23 is obtained.

Section  23.                                VOTE REQUIRED

The affirmative vote of the holders of a majority of the total votes cast on the proposal to approve the Plan at the 2007 annual meeting of shareholders of the Company will be required for approval of the Plan, provided, that the total votes cast on the proposal represents over fifty percent (50%) of all shares entitled to vote on the proposal.

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Appendix
Filed Pursuant to Instruction 3 of
Schedule 14A, Item 10(c)

INTEGRYS ENERGY GROUP, INC.

DEFERRED COMPENSATION PLAN

As Amended and Restated Effective May 1, 2007

INTEGRYS ENERGY GROUP, INC.

DEFERRED COMPENSATION PLAN

The Integrys Energy Group, Inc. Deferred Compensation Plan (the “Plan”), which was previously known as the

WPS Resources Corporation Deferred Compensation Plan, has been adopted to promote the best interests of

Integrys Energy Group, Inc. (the “Company”) and the stockholders of the Company by attracting and retaining key management employees and non-employee directors possessing a strong interest in the successful operation of the

Company and its subsidiaries or affiliates and encouraging their continued loyalty, service and counsel to the

Company and its subsidiaries or affiliates.  The Plan is amended and restated effective May 1, 2007 as set forth herein.

Except as expressly provided herein, the Plan, as herein amended and restated, applies to (i) those employees who are actively employed by the Company or a Participating Employer on or after January 1, 2005 (the effective date of

Internal Revenue Code Section 409A), and who have been designated for participation by the Committee, and (ii)

non-employee directors of the Company and designated subsidiaries and affiliates with service as a director on or after January 1, 2005.  Except as expressly provided herein, distribution of benefits to an employee who retired from or terminated employment with the Company and its Affiliates prior to January 1, 2005, or a director whose service with the Company and its Affiliates terminated prior to January 1, 2005, shall be governed by the terms of the Plan

(or predecessor plan) as in effect on the date of the employee’s or director’s retirement or termination of employment or service.

ARTICLE I.  DEFINITIONS AND CONSTRUCTION

Section 1.01.  Definitions.

The following terms have the meanings indicated below unless the context in which the term is used clearly indicates otherwise:

(a)           Account:  The record keeping account or accounts maintained to record the interest of each Participant under the Plan.  An Account is established for record keeping purposes only and not to reflect the physical segregation of assets on the Participant’s behalf.  To the extent relevant with respect to any Participant, the Participant’s overall Account shall include the subaccounts and balances identified in Section 5.01, and may consist of such other subaccounts or balances as the Committee may determine to be necessary or appropriate.

(b)           Act:  The Securities Act of 1933, as interpreted by regulations and rules issued pursuant thereto, all as amended and in effect from time to time.  Any reference to a specific provision of the Act shall be deemed to include reference to any successor provision thereto.

(c)           Affiliate:  A corporation, trade or business that, with the Company, forms part of a controlled group of corporations or group of trades or businesses under common control within the meaning of Code Section 414(b) or (c).

(d)           Annual Bonus Deferral:  See Section 1.01(m)(iii).

(e)           Available Investment Option:  See Section 6.01(a).

(f)            Base Compensation:  The base salary or wage payable by a Participating Employer to an Eligible Employee for services performed prior to reduction for contributions by the Eligible Employee to this Plan or pre-tax or after-tax contributions by the Eligible Employee to any other  employee benefit plan maintained by a Participating Employer, but exclusive of extraordinary payments such as overtime, bonuses, meal allowances, reimbursed expenses, termination pay, moving pay, commuting expenses, severance pay, non-elective deferred compensation payments or accruals, stock options or other equity grants or awards, or the value

2

of employer-provided fringe benefits or coverage, all as determined in accordance with such uniform rules, regulations or standards as may be prescribed by the Committee.

(g)           Base Compensation Deferral:  See Section 1.01(m)(i).

(h)           Beneficiary:  The person or entity designated by a Participant to be his or her beneficiary for purposes of this Plan.  If a Participant designates his or her spouse as a beneficiary, such beneficiary designation automatically shall become null and void, with respect to any undistributed portion of the Participant’s Account, on the date that the Committee obtains actual knowledge of the Participant’s divorce or legal separation from such spouse.  If a valid designation of beneficiary is not in effect at the time of the Participant’s death, the estate of the Participant is deemed to be the sole beneficiary.  If a beneficiary dies while entitled to receive distributions from the Plan, any remaining payments shall be paid to the estate of that beneficiary.  Beneficiary designations shall be in writing, filed with the Committee, and in such form as the Committee may prescribe for this purpose.

(i)            Board:  The Board of Directors of the Company.

(j)            Code:  The Internal Revenue Code of 1986, as interpreted by regulations and rulings issued pursuant thereto, all as amended and in effect from time to time.  Any reference to a specific provision of the Code shall be deemed to include reference to any successor provision thereto.

(k)           Committee:  The Compensation Committee of the Board (with respect to Eligible Employee participation) or the Governance Committee of the Board (with respect to Director participation), or such other committee as may be appointed by the Board and that satisfies the requirements of Section 11.01.

(l)            Company:  Integrys Energy Group, Inc. or any successor corporation.  Prior to February 21, 2007, the Company was known as WPS Resources Corporation.

(m)          Deferral:  An amount credited, in accordance with a Participant’s election, to the Participant’s Account under the Plan in lieu of the current payment of an equal amount of  cash compensation to the Participant.  Deferrals made after June 30, 2001 include the following:

3

(i)                                     Base Compensation Deferral:  A Deferral of all or a portion of an Eligible Employee’s Base Compensation in accordance with Section 3.02.

(ii)                                  Director Deferral.  A Deferral by a Director of all or a portion of his or her Director Fees in accordance with Section 4.02.

(iii)                               Annual Bonus Deferral:  A Deferral of all or a portion of an Eligible Employee’s annual bonus award in accordance with Section 3.03.

(iv)                              LTIP Deferral:  A Deferral of all or a portion of the performance shares, restricted stock or other stock-based compensation awarded to an Eligible Employee under the Omnibus Plan, in accordance with Section 3.04.

(n)           Director:  A non-employee member of the Board, a non-employee member of the board of directors of an Affiliate who is designated for participation by the Board, and where the context so requires, a former director entitled to receive a benefit hereunder.

(o)           Director Deferral:  See Section 1.01(m)(ii).

(p)           Director Fees:  Those fees, other than fees designated for the Deferred Stock Unit Account, payable in cash to a Director for services rendered on the Board (including attendance fees and fees for serving as a committee chair) or for service on the board of directors of an Affiliate.

(q)           Disability:  The inability of a Participant to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as determined by the Committee.

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(r)            Eligible Employee:  A common law employee of a Participating Employer who has been designated by the Committee as being eligible to participate in this Plan and, where the context so requires, a former employee entitled to receive a benefit hereunder.

(s)           ERISA:  The Employee Retirement Income Security Act of 1974, as interpreted by regulations and rulings issued pursuant thereto, all as amended and in effect from time to time.  Any reference to a specific provision of ERISA shall be deemed to include reference to any successor provision thereto.

(t)            Exchange Act:  The Securities Exchange Act of 1934, as interpreted by regulations and rules issued pursuant thereto, all as amended and in effect from time to time.  Any reference to a specific provision of the Exchange Act shall be deemed to include reference to any successor provision thereto.

(u)           Integrys Stock:  The common stock, $1.00 par value, of the Company.

(v)           Integrys Stock Units:  The hypothetical shares of Integrys Stock that are credited to the Stock Unit Accounts in accordance with Sections 5.04, 5.05, 5.06, 5.07, 5.08 and 5.09.

(w)          Investment Options:  The hypothetical investment accounts described in Article V and such other investment options as the Committee may from time to time determine (which may, but need not, be based upon one or more of the investment options available under a defined contribution plan sponsored by the Company or an Affiliate).

(x)            LTIP Deferral:  See Section 1.01(m)(iv).

(y)           Omnibus Plan:  The Integrys Energy Group, Inc. 2007 Omnibus Incentive Compensation Plan, the Integrys Energy Group, Inc. 2005 Omnibus Incentive Compensation Plan (previously known as the WPS Resources Corporation 2005 Omnibus Incentive Compensation Plan), or the Integrys Energy Group, Inc. 2001 Omnibus Incentive Compensation Plan (previously known as the WPS Resources Corporation 2001 Omnibus Incentive Compensation Plan), as required by the context.

(z)            Participant:  A Director and/or an Eligible Employee, as required by the context.

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(aa)         Participating Employer:  The Company and each Affiliate that, with the consent of the Committee, participates in the Plan for the benefit of one or more Participants.

(bb)         Pre-2005 Account:  See Section 5.01(a).

(cc)         Post-2004 Account:  See Section 5.01(b).

(dd)         Separation from Service:  The date on which a Participant separates from service with the Company and its Affiliates, within the meaning of Code Section 409A, as a result of death, retirement or termination of employment.  A Participant has not incurred a Separation from Service if the Participant is absent from active employment due to military leave, sick leave or other bona fide leave of absence if the period of such leave does not exceed the greater of (1) six (6) months, or (2) the period during which the Participant’s right to reemployment by the Company or an Affiliate is provided either by statute or by contract.

(ee)         Stock Unit Accounts:  The (1) Incentive Stock Unit Account described in Section 5.04, (2) Deferred Stock Unit Account described in Section 5.05, (3) Base Stock Unit Account described in Section 5.06, (4) Prior Plan Stock Unit Account described in Section 5.07, (5) Integrys Restricted Stock Account described in Section 5.08, and (6) Integrys Restricted Stock Dividend Account described in Section 5.09.

(ff)           Trust:  The Integrys Energy Group, Inc. Deferred Compensation Trust (which was previously known as the WPS Resources Corporation Deferred Compensation Trust) or other funding vehicle which may from time to time be established, as amended and in effect from time to time.

(gg)         Valuation Date:  See Section 6.01(e).

Section 1.02.  Construction and Applicable Law.

(a)           Wherever any words are used in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are use in the singular or the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.  Titles of

6

articles and sections are for general information only, and the Plan is not to be construed by reference to such items.

(b)           This Plan is intended to be a plan of deferred compensation maintained for a select group of management or highly compensated employees as that term is used in ERISA, and shall be interpreted so as to comply with the applicable requirements thereof.  In all other respects, the Plan is to be construed and its validity determined according to the laws of the State of Illinois, without regard to the principle of conflict of laws, to the extent such state laws are not preempted by federal law.  In case any provision of the Plan is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, but the Plan shall, to the extent possible, be construed and enforced as if the illegal or invalid provision had never been inserted.

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ARTICLE II.  PARTICIPATION

Section 2.01.  Eligibility.

(a)           A Director shall be eligible to participate in the Plan.

(b)           An employee shall be eligible to participate in the Plan only if the employee is employed by a Participating Employer and if the employee has been designated as an Eligible Employee by the Committee.  When designating an employee as an Eligible Employee, the Committee, in its sole discretion, may designate the employee for participation in the entire Plan or any part thereof.

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ARTICLE III.  EMPLOYEE DEFERRED COMPENSATION

Section 3.01.  Application.

This Article III applies to Participants other than Directors.

Section 3.02.  Deferrals Of Base Compensation.

(a)           Amount.  A Participant may elect, in such form and manner as the Committee may prescribe, to defer payment of a portion of the Base Compensation that would otherwise be paid to the Participant.  A Participant’s election shall specify the percentage (in increments of 1% to a maximum of 100% or such lesser amount or percentage as may be established by the Committee or as may be consistent with Code Section 409A and necessary in order to comply with applicable withholding obligations, whether attributable to withholdings required under applicable law or other authorized withholdings) of the Participant’s Base Compensation that the Participant wishes to defer.

(b)           Initial Deferral Election.  In the case of a Participant who has been designated for participation for the first time (and who has not previously been designated as being eligible for participation in another deferred compensation plan that is required to be aggregated with this Plan for purposes of Code Section 409A) and who completes a Deferral election within 30 days of becoming eligible to participate in the Plan, the Participant’s validly executed Deferral election shall become effective with respect to services to be performed subsequent to the election, or as soon thereafter as practicable.  If the Participant does not submit a Deferral election during the initial 30 day election period, the Participant may thereafter elect to defer payment of Base Compensation by submitting a validly executed Deferral election to the Committee, but the election shall become effective and shall apply only to Base Compensation for the calendar year following the calendar year during which the election is received and accepted by the Committee, or as soon thereafter as practicable.  A Participant’s Deferral election, once effective, shall remain in effect until modified by the Participant in accordance with subsection (c) below or otherwise revoked in accordance with Plan rules.

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(c)           Revised Deferral Election.  Except to the extent that the Committee is permitted (and elects) to give earlier effect to a Participant’s revocation or revision to his or her Deferral election in accordance with regulations promulgated by the Secretary of the Treasury under Code Section 409A, a Participant’s Deferral election, once effective with respect to a calendar year, may not be revoked or modified with respect to Base Compensation for that calendar year.  A Participant may modify his or her then current Deferral election by filing a revised Deferral election form, properly completed and signed, with the Committee.  However, except to the extent that the Committee is permitted (and elects) to give earlier effect to a Participant’s revised election in accordance with regulations promulgated by the Secretary of the Treasury under Code Section 409A, the revised election will be effective only with respect to Base Compensation for  the calendar year following the calendar year during which the revised election is received and accepted by the Committee, or as soon thereafter as practicable.  A Participant’s revised Deferral election, once effective, shall remain in effect until again modified by the Participant under this subsection (c) or otherwise revoked in accordance with Plan rules.

(d)           Base Compensation Paid Following Year End For the Payroll Period That Includes December 31.  For purposes of applying a Participant’s Deferral election, Base Compensation paid after December 31 of a calendar year that is attributable solely to services performed during the payroll period that includes December 31, if paid in accordance with the normal timing arrangement by which a Participating Employer compensates employees for services rendered, is treated as Base Compensation for services performed in the subsequent calendar year, even though part or all of the Participant’s services might have been performed in the prior calendar year.

Section 3.03.  Deferrals of Annual Bonus Awards.

A Participant may elect, in such form and manner as the Committee may prescribe, to defer payment of a portion of the annual cash bonus that is awarded and that would otherwise be paid to the Participant with respect to any year.  A Participant’s election shall specify the percentage (in increments of 1% to a maximum of 100% or such lesser amount or percentage as may be established by the Committee or as may be consistent with Code Section 409A and necessary in order to comply with applicable withholding obligations, whether attributable to

10

withholdings required under applicable law or other authorized withholdings) of the Participant’s annual cash bonus that the Participant wishes to defer.  In the case of any award that is not performance-based compensation for purposes of Code Section 409A, a validly executed Deferral election shall be effective only if the Deferral election is received and accepted by the Committee prior to the last day of the calendar year preceding the calendar year for which the annual bonus is paid, or by such other time as provided in regulations promulgated by the Secretary of the Treasury.  In the case of any award that is performance-based compensation for purposes of Code Section 409A, a validly executed Deferral election shall become effective with respect to the annual bonus that may be awarded to the Participant with respect to a calendar year if the Participant’s Deferral election is received and accepted by the Committee at least 6 months prior to the end of the (calendar year) performance period for the bonus, or by such earlier (but not later) date as the Committee may establish.  A Participant’s election to defer part or all of an annual bonus award becomes irrevocable at the end of the permitted election period, and the Participant may not thereafter revoke or modify his or her election.  A Participant’s election to defer part or all of an annual bonus award shall be effective only for the annual bonus to which the election relates, and shall not carry over from year to year or from bonus to bonus.

Section 3.04.  Deferral of LTIP Share Awards.

A Participant may elect, in such form and manner as the Committee may prescribe, to defer payment of a portion of any performance share, restricted stock or other stock-based compensation awarded to the Participant under the Omnibus Plan.  A Participant’s election shall specify the whole number of shares (up to 100% of such shares or such lesser number or percentage as may be established by the Committee or as may be consistent with Code Section 409A and necessary in order to comply with applicable withholding obligations, whether attributable to withholdings required under applicable law or other authorized withholdings) of the Participant’s award that the Participant wishes to defer.  In the case of any award that is not performance-based compensation for purposes of Code Section 409A, a validly executed Deferral election shall be effective only if the Deferral election is received and accepted by the Committee in accordance with rules established by the Committee pursuant to Code Section 409A.  In the case of any award that is performance-based compensation for purposes of Code Section 409A, a validly executed Deferral election shall become effective with respect to

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shares to be earned by the Participant with respect to any Omnibus Plan performance period if the Participant’s Deferral election is received and accepted by the Committee at least 6 months prior to the end of such performance period or by such earlier (but not later) date as the Committee may establish.  A Participant’s election to defer part or all of an LTIP Share Award becomes irrevocable at the end of the permitted elected period, and the Participant may not thereafter revoke or modify his or her election.  A Participant’s election to defer an award shall be effective only for the Omnibus Plan award, service period or performance period to which the election relates, and a Participant’s election does not carry over from award to award, performance period to performance period or from service period to service period. A Participant’s LTIP Deferral of a performance share award will be automatically credited to the Participant’s Incentive Stock Unit Account, and a Participant’s LTIP Deferral of a restricted stock award will be automatically credited to the Participant’s Integrys Stock Unit Account.

Section 3.05.  Matching Contribution Credits.

(a)           Allocation of Credits.  A Participant who is a participant in a defined contribution 401(k) savings plan maintained by the Company or an Affiliate (“Savings Plan”), and who makes Base Compensation Deferrals and/or Annual Bonus Deferrals under this Plan, shall be entitled to a matching contribution credit, determined as of December 31 of each year, equal to the difference (if any) between:

(i)                                     The value of the matching contribution that the Participant would have received under or with respect to the defined contribution 401(k) savings plan in which the Participant is eligible, if Base Compensation Deferrals and Annual Bonus Deferrals made by the Participant under this Plan were instead treated as “compensation” under the Savings Plan for purposes of applying the Participant’s deferral election under the Savings Plan; provided that all limits and restrictions otherwise imposed under the Savings Plan, including the maximum compensation limit under Section 401(a)(17) of the Code, shall continue to apply; and

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(ii)                                  The value of the matching contribution actually received by the Participant for that year under the Savings Plan.

(b)           Investment of Credits.  A Participant’s matching contribution credit will be automatically credited to the Participant’s Incentive Stock Unit Account.

Section 3.06.  Other Deferrals and Credits.

The Committee, in its discretion, may, with respect to any Participant, determine that the Participant is eligible to make Deferrals with respect to additional components of the Participant’s remuneration or receive employer contribution credits in addition to the credits described herein.  In no event, however, shall the Committee authorize such additional Deferrals or credits unless the Committee has first determined that the Deferrals or credits have been elected or authorized in a manner that will not result in the imposition of tax under Code Section 409A.

Section 3.07.  Involuntary Termination of Deferral Elections.

A Participant’s Deferral elections shall be automatically revoked upon the Participant’s termination of employment from the Participating Employers, unless the Committee determines otherwise in accordance with the requirements of Code Section 409A.  In addition, and subject to Code Section 409A, a Participant’s Deferral election will terminate if the Committee determines that the Participant is no longer eligible to participate in the Plan or that revocation of a Participant’s eligibility is necessary or desirable in order for the Plan to qualify under ERISA as a plan of deferred compensation for a select group of management or highly compensated employees.

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ARTICLE IV.  DIRECTOR DEFERRED COMPENSATION

Section 4.01.  Application.

This Article IV applies only to Directors.

Section 4.02.  Deferrals Of Director Fees.

(a)           Amount.  A Director may elect, in such form and manner as the Committee may prescribe, to defer payment of all or a portion of the Director Fees that would otherwise be paid in cash  to the Director.  A Director’s election shall specify the percentage (in increments of 1% to a maximum of 100% or such lesser amount or percentage as may be established by the Committee or as may be consistent with Code Section 409A and necessary in order to comply with applicable withholding obligations, whether attributable to withholdings required under applicable law or other authorized withholdings) of the Director Fees that the Director wishes to defer.

(b)           Initial Deferral Election.  In the case of a Director who has become eligible for participation in the Plan for the first time (and who has not previously been designated as being eligible for participation in another deferred compensation plan that is required to be aggregated with this Plan for purposes of Code Section 409A), and who completes a Deferral election within 30 days of becoming eligible to participate in the Plan, the Director’s validity executed Deferral election shall become effective with respect to services to be performed subsequent to the election, or as soon thereafter as practicable.  If the Director does not submit an initial Deferral election during the initial 30 day election period, the Director may thereafter elect to defer the payment of Director Fees by submitting a validly executed Deferral election to the Committee, but the election shall become effective and shall apply only to Directors Fees for the calendar year following the calendar year in which the election is received and accepted by the Committee, or as soon thereafter as practicable.  A Director’s Deferral election, once effective, shall remain in effect until modified by the Director in accordance with subsection (c) below or otherwise revoked in accordance with Plan rules.

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(c)           Revised Deferral Election.  Except to the extent that the Committee is permitted to give earlier effect to a Director’s revocation or revision to his or her Deferral election in accordance with regulations promulgated by the Secretary of the Treasury under Code Section 409A, a Director’s Deferral election, once effective with respect to a calendar year, may not be modified or revoked with respect to Director Fees for that calendar year.  A Director may modify his or her then current Deferral election by filing a revised Deferral election form, properly completed and signed, with the Committee.  However, except to the extent that the Committee is permitted to give earlier effect to a Participants revision to his or her Deferral election in accordance with regulations promulgated by the Secretary of the Treasury under Code Section 409A, the revised election will be effective with respect to Director Fees for the calendar year following the calendar year during which the revised election is received and accepted by the Committee, or as soon thereafter as practicable.  A Director’s revised Deferral election, once effective, shall remain in effect until again modified by the Director in accordance with this subsection (c) or otherwise revoked in accordance with Plan rules.

(d)           Director Fees Paid Following Year End For the Period That Includes December 31.  For purposes of applying a Director’s Deferral election, Director Fees paid after December 31 of a calendar year that are attributable solely to services performed during the a period that includes December 31, if paid in accordance with the normal timing arrangement by which a Participating Employer compensates Directors for services rendered, is treated as Director Fees for services performed in the subsequent calendar year, even though part or all of the Director’s services might have been performed in the prior calendar year.

Section 4.03.  Deferred Stock Units.

The Board may from time to time direct that a portion of the remuneration to be earned by a Director for service on the Board shall be credited under this Plan in the form of Deferred Stock Units.  Except to the extent that the Committee is permitted (and elects) to give earlier effect to a direction in accordance with regulations promulgated by the Secretary of the Treasury under Code Section 409A, any such direction shall be effective with respect to remuneration to be earned by the Director on and after January 1 of the calendar year following the date of such direction, and shall continue in effect through December 31 of the calendar year in which

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modified or revoked by a subsequent direction of the Board.  The Board’s direction may provide either for the direct credit of Deferred Stock Units or for the mandatory deferral of a prescribed amount of cash remuneration that will be converted into Integrys Stock Units in accordance with Section 5.05(b) below.

Section 4.04.  Involuntary Termination of Deferral Elections.

A Director’s Deferral elections shall be automatically revoked upon the Director’s termination of service with the Participating Employers, unless the Committee determines otherwise in accordance with Code Section 409A.

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ARTICLE V.  ACCOUNTS AND HYPOTHETICAL INVESTMENT OPTIONS

Section 5.01.  Participant Accounts.

To the extent relevant, a Participant’s Account shall consist of the  following subaccounts or balances:

(a)           The “Pre-2005 Account”, to record the Participant’s interest with respect to Deferrals or contribution credits made prior to January 1, 2005, together with any earnings or loss thereon through the date of distribution from the Plan, and which shall consist of the following:

(i)                                     “Reserve Account A”, reflecting the Participant’s entire interest in Reserve Account A;

(ii)                                  “Pre-July 1, 2001 Reserve Account B”, reflecting the portion of the Participant’s balance in Reserve Account B that is attributable to Deferrals or credits made through June 30, 2001, together with all credits of interest equivalent on such Deferrals through the date of distribution from the Plan;

(iii)                               “July 1, 2001 Through December 31, 2004 Reserve Account B”, reflecting the portion of the Participant’s balance in Reserve Account B that is attributable to Deferrals or credits made after June 30, 2001 and through December 31, 2004, together with all credits of interest equivalent on such Deferrals through the date of distribution from the Plan;

(iv)                              “Pre-2005 Incentive Stock Unit Account”, reflecting the portion of the Participant’s balance in the Incentive Stock Unit Account that is attributable to Annual Bonus Deferrals, LTIP Deferrals, matching contribution credits or

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other credits made after June 30, 2001 and through December 31, 2004, together with earnings or loss thereon through the date of distribution from the Plan;

(v)                                 “Pre-2005 Deferred Stock Unit Account”, reflecting the portion of the Participant’s Deferred Stock Unit Account that is attributable to Deferred Stock Units allocated to a Director through December 31, 2004, and any earnings or loss thereon through the date of distribution from the Plan;

(vi)                              “Pre-2005 Base Stock Unit Account”, reflecting the portion of the Participant’s balance in the Base Stock Unit Account that is attributable to Deferrals or credits made after June 30, 2001 and through December 31, 2004, and any earnings or loss thereon through the date of distribution from the Plan;

(vii)                           “Prior Plan Stock Unit Account”, reflecting the Participant’s entire interest in the Prior Plan Stock Unit Account that is attributable to Deferrals or credits made through June 30, 2001, and any earnings or loss thereon through the date of distribution from the Plan; and

(viii)                        Pre-2005 Other Investments Account”, reflecting the Participant’s balance in any other Investment Option that is attributable to Deferrals or credits made after June 30, 2001 and through December 31, 2004, and any earnings or loss thereon through the date of distribution from the Plan.

(b)           The “Post-2004 Account”, to record the Participant’s interest with respect to Deferrals or contribution credits made after December 31, 2004, together with any earnings or loss thereon through the date of distribution from the Plan, and which shall consist of the following:

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(i)                                     “Post-2004 Reserve Account B”, reflecting the portion of the Participant’s balance in Reserve Account B that is attributable to Deferrals or credits made after December 31, 2004, together with all credits of interest equivalent on such Deferrals through the date of distribution from the Plan;

(ii)                                  “Post-2004 Incentive Stock Unit Account”, reflecting the portion of the Participant’s balance in the Incentive Stock Unit Account that is attributable to Annual Bonus Deferrals, LTIP Deferrals, matching contribution credits or other credits made after December 31, 2004, and any earnings or loss thereon through the date of distribution from the Plan;

(iii)                               “Post-2004 Deferred Stock Unit Account”, reflecting the portion of the Participant’s Deferred Stock Unit Account that is attributable to Deferred Stock Units allocated to a Director after December 31, 2004, and any earnings or loss thereon through the date of distribution from the Plan;

(iv)                              “Post-2004 Base Stock Unit Account”, reflecting the portion of the Participant’s balance in the Base Stock Unit Account that is attributable to Deferrals or credits made after December 31, 2004, and any earnings or loss thereon through the date of distribution from the Plan;

(v)                                 “Integrys Restricted Stock Account”, reflecting the Participant’s entire interest in the Integrys Restricted Stock Account;

(vi)                              “Integrys Restricted Stock Dividend Account”, reflecting the Participant’s entire interest in the Integrys Restricted Stock Dividend Account; and

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(vii)                           “Post-2004 Other Investments Account”, reflecting the Participant’s balance in any other Investment Option that is attributable to Deferrals or credits made after December 31, 2004, and any earnings or loss thereon through the date of distribution from the Plan.

Section 5.02.  Reserve Account A.

(a)           Limited Purpose Account.  Reserve Account A is limited to compensation or director fees attributable to employment or service with Wisconsin Public Service Corporation and that were deferred by a Participant prior to January 1, 1996, together with attributed earnings on such deferrals.  Except for attributed earnings as described below, no further deferrals, contributions or credits of any kind will be made to this account on behalf of a Participant.

(b)           Crediting of Interest Equivalent.  Reserve Account A will be credited with an interest equivalent on the balance in the account from time to time during the year.  Unless the Committee prescribes an alternate method, the annual interest equivalent rate (on a non-compounded basis) will be the greater of:

(i)                                     six percent (6.0%); or

(ii)                                  a rate equal to the consolidated return on common shareholders’ equity  of the Company and all consolidated subsidiaries (ROE); provided, however, that unless the Committee determines otherwise, this Paragraph (ii) will not apply to a Participant following termination of employment if the Participant’s termination of employment with the Company and its Affiliates occurs prior to attainment of age 55 and prior to the occurrence of a Change in Control (as defined in Section 10.01).  For the months of April through September, ROE means the consolidated return on equity of the Company and all consolidated subsidiaries for the twelve (12) months ended

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on the preceding February 28 (or 29) as calculated pursuant to the Company’s standard accounting procedure for financial reporting to shareholders.  For the months October through March, ROE means return on equity as described above for the twelve (12) months ended on the preceding August 31.

(c)           Revised Rate.  Subject to Article X, the Committee may revise the interest equivalent rate or the manner in which it is calculated, but in no event shall the rate be less than six percent (6%) per annum.  Any such revised rate shall be effective with the calendar month following such action by the Committee.

Section 5.03.  Reserve Account B.

(a)           Availability.  Reserve Account B is an Available Investment Option with respect to the deemed investment of Base Compensation Deferrals, Director Deferrals, Annual Bonus Deferrals and (if authorized by the Committee) other contribution credits.  The Account is credited with earnings equivalent based upon a percentage of the Company’s return on equity for the year.

(b)           Crediting of Interest Equivalent.  Reserve Account B will be credited with an interest equivalent on the balance in the account from time to time during the year.  Unless the Committee prescribes an alternate method, the annual interest equivalent rate (on a non-compounded basis) will be the greater of:

(i)                                     six percent (6.0%); or

(ii)                                  a rate equal to seventy percent (70%) of the consolidated return on common shareholders equity of the Company and all consolidated subsidiaries (ROE); provided, however, that unless the Committee determines otherwise, this Paragraph (ii) will not apply to a Participant following termination of employment if the Participant’s termination of employment with the Company and its Affiliates occurs

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prior to attainment of age 55 and prior to the occurrence of a Change in Control (as defined in Section 10.01).  For the months of April through September, ROE means the consolidated return on equity of the Company and all consolidated subsidiaries for the twelve (12) months ended on the preceding February 28 (or 29) as calculated pursuant to the Company’s standard accounting procedure for financial reporting to shareholders.  For the months October through March, ROE means return on equity as described above for the twelve (12) months ended on the preceding August 31.

(c)           Revised Rate.  Subject to Article X, the Committee may revise the interest equivalent rate or the manner in which it is calculated, but in no event shall the rate be less than six percent (6%) per annum.  Any such revised rate shall be effective with the calendar month following such action by the Committee.

Section 5.04.  Incentive Stock Unit Account.

(a)           Limited Purpose “Buy Only” Account.  The Incentive Stock Unit Account is a “buy only” account limited to (i) Annual Bonus Deferrals that are made after June 30, 2001 pursuant to Section 3.03 and that the Participant elects to be credited to the Incentive Stock Unit Account in accordance with Section 6.01(c), (ii) LTIP Deferrals of performance share awards made after June 30, 2001 pursuant to Section 3.04, (iii) matching contribution credits made after June 30, 2001 pursuant to Section 3.05, and (iv) such other contribution credits as may be authorized by the Committee.

(b)           Conversion to Integrys Stock Units.  The Participant is credited, on a one-for-one basis, with Integrys Stock Units equal to the number of shares of the Participant’s performance share award that the Participant has elected to have credited to the Plan as an LTIP Deferral in accordance with Section 3.04. All other eligible Deferrals or credits made by or on behalf of a Participant and allocated to the Incentive Stock Unit Account and all of a Participant’s matching contribution credits under Section 3.05 (the “Incentive Stock Unit Convertible Amount”) are

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converted, for record keeping purposes, into whole and fractional Integrys Stock Units, with fractional units calculated to four decimal places.  The conversion shall be accomplished by dividing each Participant’s Incentive Stock Unit Convertible Amount by the closing price of a share of Integrys Stock on the date on which the Deferral or credit would otherwise have been paid to the Participant, as reported in the Wall Street Journal’s New York Stock Exchange Composite Transaction listing. Likewise, any dividends that would have been payable on the Integrys Stock Units credited to a Participant’s Incentive Stock Unit Account had such Units been actual shares of Integrys Stock shall be converted, for record keeping purposes, into whole and fractional Integrys Stock Units based on the closing price of a share of Integrys Stock on the dividend date.

Section 5.05.  Deferred Stock Unit Account.

(a)           Limited Purpose “Buy Only” Account.  A Director’s Deferred Stock Unit Account is a “buy only” account limited to Deferred Stock Units allocated to the Director in accordance with Section 4.03.  The Director is not able to exercise investment discretion with respect to his or her Deferred Stock Unit Account.

(b)           Conversion to Integrys Stock Units.  All Deferred Stock Unit amounts directed by the Board in accordance with Section 4.03 shall be credited to the Director’s Deferred Stock Unit Account.  If the Board directs that a Director be credited with a prescribed number of Integrys Stock Units, the number of units so prescribed shall be credited to the Director’s Deferred Stock Unit Account.  If the Board directs that a Director be credited with Integrys Stock Units with a prescribed value, the value to be credited (the “Deferred Stock Unit Convertible Amount”) will be converted, for record keeping purposes, into whole and fractional Integrys Stock Units, with fractional units calculated to four decimal places.  The conversion shall be accomplished by dividing each Director’s Deferred Stock Unit Convertible Amount by the closing price of a share of Integrys Stock on the effective date of the grant, as reported in the Wall Street Journal’s New York Stock Exchange Composite Transactions listing.  Any dividends that would have been payable on the Integrys Stock Units credited to a Director’s Deferred Stock Unit Account had such Units been actual shares of Integrys Stock shall be converted, for record keeping purposes,

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into whole and fractional Integrys Stock Units based on the closing price of a share of Integrys Stock on the dividend date.

Section 5.06.  Base Stock Unit Account.

(a)           Availability.  The Base Stock Unit Account is an Available Investment Option with respect to the deemed investment of (i) Base Compensation Deferrals, (ii) Director Deferrals, (iii)Annual Bonus Deferrals that are made after June 30, 2001 and that the Participant elects to have credited to the Base Stock Unit Account in accordance with Section 6.01(b) and (c), and (iv) such other contribution credits as may be authorized by the Committee.

(b)           Conversion to Integrys Stock Units.  All eligible Deferrals or credits made by or on behalf of a Participant and allocated to the Base Stock Unit Account (the “Base Stock Unit Convertible Amount”) are converted, for record keeping purposes, into whole and fractional Integrys Stock Units, with fractional units calculated to four decimal places.  The conversion shall be accomplished by dividing each Participant’s Base Stock Unit Convertible Amount by the closing price of a share of Integrys Stock on the date on which the Deferral would otherwise have been paid to the Participant, as reported in the Wall Street Journal’s New York Stock Exchange Composite Transaction listing.  Likewise, any dividends that would have been payable on the Integrys Stock Units credited to a Participant’s Base Stock Unit Account had such Units been actual shares of Integrys Stock shall be converted, for record keeping purposes, into whole and fractional Integrys Stock Units based on the closing price of a share of Integrys Stock on the dividend date.

(c)           Conversion from Integrys Stock Units.  If a Participant elects under Section 6.01(f) to reallocate all or any portion of his or her Base Stock Unit Account among the other Available Investment Options, the Integrys Stock Units to which such election relates shall be converted, for record keeping purposes, into an amount equal to the product of such units and the closing price of a share of Integrys Stock, on the effective date of such reallocation, as reported in the Wall Street Journal’s New York Stock Exchange Composite Transaction listing.

(d)           Securities Law Restrictions.  Notwithstanding anything to the contrary herein, all reallocation elections under Section 6.01(f) by a Participant who is subject to Section 16 of the

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Exchange Act  are subject to review by the Committee prior to implementation.  Further, the following reallocation transactions under Section 6.01(f) by a Participant who is subject to Section 16 of the Exchange Act are prohibited: (i) elections to reallocate the deemed investment of the affected Participant’s Account into Integrys Stock Units within six (6) months of an election to reallocate deemed investments out of Integrys Stock Units; and (ii) elections to reallocate the deemed investment of the affected Participant’s Account out of Integrys Stock Units within six (6) months of an election to reallocate deemed investments into Integrys Stock Units (collectively, “Prohibited Transactions”).  All Prohibited Transactions are void.  In accordance with Section 11.02, the Committee may restrict additional transactions, or impose other rules and procedures, to the extent deemed desirable by the Committee in order to comply with the Exchange Act, including, without limitation, application of the review and approval provisions of this Section 5.06(d) to Participants who are not subject to Section 16 of the Exchange Act.

Section 5.07.  Prior Plan Stock Unit Account.

(a)           Limited Purpose Account.  The Prior Plan Stock Unit Account is limited to Integrys Stock Units credited to a Participant under the Plan (or a predecessor plan) through June 30, 2001, together with such additional Integrys Stock Units as are credited in accordance with subsection (b) below based on deemed dividends on such Integrys Stock Units.

(b)           Dividend Credits. Any dividends that would have been payable on the Integrys  Stock Units credited to a Participant’s Prior Plan Stock Unit Account had such Units been actual shares of Integrys Stock shall be converted, for record keeping purposes, into whole and fractional Integrys Stock Units, with fractional units calculated to four decimal places, and shall be credited to the Prior Plan Stock Unit Account, based on the closing price of a share of Integrys Stock on the dividend date.

Section 5.08.  Integrys Restricted Stock Account.

(a)           Limited Purpose “Buy Only” Account.  The Integrys Restricted Stock Account is a “buy only” account limited to LTIP Deferrals of restricted stock awards.   The Participant is credited, on a one-for-one basis, with Integrys Stock Units equal to the number of shares of

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restricted stock that the Participant has elected to have credited to the Plan as an LTIP Deferral in accordance with Section 3.04.  Unless otherwise determined by the Committee, the Participant’s interest in his or her Integrys Restricted Stock Account shall be subject to the same vesting or forfeiture conditions to which the Participant would have been subject if the Participant had received the restricted stock directly rather than electing to make an LTIP Deferral under the Plan.

(b)           Dividend Credits.   Any dividends that would have been payable on the Integrys Stock Units credited to a Participant’s Integrys Restricted Stock Account had such Integrys Stock Units been actual shares of Integrys Stock shall be converted, for record keeping purposes, into whole and fractional Integrys Stock Units, with fractional units calculated to four decimal place, based on the closing price of a share of Integrys Stock on the dividend date.  Except with respect to dividend credits that the Committee has determined are at all times fully vested and therefore are credited to the Participant’s Integrys Restricted Stock Dividend Account under Section 5.09 below, the Integrys Stock Units that result from each dividend credit shall be credited to the Participant’s Integrys Restricted Stock Account and shall be subject to the same vesting or forfeiture conditions as apply with respect to the underlying Integrys Stock Units on which the dividend credit is based.

Section 5.09.  Integrys Restricted Stock Dividend Account.

The Integrys Restricted Stock Dividend Account is a “buy only” account limited to dividend credits determined under Section 5.08(b) but credited to the Integrys Restricted Stock Dividend Account because the dividend credits are fully vested at all times.

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ARTICLE VI.  ACCOUNTING AND HYPOTHETICAL INVESTMENT ELECTIONS

Section 6.01.  Hypothetical Investment of Participant Accounts.

(a)           Available Investment Options.

(i)                                     For purposes of directing the deemed investment of Base Compensation Deferrals, Director Deferrals and other authorized contribution credits under subsection (b) below and for purposes of reallocating the deemed investment of the Participant’s Account under subsection (f) below, the Available Investment Options shall be all of the Investment Options other than Reserve Account A, the Prior Plan Stock Unit Account, the Incentive Stock Unit Account, the Deferred Stock Unit Account, the Integrys Restricted Stock Account and the Integrys Restricted Stock Dividend Account..

(ii)                                  For purposes of directing the deemed investment of Annual Bonus Deferrals under subsection (c) below, the Available Investment Options shall be all of the Investment Options other than Reserve Account A, the Prior Plan Stock Unit Account, the Deferred Stock Unit Account, the Integrys Restricted Stock Account and the Integrys Restricted Stock Dividend Account..

(b)           Deemed Investment of Base Compensation Deferrals, Director Deferrals and Other Authorized Contribution Credits.  In accordance with uniform rules prescribed by the Committee, each Participant shall designate, in writing or in such other manner as the Committee may prescribe, how Base Compensation Deferrals, Director Deferrals and other authorized contribution credits made while the designation is in effect are credited among the Available Investment Options.  When selecting more than one Available Investment Option, the Participant shall designate, in whole multiples of 1% or such other percentage determined by the Committee,

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the percentage of his or her Base Compensation Deferrals, Director Deferrals or other authorized contribution credits to be credited to each Available Investment Option.  If the Participant fails to make a timely and complete investment designation, he or she shall be deemed to have elected that 100% of his or her available Deferrals or credits be credited to Reserve Account B or such other of the Available Investment Options specified by the Committee for this purpose.  A Participant’s investment election or deemed investment election shall become effective beginning with the first payroll period commencing or payment date occurring on or after the date on which the election is received and accepted by the Committee, or such other date established by the Committee for this purpose, and shall remain in effect unless and until modified by a subsequent election that becomes effective in accordance with the rules of this subsection.

(c)           Deemed Investment of Annual Bonus Deferrals.  In accordance with uniform rules prescribed by the Committee, each Participant shall designate, in writing or in such other manner as the Committee may prescribe, how Annual Bonus Deferrals made while the designation is in effect are credited among the Available Investment Options.   When selecting more than one Available Investment Option, the Participant shall designate, in whole multiples of 1% or such other percentage determined by the Committee, the percentage of his or her Annual Bonus Deferrals to be credited to each Available Investment Option; provided, that with respect to any portion of the Annual Bonus Deferral that the Participant allocates to the Incentive Stock Unit Account, the amount allocated to such account will be 105% of the amount designated by the Participant for deferral into the Incentive Stock Unit Account.  If the Participant fails to make a timely and complete investment designation, he or she shall be deemed to have elected that 100% of his or her Annual Bonus Deferral be credited to Reserve Account B or such other Investment Option specified by the Committee for this purpose.  A Participant’s investment election or deemed investment election shall become effective with respect to annual bonus amounts awarded on or after the date on which the election is received and accepted by the Committee, and shall remain in effect unless and until modified by a subsequent election that becomes effective in accordance with the rules of this subsection.

(d)           Deemed Investment of LTIP Deferrals.  LTIP Deferrals under Section 3.04 of a performance share award, and matching contribution credits under Section 3.05, are credited to

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the Incentive Stock Unit Account.  LTIP Deferrals under Section 3.04 of a restricted stock award are credited to the Integrys Restricted Stock Account (and dividend credits with respect to the Integrys Restricted Stock Account are credited either to the Integrys Restricted Stock Account or the Integrys Restricted Stock Dividend Account.  The Participant is not permitted to make an investment election with respect to amounts credited to LTIP Deferrals, matching contribution credits, or dividend credits thereon .

(e)           Allocation of Deemed Investment Gain or Loss.  On each day that the New York Stock Exchange is open for business, or at such other times as the Committee may prescribe (the “Valuation Date”), the Account of each Participant will be credited (or charged) based upon the investment gain (or loss) that the Participant would have realized with respect to his or her Account since the immediately preceding Valuation Date had the Account been invested in accordance with the terms of the Plan and where applicable, the Participant’s election.  Subject to the special rules set forth in Article V with respect to Reserve Account A, Reserve Account B, the Incentive Stock Unit Account, the Deferred Stock Unit Account, the Base Stock Unit Account and the Prior Plan Stock Unit Account, the credit (or charge) shall be the sum, separately calculated for each of the Investment Options, of the product obtained by multiplying (i) the portion (if any) of the Participant’s Account as of the immediately prior Valuation Date that is deemed to have been invested in each Investment Option, and (ii) the rate of return experienced by that Investment Option since the immediately preceding Valuation Date.  The Committee, in its discretion, may prescribe alternate rules for the valuation of Participant Accounts, including, without limitation, the application of unit accounting principles.

(f)            Reallocation of Account. Subject to such restrictions as may be in effect or implemented pursuant to Section 5.06(d), and in accordance with rules prescribed by the Committee (which may include limitations on the timing or frequency of reallocation transactions initiated by some or all Participants), each Participant may elect to reallocate his or her Account (other than the portion deemed to be invested in Reserve Account A, the Pre-July 1, 2001 Reserve Account B, the Prior Plan Stock Unit Account, the Incentive Stock Unit Account and the Deferred Stock Unit Account) among the Available Investment Options.  When selecting more than one Investment Option, the Participant shall designate, in whole multiples of 1% or such other percentage determined by the Committee, the percentage of his or her available

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Account that is deemed to be invested in each Available Investment Option after the investment reallocation is given effect.  Once effective, a Participant’s reallocation shall remain in effect unless and until modified by a subsequent election that becomes effective in accordance with the rules prescribed by the Committee.  Other than a reallocation of a Participant’s Account pursuant to a revised investment election submitted by the Participant, the deemed investment allocation of a Participant will not be adjusted to reflect differences in the relative investment return realized by the various hypothetical Investment Options that the Participant has designated.

Section 6.02.  Accounts are For Record Keeping Purposes Only.

Plan Accounts and the record keeping procedures described herein serve solely as a device for determining the amount of benefits accumulated by a Participant under the Plan, and shall not constitute or imply an obligation on the part of a Participating Employer to fund such benefits.  In any event, a Participating Employer may, in its discretion, set aside assets and/or contribute to the Trust assets equal to part or all of such account balances and invest such assets in Integrys Stock, life insurance or any other investment deemed appropriate.  Any such assets held by the Company or the Trust  shall be and remain the sole property of the Company or the Trust, as applicable, and except to the extent that the Trust authorizes a Participant to direct the trustee with respect to the voting of Integrys Stock held in the Trust, a Participant shall have no proprietary rights of any nature whatsoever with respect to such assets.

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ARTICLE VII.  DISTRIBUTION OF PRE-2005 ACCOUNT

Section 7.01.  Distribution Election.

(a)           Election.  A Participant, at the time he or she commenced participation in the Plan, made a distribution election with respect to his or her Pre-2005 Account.  The election specified the distribution commencement date, the distribution period, and the distribution method applicable following the Participant’s death.  Any such election was required to be consistent with the following rules (or if the  Participant failed to make a selection with respect to a particular item, in accordance with the default rules set forth below):

(i)                                     Distribution Commencement Date.  Unless the Participant has selected a later commencement date, which in no event shall be later than the first distribution period following the Participant’s attainment of age 72, distribution of a Participant’s Pre-2005 Account will commence either (A) within 60 days following the end of the calendar year in which the Participant terminates employment or service from the Company and all Affiliates, or (B) if determined by the Committee to be consistent with the “grand-father” rules of Code Section 409A and if directed by the Committee for purposes of creating administratively consistency between the distribution provisions of Articles VII and VIII, within 60 days following the end of the calendar year in which occurs the 6 month anniversary of the date on which the Participant terminates employment or service from the Company and all Affiliates.  For purposes of this Plan, a Participant who is Disabled shall be deemed to have retired or terminated at the conclusion of benefits under all disability income plans sponsored by a Participating Employer or to which a Participating

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Employer contributes, unless otherwise determined by the Committee.

(ii)                                  Distribution Period.  Distributions will be made in 1 to 15  annual installments, as elected by the Participant.

(iii)                               Distribution of Remaining Account Following Participant’s Death.  In the event of the Participant’s death, the Participant’s remaining undistributed interest will be distributed to the Participant’s Beneficiary in accordance with the distribution election (single sum payment or installments) elected by the Participant.  If the  Participant had elected a single sum, the payment shall be made no later than March 1 following the calendar year in which occurs the Participant’s death.  If the Participant had elected an installment distribution, (A) any installments previously commenced to the Participant shall continue to the Beneficiary and (B) if installment distributions had not commenced as of the date of the Participant’s death, payments over the installment period elected by the Participant shall commence to the Beneficiary no later than March 1 following the calendar year in which occurs the Participant’s death.

(b)           Effectiveness of Election.  A distribution election shall be deemed made only when it is received and accepted as complete by the Committee, and shall remain in effect until modified by the Participant in accordance with Section 7.02 below or otherwise revoked in accordance with Plan rules.

Section 7.02.  Modified Distribution Election.

A Participant may from time to time modify his or her distribution election by filing a revised distribution election, properly completed and signed, with the Committee.  However, a

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revised distribution election will be given effect only if the Participant remains employed by a Participating Employer for twelve (12) consecutive months following the date that the revised election is received and accepted as complete by the Committee.

Section 7.03.  Calculation of Annual Distribution Amount.

(a)           Pre-2001 Retirees.  For any Participant who retired or terminated employment or service prior to January 1, 2001, distribution of the Participant’s Account will be calculated and made under the distribution provisions of the Plan applicable to the Participant on the date of the Participant’s retirement or termination of employment or service.

(b)           Post-2000 Retirees.  For a Participant who retires or terminates employment or service after December 31, 2000, the annual distribution amount for the Pre-2005 Account, unless the Committee specifies a different or alternate method and such different or alternate method does not result in the imposition of tax under Code Section 409A, shall be calculated as follows:

(i)                                     The annual distribution amount for the Participant’s Pre-2005 Account, other than the portion of the Pre-2005 Account that is deemed to be invested in the Stock Unit Accounts (the “Distributable Account”), shall be determined by dividing (A) the aggregate balance in the Distributable Account as of January 1 of the year for which the distribution is being made, by (B) the number of installment payments remaining to be made under the distribution period selected by the Participant.  Distributions shall be made in cash.  The amount of any distribution under this Paragraph (i) will be charged pro-rata against the Participant’s interest in each Investment Option comprising the Distributable Account.  Notwithstanding the foregoing, the last installment payment of the Distributable Account shall be adjusted to take into account deemed investment gains or losses for the

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period between the January 1 valuation date and the date of actual payment according to such methods and procedures adopted by the Committee.

(ii)                                  The annual distribution amount for the portion of the Participant’s Pre-2005 Account that is credited to each of the Stock Unit Accounts shall be determined on a share basis by dividing (A) the number of Integrys Stock Units credited to the relevant Stock Unit Account as of January 1 of the year for which the distribution is being made (subject to subsequent adjustment under Section 9.02), by (B) the number of installment payments remaining to be made under the distribution period selected by the Participant. The Participant will receive shares of Integrys Stock equal to the annual distribution amount, subject only to the distribution of cash in lieu of any fractional Integrys Stock Unit.  The cash payment for any fractional Integrys Stock Unit shall be determined based upon the closing price of a share of Integrys Stock on January 21 of the year in which the distribution is being made, as such share price is reported in the Wall Street Journal’s New York Stock Exchange Composite Transactions listing.  If January 21 falls on a Saturday, Sunday or holiday, the calculation of the cash portion of the distribution will be made based upon the closing price as reported for the immediately preceding business day.

Section 7.04.  Time of Distribution.

Subject to the provisions of Sections 9.02 and 10.02, each distribution of Integrys Stock made to a Participant (or Beneficiary) shall be distributed on January 22 (or if January 22 falls on a Saturday, Sunday or holiday, the immediately following business day).  For distribution and

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tax reporting purposes, the value of Integrys Stock distributed shall equal the number of shares distributed multiplied by the closing price of Integrys Stock on January 21 (or if January 21 falls on a Saturday, Sunday or holiday, the immediately preceding business day) of the year in which the distribution is being made as reported in the Wall Street Journal’s New York Stock Exchange Composite Transaction listing.  The cash portion of any distribution will be made no later than March 1 of the year for which the distribution is being made.

Section 7.05.  Single Sum Distribution at the Committee’s Option.

In the case of a Participant whose employment with the Company and its Affiliates is involuntarily terminated by the Company or an Affiliate, or whose employment with the Company and its Affiliates is mutually terminated in accordance with a separation agreement and release between the Company or an Affiliate and such Participant, the Committee may (but need not) direct that the Participant’s Pre-2005 Account be distributed in the form of a single sum payment in lieu of distribution over any installment distribution period that would otherwise apply.  If so directed by the Committee, the single sum distribution shall be made in cash and/or shares of Integrys Stock (as determined in accordance with Section 7.03) and shall be made at the time specified in Section 7.04.

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ARTICLE VIII.  DISTRIBUTION OF POST-2004 ACCOUNT

Section 8.01.  Distribution Election.

(a)           Election.  A Participant, on or before December 31, 2007 or if later, at the time he or she commences participation in the Plan, shall make a distribution election with respect to his or her Post-2004 Account.  The election shall be in such form as the Committee shall prescribe, and shall specify the distribution commencement date, the distribution period, and the distribution method applicable following the Participant’s death.  Any such election shall be consistent with the following rules (or if the  Participant fails to make a selection with respect to a particular item, in accordance with the default rules set forth below):

(i)                                     Distribution Commencement Date.  Unless the Participant has selected a later commencement date, distribution of a Participant’s Post-2004 Account will commence within 60 days following the end of the calendar year in which occurs the 6 month anniversary of the Participant’s Separation from Service.

(ii)                                  Distribution Period.  Distributions will be made in 1 to 15  annual installments, as elected by the Participant.  For purposes of applying the rules of Code Section 409A, a Participant’s election of annual installments is treated as an election of a single form of payment rather than an election of multiple separate payments.

(iii)                               Distribution of Remaining Account Following Participant’s Death.  In the event of the Participant’s death, the Participant’s remaining undistributed interest in his or her Post-2004 Account will be distributed to the Participant’s Beneficiary in accordance with the distribution election (single sum payment or installments) elected by the Participant.  If the  Participant had elected a single sum, the

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payment shall be made no later than March 1 following the calendar year in which occurs the Participant’s death.  If the Participant had elected an installment distribution, (A) any installments previously commenced to the Participant shall continue to the Beneficiary and (B) if installment distributions had not commenced as of the date of the Participant’s death, payments over the installment period elected by the Participant shall commence to the Beneficiary no later than March 1 following the calendar year in which occurs the Participant’s death.

(b)           Effectiveness of Election.  A distribution election shall be deemed made only when it is received and accepted as complete by the Committee, and shall remain in effect until modified by the Participant in accordance with Section 8.02 below or otherwise revoked in accordance such circumstances as the Plan is permitted to accept without resulting in the imposition of tax under Code Section 409A.

Section 8.02.  Modified Distribution Election.

A Participant may from time to time modify his or her distribution election with respect to his or her Post-2004 Account by filing a revised distribution election, properly completed and signed, with the Committee.  However, except to the extent permitted under regulations promulgated by the Secretary of the Treasury under Code Section 409A, a revised distribution election must comply with the following rules:

(a)           The revised distribution election may not accelerate the time of payment in violation of Code Section 409A.  For example, a  revised distribution election may not elect a distribution commencement date earlier than the distribution commencement date applicable under the Participant’s prior distribution election.   A revised election that does not comply with these rules will be null and void, and will be disregarded by the Plan.

(b)           The revised distribution election may (i) change the form of payment from a single sum payment to installment distributions, (ii) from installment distributions to a single

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sum distribution, (iii) from one installment period to a different installment period, or (iv) defer the distribution commencement date, and such a revised election will be given effect 12 months after the date on which the election is made, but only if (i) in the case of an election related to payment at a specified time, the revised election is made at least 12 months prior to the date on which payment would be made or commence in the absence of the revised election, and (ii) in the case of any election other than one related to payment on account of Disability or death, the first payment that is made pursuant to the revised election is deferred for at least 5 years from the date payment would otherwise have been made.  A revised election that does not comply with these rules will be null and void, and will be disregarded by the Plan.

Section 8.03.  Calculation of Annual Distribution Amount.

The annual distribution amount for the Post-2004 Account shall be calculated as follows:

(a)           The annual distribution amount for the Participant’s Post-2004 Account, other than the portion of the Post-2004 Account that is deemed to be invested in the Stock Unit Accounts (the “Distributable Account”), shall be determined by dividing (A) the aggregate balance in the Distributable Account as of January 1 of the year for which the distribution is being made, by (B) the number of installment payments remaining to be made under the distribution period selected by the Participant.  Distributions shall be made in cash.  The amount of any distribution under this subsection (a) will be charged pro-rata against the Participant’s interest in each Investment Option comprising the Distributable Account.  Notwithstanding the foregoing, the last installment payment of the Distributable Account shall be adjusted to take into account deemed investment gains or losses for the period between the January 1 valuation date and the date of actual payment according to such methods and procedures adopted by the Committee.

(b)           The annual distribution amount for the portion of the Participant’s Post-2004 Account that is credited to each of the Post-2004 Stock Unit Accounts shall be determined on a share basis by dividing (A) the number of Integrys Stock Units credited to the relevant Stock Unit Account as of January 1 of the year for which the distribution is being made (subject to subsequent adjustment under Section 9.02), by (B) the number of installment payments remaining to be made under the distribution period selected by the Participant. The Participant

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will receive shares of Integrys Stock equal to the annual distribution amount, subject only to the distribution of cash in lieu of any fractional Integrys Stock Unit.  The cash payment for any fractional Integrys Stock Unit shall be determined based upon the closing price of a share of Integrys Stock on January 21 of the year in which the distribution is being made, as such share price is reported in the Wall Street Journal’s New York Stock Exchange Composite Transactions listing.  If January 21 falls on a Saturday, Sunday or holiday, the calculation of the cash portion of the distribution will be made based upon the closing price as reported for the immediately preceding business day.

Section 8.04.  Time of Distribution.

Subject to the provisions of Sections 9.02 and 10.02, each distribution of Integrys Stock made to a Participant (or Beneficiary) shall be distributed on January 22 (or if January 22 falls on a Saturday, Sunday or holiday, the immediately following business day).  For distribution and tax reporting purposes, the value of Integrys Stock distributed shall equal the number of shares distributed multiplied by the closing price of Integrys Resources Stock on January 21 (or if January 21 falls on a Saturday, Sunday or holiday, the immediately preceding business day) of the year in which the distribution is being made as reported in the Wall Street Journal’s New York Stock Exchange Composite Transaction listing.  The cash portion of any distribution will be made no later than March 1 of the year for which the distribution is being made.

Section 8.05.  Automatic Single Sum Distribution.

In the case of any  Participant or Beneficiary whose Pre-2005 Account and Post-2004 Account, in the aggregate, has a value of $100,000 or less as of the valuation date that immediately precedes the date on which distribution would first be made to the Participant or Beneficiary, the Participant’s Post-2004 Account will be distributed in the form of a single sum payment on the date on which distributions would otherwise commence, and such single sum payment shall be in lieu of any installment distribution period that would otherwise apply. Unless otherwise directed by the Committee, the single sum distribution shall be made in cash and/or shares of Integrys Stock (as determined in accordance with Section 8.03) and shall be made at the time specified in Section 8.04.

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Section 8.06.  Distributions For Employment Tax Obligations.

(a)           Notwithstanding the time or schedule of payments otherwise applicable to the Participant, the Committee may direct that distribution from a Participant’s Account be made (i) to pay the Federal Insurance Contributions Act (“FICA”) tax imposed under Code Sections 3101, 3121(a) and 3121(v)(2) with respect to compensation deferred under the Plan, (ii) to pay the income tax at source on wages imposed under Code Section 3401 or the corresponding withholding provisions of applicable state, local, or foreign tax laws as a result of the payment of FICA taxes, and (iii) to pay the additional income tax at source on wages attributable to the “pyramiding” of Code Section 3401 wages and taxes; provided that the total amount distributed under this provision must not exceed the aggregate of the FICA tax and the income tax withholding related to such FICA tax.  In addition or in the alternative, the Committee may direct that all FICA taxes owed in connection with any allocation hereunder be withheld from other compensation owed to the Participant.

(b)           The amount actually distributed to the Participant in accordance with the time or schedule of payments applicable to the Participant will be reduced by applicable tax withholding except to the extent such withholding requirements previously were satisfied in accordance with subsection (a) above.

Section 8.07.  Distribution Following Section 409A Failure.

Notwithstanding any other provision of the Plan, if the Committee determines that all or any portion of a Participant’s Account is required to be included in the Participant’s income as a result of a failure to comply with the requirements of Code Section 409A and the regulations promulgated thereunder, the Participating Employer shall immediately distribute to the Participant or the Participant’s Beneficiary, in one single sum, the amount (but not exceeding the amount) that is so taxable.

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ARTICLE IX.  RULES WITH RESPECT TO INTEGRYS STOCK
AND INTEGRYS STOCK UNITS

Section 9.01.  Shares Authorized.

(a)           Subject to adjustment as provided in Section 9.02 below, the total number of shares of Integrys Stock which may be distributed to Participants or Beneficiaries pursuant to the Plan shall be one million four hundred fifty thousand (1,450,000), which includes seven hundred fifty thousand (750,000) shares that were previously approved by shareholders in connection with the Plan (or a predecessor to the Plan), and eight hundred thousand (700,000) shares for which shareholder approval will be sought at the Company’s 2007 annual meeting.

(b)           The number of available shares shall not be reduced by or as a result of (i) any cash distributions pursuant to the Plan or (ii) by distributions of shares of Integrys Stock that are attributable to LTIP Deferrals that relate to an award that was made under the Omnibus Plan and either has been or will be charged against the pool of available shares under the Omnibus Plan, i.e., the plan under which the share award was originally granted and the plan from which the share award would have been paid except for the Participant’s election to defer delivery of the shares.

Section 9.02.  Transactions Affecting Integrys Stock.

In the event of any merger, share exchange, reorganization, consolidation, recapitalization, stock dividend or stock split involving Integrys Stock, or other event in which Integrys Stock is subdivided or combined, or a cash dividend the amount of which, on a per share basis, exceeds, fifteen percent (15%) of the fair market value of a share of Integrys Stock at the time the dividend is declared, or the Company shall effect any other dividend or other distribution of Integrys Stock that the Board determines by resolution is extraordinary  or special in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization of Integrys Stock or words of similar import, or any other event shall occur, which, in the judgment of the Committee necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under

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this Plan, the Committee shall make appropriate equitable adjustments with respect to the Integrys Stock Units (if any) credited to the Stock Unit Accounts of each Participant.  The nature of any such adjustment shall be determined by the Committee, in its discretion.

Section 9.03.  No Shareholder Rights With Respect to Integrys Stock Units.

Participants shall have no rights as a stockholder pertaining to Integrys Stock Units credited to their Accounts.  No Integrys Stock Unit nor any right or interest of a Participant under the Plan in any Integrys Stock Unit may be assigned, encumbered, or transferred, except by will or the laws of descent and distribution.  The rights of a Participant hereunder with respect to any Integrys Stock Unit are exercisable during the Participant’s lifetime only by the Participant or his or her guardian or legal representative.

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ARTICLE X.  SPECIAL RULES APPLICABLE IN THE EVENT OF A CHANGE IN CONTROL OF THE COMPANY

Section 10.01.  Definitions.

For purposes of this Article X, the following terms shall have the following respective meanings:

(a)           An “Affiliate” of, or a person “affiliated” with, a specified person is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified and the term “Associate” used to indicate a relationship with any person, means (i) any corporation or organization (other than the registrant or a majority-owned subsidiary of the registrant) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, (ii) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the registrant or any of its parents or subsidiaries.

(b)           A person shall be deemed to be the “Beneficial Owner” of any securities:

(i)                                     which such Person or any of such Person’s Affiliates or Associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement, or under-standing, or upon the exercise of conversion rights, exchange rights, or other rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or (B) securities issuable upon exercise of Rights

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pursuant to the terms of the Company’s Rights Agreement with American Stock Transfer & Trust Company, originally dated as of December 12, 1996 between the Company and Firstar Trust Company, as the same may be amended from time to time (or any successor to such Rights Agreement) at any time before the issuance of such securities;

(ii)                                  which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding:  (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Act and (B) is not also then reportable on a Schedule 13D under the Act (or any comparable or successor report); or

(iii)                               which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as

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described in Paragraph (ii) above) or disposing of any voting securities of the Company.

(c)           A “Change in Control” shall be deemed to have occurred if:

(i)                                     any Person (other than any employee benefit plan of the Company or an Affiliate, any Person organized, appointed or established pursuant to the terms of any such benefit plan or any trustee, administrator or fiduciary of such a plan) is or becomes the Beneficial Owner of securities of the Company representing at least 30% of the combined voting power of the Company’s then outstanding securities;

(ii)                                  one-half or more of the members of the Board are not Continuing Directors;

(iii)                               there shall be consummated any merger, consolidation, or reorganization of the Company with any other corporation as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are owned by the former shareholders of the Company other than a shareholder who is an Affiliate or Associate of any party to such consolidation or merger;

(iv)                              there shall be consummated any merger of the Company or share exchange involving the Company in which the Company is not the continuing or surviving corporation other than a merger of the Company in which each of the holders of the Company’s Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

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(v)                                 there shall be consummated any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company to a Person which is not a wholly owned subsidiary of the Company; or

(vi)                              the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company.

(d)           “Continuing Directors” means (i) any member of the Board of Directors of the Company who was a member of such Board on May 18, 2007, (ii) any successor of a Continuing Director who is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on such Board, and (iii) additional directors elected by a majority of the Continuing Directors then on such Board.

(e)           “Person” means any individual, firm, partnership, corporation or other entity, including any successor (by merger or otherwise) of such entity, or a group of any of the foregoing acting in concert; provided, that in the case of a merger, consolidation or reorganization of the Company with any other corporation or a share exchange involving the Company, the shareholders of the other corporation that is a party to the merger, consolidation, reorganization or share exchange shall not be considered to be acting in concert for purposes of Section 10.01(c)(i).

Section 10.02.  Amendments in Connection with a Change in Control.

(a)           Board Authority to Amend Plan.  Prior to the occurrence of a Change in Control, the Board may exercise its authority under Section 11.06 to amend the Plan, including, to the extent deemed necessary or desirable by the Board in anticipation of a Change in Control, to amend the Plan to eliminate Integrys Stock Units and cause the value of such units as of the Amendment Date (such value to be determined under Section 5.06(c)) to be reallocated to Reserve Account B.  The term “Amendment Date” means the date on which an amendment to the Plan is validly adopted or the date on which the amendment is or purports to be effective, whichever is later.

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(b)           Automatic Amendments.  The Plan shall automatically be amended upon a Change in Control to provide that:

(i)                                     the rate of interest equivalent to be credited with respect to Reserve Account A for each month following the Change in Control shall be the greater of (A) the rate of interest equivalent otherwise applicable with respect to Reserve Account A if such amount were calculated based upon the consolidated return on common shareholders equity of the Company (including for this purpose any successor corporation that is the survivor of a merger with the Company or any successor to that corporation) and all consolidated  subsidiaries, or (B) a rate equal to two (2) percentage points above the prime lending rate at US Bank Milwaukee, Milwaukee, Wisconsin (or any successor thereto) as of the last business day of that month; and

(ii)                                  the rate of interest equivalent to be credited with respect to Reserve Account B for each month following the Change in Control shall be the greater of (A) the rate of interest equivalent otherwise applicable with respect to Reserve Account B if such amount were calculated based upon the consolidated return on common shareholders equity of the Company (including for this purpose any successor corporation that is the survivor of a merger with the Company or any successor to that corporation) and all consolidated subsidiaries, or (B) a rate equal to two (2) percentage points above the prime lending rate at US Bank Milwaukee, Milwaukee, Wisconsin (or any successor thereto) as of the last business day of that month.  The minimum rate of interest equivalent under clause (B) shall cease to apply on the third anniversary of the Change in

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Control in the event that the Participant is actively employed by the Company (including for this purpose any successor corporation or entity that is the survivor of a merger with the Company), or by any subsidiary or affiliate of the Company or such successor, on such date.

(c)           Prohibition on Certain Amendments.  Notwithstanding the foregoing, on or after a Change in Control, the Board or Company (including for this purpose any successor corporation or entity that is the survivor of a merger with the Company or to which sponsorship of the Plan is transferred following a Change in Control, or the board of directors or other managing body of any such entity) may not, without the written consent of the affected Participant (or in the case of a deceased Participant, the Participant’s Beneficiary) amend the Plan or take an action to terminate the Plan that would:

(i)                                     Result in a decrease in the number of, or a change in the type of, Available Investment Options that were made available under the Plan immediately prior to the Change of Control; or

(ii)                                  Cause the Accounts to be valued under Section 6.01(e) less frequently than quarterly; or

(iii)                               Impair or otherwise limit a Participant’s rights to reallocate his or her Accounts under Section 6.01(f) as in effect on the date immediately prior to the Change in Control; or

(iv)                              Decrease the interest rate credited under Reserve Account A or Reserve Account B as determined pursuant to subsection (b) above, except as specifically provided therein;

(v)                                 Eliminate or reduce the distribution options made available under Articles VII and VIII or otherwise terminate any distribution elections then in effect; or

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(vi)                              Modify the provisions of Sections 10.03 and 10.04 in a manner detrimental or potentially detrimental to a Participant (or Beneficiary), except and only to the extent that modification is necessary to comply with applicable law.

Section 10.03.  Maximum Payment Limitation.

(a)           Limit on Payments.  Except as provided in subsection (b) below, if any portion of the payments or benefits described in this Plan or under any other agreement with or plan of the Company (in the aggregate, “Total Payments”), would constitute an “excess parachute payment”, then the Total Payments to be made to the Participant shall be reduced such that the value of the aggregate Total Payments that the Participant is entitled to receive shall be one dollar ($1) less than the maximum amount which the Participant may receive without becoming subject to the tax imposed by Section 4999 of the Code or which the Company may pay without loss of deduction under Section 280G(a) of the Code; provided that this Section shall not apply in the case of a Participant who has in effect a valid employment contract providing that the Total Payments to the Participant shall be determined without regard to the maximum amount allowable under Section 280G of the Code.  The terms “excess parachute payment” and “parachute payment” shall have the meanings assigned to them in Section 280G of the Code, and such “parachute payments” shall be valued as provided therein.  Present value shall be calculated in accordance with Section 280G(d)(4) of the Code.  Within forty (40) days following delivery of notice by the Company to the  Participant of its belief that there is a payment or benefit due the Participant which will result in an excess parachute payment as defined in Section 280G of the Code, the Participant and the Company, at the Company’s expense, shall obtain the opinion (which need not be unqualified) of nationally recognized tax counsel selected by the Company’s independent auditors and acceptable to the Participant in his or her sole discretion (which may be regular outside counsel to the Company), which opinion sets forth (A) the amount of the Base Period Income, (B) the amount and present value of Total Payments and (C) the amount and present value of any excess parachute payments determined without regard to the limitations of this Section.  As used in this Section, the term “Base Period Income” means an amount equal to the Participant’s “annualized includible compensation for the base period” as defined in Section

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280G(d)(1) of the Code.  For purposes of such opinion, the value of any noncash benefits or any deferred payment or benefit shall be determined by the Company’s independent auditors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code, which determination shall be evidenced in a certificate of such auditors addressed to the Company and the Participant.  Such opinion shall be addressed to the Company and the Participant and shall be binding upon the Company and the Participant.  If such opinion determines that there would be an excess parachute payment, the payments hereunder that are includible in Total Payments or any other payment or benefit determined by such counsel to be includible in Total Payments shall be reduced or eliminated as specified by the Participant in writing delivered to the Company within thirty days of his or her receipt of such opinion or, if the Participant fails to so notify the Company, then as the Company shall reasonably determine, so that under the bases of calculations set forth in such opinion there will be no excess parachute payment.  If such legal counsel so requests in connection with the opinion required by this Section, the Participant and the Company shall obtain, at the Company’s expense, and the legal counsel may rely on in providing the opinion, the advice of a firm of recognized executive compensation consultants as to the reasonableness of any item of compensation to be received by the Participant.  If the provisions of Sections 280G and 4999 of the Code (or any successor provisions) are repealed without succession, then this Section shall be of no further force or effect.

(b)           Employment Contract Governs.  The provisions of subsection (a) above shall not apply to a Participant whose employment is governed by an employment contract that provides for Total Payments in excess of the limitation described in subsection (a) above.

Section 10.04.  Resolution of Disputes.

If, after a Change in Control, (a) a dispute arises with respect to the enforcement of the Participant’s rights under the Plan, or (b) any legal proceeding shall be brought to enforce or interpret any provision contained in the Plan or to recover damages for breach of the Plan, in either case so long as the Participant is not acting in bad faith or otherwise pursuing a course of action that a reasonable person would determine to be frivolous, the Participant shall recover from the Company any reasonable attorneys’ fees and necessary costs and disbursements incurred as a result of such dispute or legal  proceeding (“Expenses”), and prejudgment interest

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on any money judgment obtained by the Participant calculated at the rate of interest announced by US Bank Milwaukee, Milwaukee, Wisconsin (or any successor thereto), from time to time as its prime or base lending rate from the date that payments to the Participant should have been made under this Plan.  Within ten (10) days after the Participant’s written request therefor, the Company shall pay to the Participant, or such other person or entity as the Participant may designate in writing to the Company, the Participant’s Expenses in advance of the final disposition or conclusion of any such dispute or legal proceeding.  In the case of a deceased Participant, this Section shall apply with respect to the Participant’s Beneficiary or estate.

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ARTICLE XI.  GENERAL PROVISIONS

Section 11.01.  Administration.

The Committee shall administer and interpret the Plan and supervise preparation of Participant elections, forms, and any amendments thereto.  To the extent necessary to comply with applicable conditions of Rule 16b-3, the Committee shall consist of not less than two members of the Board, each of whom is also a director of the Company and qualifies as a “non-employee director” for purposes of Rule 16b-3.  If at any time the Committee shall not be in existence or not be composed of members of the Board who qualify as “non-employee directors”, then all determinations affecting Participants who are subject to Section 16 of the Exchange Act shall be made by the full Board, and all determinations affecting other Participants shall be made by the Board or a duly designated officer of the Board.  The Committee may, in its discretion, delegate any or all of its authority and responsibility; provided that the Committee shall not delegate authority and responsibility with respect to non-ministerial functions that relate to the participation by Participants who are subject to Section 16 of the Exchange Act at the time any such delegated authority or responsibility is exercised.  To the extent of any such delegation, any references herein to the Committee shall be deemed references to such delegee.  Interpretation of the Plan shall be within the sole discretion of the Committee and shall be final and binding upon each Participant and Beneficiary.  The Committee has the discretionary authority to adopt and modify rules and regulations relating to the Plan, interpret and construe the Plan and make determinations regarding eligibility and benefits,  as it deems necessary or advisable for the administration of the Plan; any such action, interpretation, construction or determination shall be final and binding on all Participants and Beneficiaries unless determined by a court of competent jurisdiction to be arbitrary and capricious.  If any delegee of the Committee shall also be a Participant or Beneficiary, any determinations affecting the delegee’s participation in the Plan shall be made by the Committee.

Section 11.02.  Restrictions to Comply with Applicable Law.

(a)           General Restrictions.  Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Integrys Stock under the Plan or make

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any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.  In addition, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act.  The Committee shall administer the Plan so that transactions under the Plan will be exempt from Section 16 of the Exchange Act, and shall have the right to restrict any transaction, or impose other rules and requirements, to the extent it deems necessary or desirable for such exemption to be met.

(b)           Restriction on Transfer.  Shares of Integrys Stock issued under the Plan may not be sold or otherwise disposed of except (i) pursuant to an effective registration statement under the Act, or in a transaction which, in the opinion of counsel for the Company, is exempt from registration under the Act; and (ii) in compliance with state securities laws.  Further, as a condition to issuance of shares of Integrys Stock under the Plan, the Participant, his or her Beneficiary or his or her heirs, legatees or legal representatives, as the case may be, shall, if the Committee deems it necessary, execute and deliver to the Company a restrictive stock transfer agreement in such form, and subject to such terms and conditions, as shall be reasonably determined or approved by the Committee, which agreement, among other things, may impose certain restrictions on the sale or other disposition of any shares of stock acquired under the Plan. The Committee may waive the foregoing restrictions, in whole or in part, in any particular case or cases or may terminate such restrictions whenever the Committee determines that such restrictions afford no substantial benefit to the Company.

(c)           Additional Restrictions; Legends.  All shares of Integrys Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the Plan and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any certificates to make appropriate references to such restrictions.

Section 11.03.  Claims Procedures.

(a)           If a Participant, or Beneficiary (the “claimant”) believes that he is entitled to a benefit under the Plan that is not provided, the claimant or his or her legal representative shall file a written claim for such benefit with the Committee.  The Committee shall review the claim

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within 90 days following the date of receipt of the claim; provided that the Committee may determine that an additional 90-day extension is necessary due to circumstances beyond the Committee’s control, in which event the Committee shall notify the claimant prior to the end of the initial period that an extension is needed, the reason therefor and the date by which the Committee expects to render a decision.  If the claimant’s claim is denied in whole or part, the Committee shall provide written notice to the claimant of such denial.  The written notice shall include the specific reason(s) for the denial; reference to specific Plan provisions upon which the denial is based; a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and a description of the Plan’s review procedures (as set forth in subsection (b)) and the time limits applicable to such procedures, including a statement of the claimant’s right to bring a civil action under section 502(a) of ERISA following an adverse determination upon review.

(b)           The claimant has the right to appeal the Committee’s decision by filing a written appeal to the Committee within 60 days after claimant’s receipt of the decision or deemed denial.  The claimant will have the opportunity, upon request and free of charge, to have reasonable access to and copies of all documents, records and other information relevant to the claimant’s appeal.  The claimant may submit written comments, documents, records and other information relating to his or her claim with the appeal.  The Committee will review all comments, documents, records and other information submitted by the claimant relating to the claim, regardless of whether such information was submitted or considered in the initial claim determination.  The Committee shall make a determination on the appeal within 60 days after receiving the claimant’s written appeal; provided that the Committee may determine that an additional 60-day extension is necessary due to circumstances beyond the Committee’s control, in which event the Committee shall notify the claimant prior to the end of the initial period that an extension is needed, the reason therefor and the date by which the Committee expects to render a decision. If the claimant’s appeal is denied in whole or part, the Committee shall provide written notice to the claimant of such denial.  The written notice shall include the specific reason(s) for the denial; reference to specific Plan provisions upon which the denial is based; a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents, records, and other information relevant to the

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claimant’s claim; and a statement of the claimant’s right to bring a civil action under section 502(a) of ERISA.

(c)           Notwithstanding anything in the Plan to the contrary, and as a condition of participating in the Plan, a Participant agrees, on behalf of the Participant and all persons or entities that may claim through the Participant, that (1) any claim for benefits or other legal action or legal proceeding concerning the Plan may be brought more than one (1) year after the later of (i) the last date on which the act or omission giving rise to the claim, legal action or other legal proceeding occurred, or (ii) the date the individual or entity brining such claim, legal action or other legal proceeding had knowledge (or reasonably should have had knowledge) of the act or omission, and (2) that any legal action or legal proceeding concerning the Plan may only be heard in a “bench” trial and that any right to a jury trial is waived.

Section 11.04.  Participant Rights Unsecured.

(a)           Unsecured Claim.  The right of a Participant or the Participant’s Beneficiary to receive a distribution hereunder shall be an unsecured claim, and neither the Participant nor any Beneficiary shall have any rights in or against any amount credited to his or her Account or any other specific assets of a Participating Employer.  The right of a Participant or Beneficiary to the payment of benefits under this Plan shall not be assigned, encumbered, or transferred, except by will or the laws of descent and distribution.  The rights of a Participant hereunder are exercisable during the Participant’s lifetime only by the Participant or his or her guardian or legal representative.

(b)           Contractual Obligation.  The Company may authorize the creation of a trust or other arrangements to assist it in meeting the obligations created under the Plan.  However, any liability to any person with respect to the Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan.  No obligation of a Participating Employer shall be deemed to be secured by any pledge of, or other encumbrance on, any property of a Participating Employer.  Nothing contained in this Plan and no action taken pursuant to its terms shall create or be construed to create a trust of any kind, or a fiduciary relationship between a Participating Employer and any Participant or Beneficiary, or any other person.

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Section 11.05.  Income Tax Withholding.

The amount actually distributed to the Participant will be reduced by applicable income tax withholding (if any).  Unless the Participant has made a contrary election with the consent of the Committee, income tax on the entire annual distribution amount will be withheld from the cash portion of the distribution, and Integrys Stock will be used to satisfy withholding obligations only to the extent that the cash portion of the distribution is insufficient for this purpose.  Further, no later than the date as of which an amount first becomes includible in the income of the Participant for employment  tax purposes, the Participant shall pay or make arrangements satisfactory to the Committee regarding the payment of any such tax.

Section 11.06.  Amendment or Termination of Plan.

(a)           There shall be no time limit on the duration of the Plan.

(b)           Except as otherwise limited pursuant to Section 10.02 on or after a Change in Control, the Board (or where specified herein, the Committee) may at any time amend the Plan, including but not limited to modifying the terms and conditions applicable to (or otherwise eliminating) Deferrals or contribution credits to be made on or after the amendment date; provided, however, that no amendment or termination may reduce or eliminate any Account balance accrued to the date of such amendment or termination (except as such Account balance may be reduced as a result of investment losses allocable to such Account).

(c)           The Board may terminate the Plan (or the Plan shall automatically terminate) in accordance with and subject to the following rules:

(i)                                     The Board may terminate the Plan and require that all benefits accrued be distributed to Participants and Beneficiaries in a single sum without regard to a Participant’s prior election as to the form of benefit payments, if (A) all plans or arrangements of the same type (as defined in regulations issued by the Secretary of the Treasury under Code Section 409A) are terminated with respect to all participants, (B) no payments other than those

56

payable under the pre-existing terms of the Plan are made within 12 months of the date on which the arrangement is terminated, (C) all payments are completed within 24 months of the termination, and (D) the Company or Affiliate does not, for the five years following the date of termination, maintain an arrangement that, under rules prescribed by the Secretary of the Treasury, is required to be aggregated with any of the terminated arrangements.

(ii)                                  The Board, within 12 months following a “change in control event”, may require that all benefits accrued will be distributed to Participants and Beneficiaries in a single sum, without regard to a Participant’s prior election as to the form and timing of benefit payments, with respect to any Participant (or the Beneficiary of a deceased Participant) who is affected by the “change in control event”.  For purposes of this Paragraph (ii), the term “change in control event” has the meaning specified by the Secretary of the Treasury for purposes of Code Section 409A.  Payment shall be made within ten (10) business days of the occurrence of the Board’s determination, or as soon as practicable thereafter.

(iii)                               The Plan shall terminate and all benefits accrued will be distributed in a single sum without regard to a Participant’s prior election as to the form of benefit payments, if (A) payment is made upon a complete dissolution that is taxed under Code Section 331 or upon approval of a bankruptcy court pursuant to Section 503(b)(1)(A) of Title 11 of the United States Code, and (B) the amounts deferred under the Plan are include in the gross income of Participants and Beneficiaries by the latest of (i) the calendar year in which

57

the Plan termination occurs, (ii) the calendar year in which the amounts are no longer subject to a substantial risk of forfeiture, or (iii) the first calendar year in which the payment is administratively practicable.

(iv)                              Except as provided in Paragraphs (i), (ii) and (iii) above or as otherwise permitted in regulations promulgated by the Secretary of the Treasury under Code Section 409A, any action that purports to terminate the Plan shall instead be construed as an amendment to discontinue further benefit accruals, but the Plan will continue to operate, in accordance with its terms as from time to time amended and in accordance with applicable Participant elections, with respect to the Participant’s benefit accrued through the date of termination, and in no event shall any such action purporting to terminate the Plan form the basis for accelerating distributions to Participants and Beneficiaries.

Section 11.07.  Administrative Expenses.

Costs of establishing and administering the Plan will be paid by the Participating Employers.

Section 11.08.  Effect on Other Employee Benefit Plans.

Deferrals credited to a Participant’s Account under this Plan shall not be considered “compensation” for the purpose of computing benefits under any qualified retirement plan maintained by a Participating Employer, but shall be considered compensation for welfare benefit plans, such as life and disability insurance programs sponsored by a Participating Employer, unless otherwise provided by the terms of such plan.

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Section 11.09.  Successors and Assigns.

This Plan shall be binding upon and inure to the benefit of the Participating Employers, their successors and assigns and the Participants and their heirs, executors, administrators, and legal representatives.

Section 11.10.  Right of Offset.

The Company shall have the right to offset from the benefits payable hereunder any amount that the Participant owes to the Company or Affiliate or other entity in which the Company or an Affiliate maintains an ownership interest.  The Company may effectuate the offset without the consent of the Participant (or the Participant’s spouse or Beneficiary, in the event of the Participant’s death).

Section 11.11.  Amounts Accumulated Under Peoples Energy Corporation Plans.

Notwithstanding anything in the Plan to the contrary, the Committee, in a manner  consistent with Code Section 409A, may establish rules for the transition of Directors and Eligible Employees who are or were participants in the Peoples Energy Corporation Executive Deferred Compensation Plan or the Peoples Energy Corporation Director Deferred Compensation Plan (collectively, the “Peoples’ Deferred Compensation Plans”) to transition to participation in this Plan, or to consolidate amounts previously held or credited under the Peoples’ Deferred Compensation Plans with amounts  and the Peoples Energy Corporation Director Deferred Compensation Plan with amount held or credited under this Plan.

Section 11.12.  Miscellaneous Distribution Rules.

The following rules will supersede any inconsistent distribution provisions of the Plan.  In the circumstances described in subsections (a), (b) and (c) below, a payment that would otherwise be due and payable under the terms of the Plan with respect to amounts that are subject to Code Section 409A will be delayed, and payment will be made in accordance with this Section.

(a)           Code Section 162(m).  If and to the extent that the Company reasonably anticipates that its income tax deduction with respect to a payment will be limited or eliminated

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by application of Code Section 162(m), the payment shall be deferred until either (i) the earliest date at which the Company reasonably anticipates that the Company’s deduction for the payment will not be limited or eliminated by application of Code Section 162(m), or (ii) the calendar year in which occurs the Participant’s Separation from Service.

(b)           Loan Covenants or Similar Contractual Requirements.  If and to the extent that the Company reasonably anticipates that the making of a payment will violate a term of a loan agreement to which the Company or an Affiliate is a party, or other similar contract to which the Company or an Affiliate is a party, and such violation will cause material harm to the Company or an Affiliate, the payment shall be deferred until the earliest date at which the Company or Affiliate reasonably anticipates that the making of the payment will not cause such violation or such violation will not cause material harm to the Company or Affiliate.  The foregoing rule shall apply only if the Company or Affiliate entered into the loan agreement (including the covenant) or other similar contract for legitimate business reasons and not for the purpose of deferring distribution of amounts subject to Code Section 409A.

(c)           Federal Securities and Other Applicable Law.  If and to the extent that the Company reasonably anticipates that the making of a payment will violate Federal securities laws or other applicable law, the payment shall be deferred until the earliest date at which the Company reasonably anticipates that the making of the payment will not cause such violation.  For this purpose, the making of a payment is not treated as a violation of applicable law because the payment would cause the inclusion of amounts in gross income of the recipient or result in a penalty or any provision of the Code being or becoming applicable.

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ANNUAL MEETING OF SHAREHOLDERS OF

INTEGRYS ENERGY GROUP, INC.

May 17, 2007

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. -or-	COMPANY NUMBER
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.	ACCOUNT NUMBER
-or- MAIL - Sign, date, and mail your proxy card in the envelope provided as soon as possible.

ELECTRONIC ACCESS TO FUTURE DOCUMENTS

If you would like to receive future Annual Reports and Proxy Statements over the Internet and no longer receive these items by mail, please visit http://www.amstock.com.  Click on Shareholder Account Access to enroll.  Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address.

â Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone. â

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

			FOR	AGAINST	ABSTAIN
1. Election of Directors to three-year terms on the Board of Directors or until their successors have been duly elected;		2. Approve the Integrys Energy Group 2007 Omnibus Incentive Compensation Plan, which authorizes 3.5 million shares of Common Stock for future grants;	☐	☐	☐
NOMINEES:
☐ FOR ALL NOMINEES	☐ Pastora San Juan Cafferty ☐ Ellen Carnahan	3. Approve an amendment to the Integrys Energy Group Deferred Compensation Plan that authorizes the issuance of an additional 0.7 million shares of Common Stock under the plan;	☐	☐	☐
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ Michael E. Lavin

☐ FOR ALL EXCEPT (See instructions below)	☐ William F. Protz, Jr ☐ Larry L. Weyers .	4. Ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for Integrys Energy Group and its subsidiaries for 2007.	☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND PROPOSALS LISTED HEREIN.

INSTRUCTION:	To withhold authority to voter for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you with to withhold, as shown here ☒

Please indicate in the comments box on the reverse side of this card any topics you would like to have addressed as part of management’s presentation at the Annual Meeting of Shareholders on May 17, 2007.

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

	☐	MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder                                                    Date:                   Signature of Shareholder                                              Date:

Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

INTEGRYS ENERGY GROUP, INC.

(formerly known as WPS Resources Corporation)

130 East Randolph Drive, Chicago, Illinois 60601

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 17, 2007

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Shareholder(s) hereby appoints Larry L. Weyers and Peter H. Kauffman as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote as designated on the reverse side of this form, and to vote at their discretion upon such other business as may properly come before the meeting, all the shares of Common Stock of Integrys Energy Group, Inc. held of record by the undersigned on March 22, 2007, at the Annual Meeting of Shareholders to be held on May 17, 2007, at 10:00 a.m. CDT, or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

COMMENTS: